Exhibit 10.69

Acadia Strategic Opportunity Fund III LLC,
a Delaware limited liability company
As Borrower

Acadia Realty Acquisition III LLC,
a Delaware limited liability company
As Managing Member

Acadia Realty Limited Partnership,
a Delaware limited partnership
As Guarantor

Acadia Investors III, Inc.,
a Maryland corporation
As Pledgor

Revolving Credit Agreement

Bank of America, N.A.
As Administrative Agent

Banc of America Securities LLC
As Sole Lead Arranger and Sole Book Manager

YC Susi Trust,
As Conduit Lender

Bank of America, N.A.
As an Administrator, Alternate Lender and Managing Agent
and
The Other Conduit Lenders, Administrators,
Alternate Lenders and Managing Agents
From Time to Time Party Hereto

October 10, 2007

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(continued)

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(continued)

-iii-

(continued)

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(continued)

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(continued)

SCHEDULES

SCHEDULE 1.1	Commitments
SCHEDULE 14.7	Address and Account Information
SCHEDULE 14.12(b)	Processing & Recording Fees

EXHIBITS

EXHIBIT A:	Schedule of Investors and Commitments
EXHIBIT B-1:	Form of Note
EXHIBIT B-2:	Form of Qualified Borrower Note
EXHIBIT B-3:	Form of Qualified Borrower Letter of Credit Note
EXHIBIT C:	Form of Loan Notice
EXHIBIT D-1:	Form of Request for Letter of Credit
EXHIBIT D-2:	Form of Letter of Credit
EXHIBIT E:	Form of Borrower and Managing Member Security Agreement
EXHIBIT F:	Form of Account Assignment
EXHIBIT G:	Form of Facility Increase Request
EXHIBIT H:	Form of Borrowing Base Certificate
EXHIBIT I:	Form of Investor Letter
EXHIBIT J:	[Reserved]
EXHIBIT K:	[Reserved]
EXHIBIT L:	Form of Capital Contributions Pledge Agreement
EXHIBIT M:	Form of Assignment and Assumption Agreement
EXHIBIT N:	Form of Borrower Guaranty
EXHIBIT O:	Form of Compliance Certificate
EXHIBIT P:	Form of Guaranty of Capital

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REVOLVING CREDIT AGREEMENT

THIS REVOLVING CREDIT AGREEMENT (together with all amendments and modifications hereof and supplements and attachments hereto, this “Credit Agreement”) is dated as of October 10, 2007 by and among ACADIA STRATEGIC OPPORTUNITY FUND III LLC, a Delaware limited liability company (the “Borrower”), ACADIA REALTY ACQUISITION III LLC, a Delaware limited liability company (the “Managing Member”), ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Guarantor”) ACADIA INVESTORS III, INC., a Maryland corporation (the “Pledgor”), YC SUSI Trust, as Conduit Lender, BANK OF AMERICA, N.A., a national banking association (in its individual capacity, “Bank of America”), as administrative agent (together with any successor appointed pursuant to Section 13.9 below, the “Administrative Agent”) for the Lenders, as an Alternate Lender, as an Administrator and as a Managing Agent, and each of the other Persons from time to time party hereto as Lenders, Managing Agents and Administrators (all such terms, as hereinafter defined).

A.           Borrower, Managing Member, Guarantor and Pledgor have requested that Lenders make loans and cause the issuance of letters of credit to Borrower and Qualified Borrowers (as hereinafter defined) for the principal purposes of providing working capital to the Borrower; financing the costs and other expenses to be incurred by Borrower in connection with making investments permitted under the Operating Agreement (as hereinafter defined); and financing the costs of other undertakings by Borrower permitted under the Operating Agreement; and

B.           Lenders are willing to lend funds and to cause the issuance of letters of credit upon the terms and subject to the conditions set forth in this Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. DEFINITIONS

1.1. Defined Terms.  For the purposes of this Credit Agreement, unless otherwise expressly defined, the following terms shall have the respective meanings assigned to them in this Section 1 or in the Section or recital referred to:

“Account Assignment” means that certain assignment of the Collateral Account substantially in the form of Exhibit F, dated the date hereof, executed by Borrower in favor of Administrative Agent for the benefit of the Secured Parties.

“Adequately Capitalized” means in compliance with the capital standards for bank holding companies as described in the Bank Holding Company Act of 1956, as amended, and regulations promulgated thereunder.

“Administrative Agent” is defined in the first paragraph hereof.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Administrative Agent’s Account” means the account designated from time to time by the Administrative Agent for payments by the Borrower Parties pursuant to this Credit Agreement.

“Administrative Agent’s Office” means Administrative Agent’s address set forth on Schedule 14.7 or such other address as Administrative Agent may from time to time notify the Borrower and the Lenders in writing.

“Administrator” means: (a) with respect to YC SUSI, Bank of America or an Affiliate thereof; and (b) with respect to any other Conduit Lender, the Person designated by such Conduit Lender as its “Administrator”, which Person becomes a party to this Credit Agreement in such capacity.

“Affiliate” of any Person means any other Person that, directly or indirectly, controls or is controlled by, or is under common control with, such Person.  For the purpose of this definition, “control” and the correlative meanings of the terms “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or partnership interests or by contract or otherwise.

“Agent-Related Persons” means each Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.

“Agents” means, collectively, Administrative Agent, Letter of Credit Issuer, Administrators, Managing Agents, the Arranger and any successors and assigns in such capacities.

“Alternate Lender Percentage” means, with respect to any Lender Group, at any time, a fraction, expressed as a percentage, the numerator of which is the portion of the Loans funded by the Alternate Lenders of such Lender Group and the denominator of which is the aggregate Loans at such time of such Lender Group; provided that at all times on and after the first Assignment Date occurring on or after the Conduit Investment Termination Date for the Conduit Lender related to such Lender Group, the Alternate Lender Percentage for such Lender Group means 100%.

“Alternate Lender Pro Rata Share” means, with respect to each Alternate Lender and any Lender Group, the percentage obtained from the fraction: (a) the numerator of which is the Commitment of such Alternate Lender; and (b) the denominator of which is the aggregate Commitments of all Alternate Lenders in the related Lender Group.

“Alternate Lenders” means:  (a) for the YC SUSI Lender Group, Bank of America and any assignees thereof that shall become party hereto pursuant to Section 7 or Section 14.12; and (b) for any other Lender Group, the “Alternate Lenders” specified therefore who become parties hereto and any assignees thereof that shall become party hereto pursuant to Section 7 or Section 14.12.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Alternate Rate” means, for any Interest Period for any Portion of Loans for any Lender Group, an interest rate per annum as provided in the Fee Letter above the LIBOR Rate for such Interest Period; provided, however, that in the case of:

(a)           any Interest Period of one to (and including) 14 days;

(b)           any Interest Period which commences prior to the related Managing Agent receiving at least three (3) Business Days notice thereof; or

(c)           any Interest Period relating to a Portion of Loans which is less than $5,000,000;

the “Alternate Rate” for each such Interest Period shall be an interest rate per annum equal to the Base Rate in effect on each day of such Interest Period.  The “Alternate Rate” for any date on or after the occurrence of an Event of Default or the Maturity Date shall be the Default Rate.

“Applicable Margin” has the meaning provided in the Fee Letter.

“Applicable Requirement” means, for any Included Investor that is (or whose Credit Provider, if applicable, is):  (a) a Bank Holding Company, Adequately Capitalized status or better and a Rating of BBB/Baa2 or higher; (b) an insurance company, a Best’s Rating of A- or higher and a Rating of BBB/Baa2 or higher; (c) an ERISA Investor, or the trustee or nominee of an ERISA Investor, in addition to the Sponsor’s Rating of BBB/Baa2 or higher, a minimum Funding Ratio for the related pension fund based on the Rating of the Sponsor of the related pension fund as follows:

Sponsor Rating	Minimum Funding Ratio
A-/A3 or higher	No minimum
BBB+/Baa1	90%
BBB/Baa2	95%

(d) a Governmental Plan Investor, or the Responsible Party with respect to such Governmental Plan Investor, in addition to the Responsible Party’s Rating of BBB/Baa2 or higher, a minimum Funding Ratio for the pension fund based on the Rating of the Responsible Party as follows:

Responsible Party Rating	Minimum Funding Ratio
A-/A3 or higher	No minimum
BBB+/Baa1	90%
BBB/Baa2	95%;

and (e) otherwise a Rated Investor, a Rating of BBB/Baa2 or higher.

The first Rating indicated in each case above is the S&P Rating and the second Rating indicated in each case above is the Moody’s Rating.  In the event that the S&P and Moody’s Ratings are not equivalent, then the Applicable Requirement shall be based on the lower of the two. If any such Person has only one Rating, from either S&P or Moody’s, then that Rating shall apply.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Application and Agreement for Letter of Credit” means an application and agreement for standby letter of credit by, between and among Borrower and a Qualified Borrower, on the one hand, and the Letter of Credit Issuer, on the other hand, in a form acceptable to the Letter of Credit Issuer (and customarily used by it in similar circumstances) and conformed to the terms of this Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, or extended, provided, however, to the extent that the terms of such Application and Agreement are inconsistent with the terms of this Credit Agreement, the terms of this Credit Agreement shall control.

“Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, that is administered or managed by: (a) a Lender; (b) an Affiliate of a Lender; or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” is defined in the preamble to this Credit Agreement.

“Assignee” is defined in Section 14.12(b) hereof.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment Amount” means, with respect to an Alternate Lender at the time of any assignment pursuant to Section 7.1 by any Conduit Lender in such Alternate Lender’s Lender Group, an amount equal to the least of:  (a) such Alternate Lender’s Alternate Lender Pro Rata Share of the Obligations requested by such Conduit Lender to be assigned at such time; (b) such Alternate Lender’s unused Commitment (minus the sum of (i) the unrecovered principal amount of such Alternate Lender’s investments in such Obligations pursuant to the Program Support Agreement to which it is a party and (ii) such Alternate Lender’s Alternate Lender Pro Rata Share of the applicable Lender Group Percentage of the Letter of Credit Liability); and (c) in the case of an assignment on or after the Conduit Investment Termination Date for the Conduit Lender related to such Lender Group, (i) such Alternate Lender’s Alternate Lender Pro Rata Share of the applicable Conduit Lender Percentage of the Lender Group Percentage of the Borrowing Base minus (ii) such Alternate Lender’s Alternate Lender Pro Rata Share of the applicable Lender Group Percentage of the Letter of Credit Liability.

“Assignment and Assumption Agreement” means the agreement contemplated by Section 14.12(b)  hereof, pursuant to which any Lender assigns all or any portion of its rights and obligations hereunder, which agreement shall be substantially in the form of Exhibit M attached hereto.

“Assignment Date” is defined in Section 7.1(a) hereof.

“Assignment Fee” is defined in Schedule 14.12(b) hereto.

“Attorney Costs” means and includes all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Auto-Extension Letter of Credit” is defined in Section 2.5(b)(iii).

“Availability Period” means the period commencing on the Closing Date and ending on the Maturity Date.

“Available Loan Amount” means, at any time, the lesser of (a) the Facility Amount at such time; or (b) the Borrowing Base at such time.

“Bank Holding Company” means a “bank holding company” as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended, or a non-bank subsidiary of such bank holding company.

“Bank of America” is defined in the preamble to this Credit Agreement.

“Base Rate” means, for any day for any Portion of Loans for any Lender Group, a fluctuating rate per annum equal to the higher of: (a) the Federal Funds Rate for such day, plus the Applicable Margin; and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, plus the Applicable Margin.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Best’s Rating” means a “Best’s Rating” by A.M. Best Company.

“Borrower” is defined in the preamble to this Credit Agreement.

“Borrower and Managing Member Security Agreement” means that certain Security Agreement, substantially in the form of Exhibit E, executed and delivered by Borrower and Managing Member in favor of Administrative Agent for the benefit of Secured Parties.

“Borrower Guaranty” means an unconditional guaranty of payments in the form of Exhibit N attached hereto, enforceable against Borrower for the payment of a Qualified Borrower’s debt or obligation to Secured Parties; and “Borrower Guaranties” means such guaranties, collectively.

“Borrower Parties” means Borrower and each Qualified Borrower; and “Borrower Party” means any of them.

“Borrowing” means a disbursement made by Lenders with respect to Loans hereunder (including any reimbursement of the Letter of Credit Issuer following a draw on a Letter of Credit) and “Borrowings” means the plural thereof.

“Borrowing Base” means the sum of (a) ninety percent (90%) of the Eligible Available Contributions of the Included Investors at such time; and (b) sixty-five percent (65%) of the Eligible Available Contributions of the Designated Investors at such time.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Borrowing Base Certificate” means the certificate setting forth the calculation of the Borrowing Base in the form of Exhibit H.

“Borrowing Base Deficit” means, on any date of determination, the amount (if any) by which: (a) the Principal Obligation is in excess of (b) the Borrowing Base.

“Business Day” means any day of the year except a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York or the city of Charlotte, North Carolina.

“Capital Call” means a call upon all or any of the Investors for payment of all or any portion of their Unfunded Capital Commitments pursuant to and in accordance with the terms of the Stockholders Agreement, the Partnership Agreement and/or the Operating Agreement, as applicable.

“Capital Call Notice” means any notice sent to an Investor for the purpose of making a Capital Call.

“Capital Call Notice Date” is defined in Section 5.2(c) hereof.

“Capital Commitment” means the commitment of each Investor to fund Capital Contributions, directly or indirectly, to a Credit Party in the amount set forth in, and pursuant to the terms of, the Stockholders Agreement, the Partnership Agreement and/or the Operating Agreement, as applicable.

“Capital Contribution” means for any Investor, any contribution of capital made to Borrower or the Pledgor, as applicable, in response to a Capital Call Notice.

“Capital Contributions Pledge Agreement” means that certain Capital Contributions Pledge Agreement, dated as of the date hereof executed and delivered by Pledgor in favor of Administrative Agent on behalf of the Secured Parties, as the same may be amended, supplemented or otherwise modified from time to time with the consent of Administrative Agent, the Letter of Credit Issuer, and the Lenders to the extent expressly required hereby, which agreement shall be substantially in the form of Exhibit L attached hereto.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateralize” is defined in Section 2.5(g)(ii) hereof.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System.

“Change in Law” means the occurrence, after the date of this Credit Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Closing Date” means the date on which all of the conditions precedent set forth in Section 8.1 hereof are satisfied or waived.

“Code” means the Uniform Commercial Code as adopted in the State of New York and any other state, which governs creation or perfection (and the effect thereof) of security interests in any collateral for the Obligations.

“Collateral” is defined in Section 5.1(a) hereof.

“Collateral Account” is defined in Section 5.2(a).

“Collateral Documents” means the security agreements, financing statements, assignments and other documents and instruments from time to time executed and delivered pursuant to this Credit Agreement and any documents or instruments amending or supplementing the same, including, without limitation, the Borrower and Managing Member Security Agreement, the Capital Contributions Pledge Agreement and the Account Assignment.

“Commercial Paper” means, with respect to a Conduit Lender, the promissory notes issued or to be issued by such Conduit Lender (or its related commercial paper issuer if such Conduit Lender does not itself issue commercial paper) in the commercial paper market.

“Commitment” means, with respect to each Alternate Lender, as the context requires, the commitment of such Alternate Lender to make Loans (including Loans funding draws under Letters of Credit) and to pay Assignment Amounts in accordance herewith in an amount not to exceed the amount set forth opposite such Alternate Lender’s name on Schedule 1.1 hereof and the heading “Commitment” (or, in the case of an Alternate Lender which becomes a party hereto pursuant to an Assignment and Assumption Agreement entered into pursuant to the terms hereof, as set forth in such Assignment and Assumption Agreement); minus the amount of any Commitment or portion thereof assigned by such Alternate Lender pursuant to an Assignment and Assumption Agreement entered into pursuant to the terms hereof; plus the amount of any increase to such Alternate Lender’s Commitment consented to by such Alternate Lender prior to the time of determination; provided, however, that, to the extent that the Facility Amount is reduced or otherwise declines, the aggregate of the Commitments of all the Alternate Lenders shall decline by a like amount and the Commitment of each Alternate Lender shall decline in proportion thereto.

“Compliance Certificate” is defined in Section 10.1(d).

“Concentration Limit” has the meaning provided in the definition of “Inclusion Percentage”.

“Conduit Assignee” means any special purpose entity that finances its activities directly or indirectly through asset backed commercial paper and is administered by an Administrator or any of its Affiliates and designated by such Administrator from time to time to accept an assignment from the applicable Conduit Lender of all or a portion of its Loans and other interests hereunder.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Conduit Collateral Agent” means, with respect to any Conduit Lender, the “Collateral Agent” (if any) with respect to such Conduit Lender’s commercial paper program.

“Conduit Investment Termination Date” means, with respect to any Conduit Lender, the date of the delivery by such Conduit Lender to the Borrower of written notice that such Conduit Lender elects, in its sole discretion, not to make any further Loans or participate in any further Letters of Credit hereunder.

“Conduit Lender” means:  (a) YC SUSI and any permitted Conduit Assignee thereof; and (b) any other Person that shall become a party to this Credit Agreement as a “Conduit Lender” pursuant to the terms hereof; and, subject to the terms and conditions of this Credit Agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this Credit Agreement).

“Conduit Lender Percentage” means, with respect to any Conduit Lender, at any time, 100%, less the Alternate Lender Percentage of such Conduit Lender’s Lender Group at such time.

“Constituent Documents” means, for any entity, its constituent or organizational documents, including: (a) in the case of a limited partnership, its certificate of registration as a limited partnership and its limited partnership agreement; (b) in the case of a limited liability company, its certificate of formation or organization and its operating agreement or limited liability company agreement; (c) in the case of a corporation, its articles or certificate of incorporation and its bylaws; and (d) in the case of a joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state or jurisdiction of its formation, in each case as amended from time to time.

“Controlled Group” means:  (a) the controlled group of corporations as defined in Section 1563 of the Internal Revenue Code; or (b) the group of trades or businesses under common control as defined in Section 414(c) of the Internal Revenue Code, in each case of which any Borrower Party is a part or may become a part.

“CP Rate” means, for any Interest Period for any Portion of Loans funded by a Conduit Lender (or its related commercial paper issuer if such Conduit Lender does not itself issue commercial paper) of a Lender Group by issuing Commercial Paper, the per annum rate equivalent to the sum of (a) the Used Fee, (b) the Dealer Fee, and (c) the weighted average cost (as determined by the applicable Administrator and including incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Lender, other borrowings by such Conduit Lender (other than under any Program Support Agreement) and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Lender or the applicable Administrator to fund or maintain such Portion of Loans (and which may be also allocated in part to the funding of other assets of such Conduit Lender); provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Portion of Loans for such Interest Period, such Conduit Lender shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Credit Agreement” is defined in the preamble hereto.

“Credit Parties” means Borrower, each Qualified Borrower, Managing Member, Guarantor and Pledgor; “Credit Party” means any one of them.

“Credit Party Claims” is defined in Section 5.4 hereof.

“Credit Provider” means a Person providing a guaranty, in form and substance reasonably acceptable to Administrative Agent, of the obligations of an Included Investor to make Capital Contributions to a Credit Party, or, under the applicable Investor Letter, to Administrative Agent for the benefit of the Secured Parties.

“Current Party” is defined in Section 14.13.

“Dealer Fee” has the meaning provided in the Fee Letter.

“Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, fraudulent conveyance, reorganization, or similar laws affecting the rights, remedies, or recourse of creditors generally, including without limitation the United States Bankruptcy Code and all amendments thereto, as are in effect from time to time during the term of the Loans.

“Default Rate” has the meaning provided in the Fee Letter.

“Defaulting Alternate Lender” means any Alternate Lender that: (a) has failed to make its Pro Rata Share of any advance required to be made in respect of Loans or any disbursement by the Letter of Credit Issuer in respect of Loans or Letters of Credit, respectively; (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute; or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

“Defaulting Investor” is defined in Section 2.1(c) hereof.

“Designated Exclusion Event” means that, at any time, either: (a) five (5) Designated Investors are Defaulting Investors, or (b) Designated Investors with an aggregate Unfunded Capital Commitment greater than 10% of the total aggregate Unfunded Capital Commitment of all Investors are Defaulting Investors, provided, that for purposes of determining a Designated Exclusion Event, any (i) Designated Investor that becomes a Defaulting Investor but that is replaced by the Credit Parties with a new Designated Investor, or (ii) whose obligations are transferred to any existing Designated Investor or Included Investor in accordance with the terms of this Credit Agreement and the Operating Agreement or Stockholders Agreement, as applicable, shall not be counted.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Designated Investor” means any Investor (other than an Included Investor):  (a) that has been so designated by 100% of the Lenders (in their sole discretion) as a Designated Investor, as evidenced in writing executed by Administrative Agent; and (b) that has delivered to Administrative Agent the information and documents required under Section 8.1(p); provided that, from and after the occurrence of an Investor’s Effective Removal Date, the Investor shall no longer be a Designated Investor until such time as all Exclusion Events affecting such Investor have been cured and such Investor shall have been approved again as a Designated Investor in the sole and absolute discretion of the Required Lenders.  Designated Investors approved as such as of the Closing Date are as set forth on Exhibit A.

“Dollars” and the sign “$” means lawful currency of the United States of America.

“Downgrade Collateral Account” is defined in Section 7.2(a) hereof.

“Downgrade Draw” is defined in Section 7.2(a) hereof.

“Effective Removal Date” means, with respect to any Investor, fifteen (15) Business  Days following the occurrence of an Exclusion Event with respect to such Investor.

“Eligible Assignee” means: (a) a Lender or Program Support Provider; (b) an Affiliate of a Lender or an Approved Fund with respect to a Lender; and (c) any other Person approved by: (i) Administrative Agent and, (ii) unless an Event of Default exists and is continuing at the time any assignment is effected in accordance with Section 14.12(b) hereof, Borrower, each such approval not to be unreasonably withheld or delayed by Borrower or Administrative Agent, as applicable, and such approval to be deemed given by Borrower if no objection is received by the assigning Lender and Administrative Agent from Borrower within five (5) Business Days after notice of such proposed assignment has been provided by the assigning Lender to Borrower; provided, however, that no Credit Party or Affiliate of any Credit Party shall qualify as an “Eligible Assignee.”

“Eligible Available Contributions of the Designated Investors” means, as of any date, an amount equal to the sum of the products of (a) the Inclusion Percentage for each Designated Investor multiplied by (b) the Unfunded Capital Commitment of such Designated Investor, provided, that at any time a Designated Exclusion Event has occurred and is continuing, the Eligible Available Contributions of all Designated Investors shall be zero.

“Eligible Available Contributions of the Included Investors” means, as of any date, an amount equal to the sum of the products of (a) the Inclusion Percentage for each Included Investor multiplied by (b) the Unfunded Capital Commitment of such Included Investor.

“Environmental Complaint” means any complaint, order, demand, citation or notice threatened or issued in writing to any Credit Party by any Person with regard to air emissions, water discharges, Releases, or disposal of any Hazardous Material, noise emissions or any other environmental, health or safety matter affecting any Credit Party or any of their Properties.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Environmental Laws” means:  (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Re-authorization Act of 1986, 42 U.S.C. §9601 et seq.; (b) the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §6901 et seq.; (c) the Clean Air Act, 42 U.S.C. §7401 et seq., as amended by the Clean Air Act Amendments of 1990; (d) the Clean Water Act of 1977, 33 U.S.C. §1251 et seq.; (e) the Toxic Substances Control Act, 15 U.S.C.A. §2601 et seq.; (f) all other federal, state and local laws, or ordinances, regulations or policies relating to pollution or protection of human health or the environment including without limitation, air pollution, water pollution, noise control, or the use, handling, discharge, disposal or Release or recovery of on-site or off-site Hazardous Materials, as each of the foregoing may be amended from time to time, applicable to any Credit Party, and (g) any and all regulations promulgated under or pursuant to any of the foregoing statutes.

“Environmental Liability” means any written claim, demand, obligation, cause of action, accusation or allegation, or any order, violation, damage (including, without limitation, to any Person, property or natural resources), injury, judgment, penalty or fine, cost of enforcement, cost of remedial action, cleanup, restoration or any other cost or expense whatsoever, including Attorney Costs and disbursements resulting from the violation or alleged violation of any Environmental Law or the imposition of any Environmental Lien or otherwise arising under any Environmental Law or resulting from any common law cause of action asserted by any Person.

“Environmental Lien” means a Lien in favor of any Governmental Authority:  (a) under any Environmental Law; or (b) for any liability or damages arising from, or costs incurred by, any Governmental Authority in response to the Release or threatened Release of any Hazardous Material.

“Environmental Requirement” means any Environmental Law, agreement, or restriction, as the same now exists or may be changed, amended, or come into effect in the future, which pertains to health, safety, or the environment, including, but not limited to ground, air, water, or noise pollution, or underground or aboveground tanks.

“Equity Interest” means, (a) with respect to any member of Borrower, its Membership Interest, and (b) with respect to any Stockholder, its Stockholder Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.

“ERISA Investor” means an Investor that is (a) an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, (b) any “plan” defined in Section 4975(e) of the Code other than a governmental plan, (c) a group trust, as described in Revenue Ruling 81-100, or (d) a partnership or commingled account of a fund, or any other entity, whose assets include or are deemed to include the assets of one or more such employee benefit plans subject to Title I of ERISA, as determined under Section 2510.3-101 or Section 2550.401c-1 of the regulations of the United States Department of Labor or under any other relevant legal authority.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Event of Default” is defined in Section 12.1 hereof.

“Excluded Taxes” means, with respect to any Tax Indemnified Party or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder: (a) taxes imposed on or measured by its net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such Tax Indemnified Party or recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located; (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which such Credit Party is located; and (c) in the case of a Foreign Person (other than an assignee pursuant to a request by the Borrower under Section 14.14), any withholding tax that (i) is attributable to such Foreign Person’s failure or inability (other than as a result of a Change in Law) to comply with Section 4.1(e), or (ii) is imposed on amounts payable to such Foreign Person at the time such Foreign Person becomes a party hereto (or designates a new Lending Office) except to the extent of the additional amounts, if any, that such Foreign Person (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive from the Borrower with respect to such withholding tax pursuant to Section 4.1(a).

“Exclusion Event” is defined in Section 2.1(c) hereof.

“Facility Amount” means an amount equal to $75,000,000 as it may be reduced by Borrower pursuant to Section 3.6, or increased pursuant to Section 2.12 (not to exceed the Maximum Commitment).

“Facility Increase Request” means the notice in the form of Exhibit G pursuant to which Borrower requests an increase of the Commitments in accordance with Section 2.12.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by it.

“Fee Letter” shall mean, collectively, each separate letter agreement by and among Borrower and each Managing Agent and/or Administrative Agent, together with all amendments and modifications thereof.

“Foreign Person” means, with respect to any Credit Party, any Tax Indemnified Party that is a resident of or organized under the laws of a jurisdiction other than that in which such Credit Party is resident for tax purposes.  For purposes of this definition, the United States, each State thereof and the District of Columbian shall be deemed to constitute a single jurisdiction.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Funding Ratio” means:  (a) for a Governmental Plan Investor, the actuarial present value of the assets of the plan over the actuarial present value of the plan’s total benefit liabilities, as reported in such plan’s audited financial statements; and (b) for an ERISA Investor, the funded current liability percentage reported on Schedule B to the most recent Form 5500 filed by such plan with the United States Department of Labor.

“Generally Accepted Accounting Principles” or “GAAP” means those generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof, and that are consistently applied for all periods, after the date hereof, so as to properly reflect the financial position of such Person, except that any accounting principle or practice required to be changed by the Financial Accounting Standards Board (or other appropriate board or committee of the said Board) in order to continue as a generally accepted accounting principle or practice may be so changed.

“Governmental Authority” means any foreign governmental authority, the United States of America, any State of the United States of America, and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over any Credit Party, any Agent, any Lender or the Letter of Credit Issuer, or any of their respective businesses, operations, assets, or properties.

“Governmental Plan Investor” means an Investor that is a pension plan and that is a governmental plan as defined in Section 3(32) of ERISA.

“Guaranteed Obligations” means those obligations guaranteed by the Guarantor pursuant to the Guaranty of Capital.

“Guarantor” is defined in the preamble to this Credit Agreement.

“Guaranty” means the guaranty of the Guarantor made pursuant to the Guaranty of Capital.

“Guaranty Obligations” means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent:  (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor; (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person; (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness; or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Guaranty of Capital” means that certain Guaranty of Capital, substantially in the form of Exhibit P, dated as of the date hereof, executed by Guarantor in favor of Administrative Agent on behalf of the Secured Parties.

“Hazardous Material” means any substance, material, or waste which is or becomes regulated, under any Environmental Law, as hazardous to public health or safety or to the environment, including, but not limited to:  (a) any substance or material designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, as amended, 33 U.S.C. §1251 et seq., or listed pursuant to Section 307 of the Clean Water Act, as amended; (b) any substance or material defined as “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901 et seq.; (c) any substance or material defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601 et seq.; or (d) petroleum, petroleum products and petroleum waste materials.

“Hedging Agreements” means, collectively, interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, in each case, entered into or purchased by Borrower.

“Honor Date” is defined in Section 2.5(c)(i) hereof.

“Implicit Borrowing Base Deficit” means, on any date of determination, the amount (if any) by which:  (a) the aggregate Principal Obligation is in excess of (b) the Borrowing Base (provided that, for purposes of this definition, the Borrowing Base shall be calculated as if each Effective Removal Date related to each Exclusion Event shall have occurred).

“Included Investor” means an Investor: (a) that has, or that has a Credit Provider that has, met the Applicable Requirement for such Investor and that has been designated on the Closing Date by Administrative Agent as an “Included Investor”; (b) that has delivered to Administrative Agent the information and documents required under Section 8.1(p); and (c) for Investors being added to the Borrowing Base as an “Included Investor” after the Closing Date, satisfaction of the requirements in clauses (a) and (b) above and (i) in the case of a Rated Investor, with the consent of the Administrative Agent, acting alone (which shall not be unreasonably withheld) as evidenced in a writing executed by Administrative Agent, and (ii) in the cased of a Non-Rated Investor, with the consent of 100% of the Lenders, as evidenced in a writing executed by Administrative Agent; provided that a Defaulting Investor shall no longer be an Included Investor until such time as all Exclusion Events affecting such Investor have been cured and such Investor shall have been approved in writing as an Included Investor in the sole and absolute discretion of Administrative Agent, the Letter of Credit Issuer, and all of the Lenders.  Included Investors approved as such on the Closing Date are as set forth on Exhibit A.

“Inclusion Percentage” means, (a) with respect to each Included Investor and each Designated Investor, the highest percentage (up to 100%) which results in an aggregate amount of Unfunded Capital Commitment of such Investor at such time not exceeding the applicable Concentration Limit (as set forth below) for such Investor as a percentage of the total aggregate Unfunded Capital Commitment of all Investors at such time:

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

Rating (1)	Concentration Limit (as a percentage of the total aggregate Unfunded Capital Commitment of all Investors)
AAA/Aaa	15.0%
AA-/Aa3	15.0%
A-/A3 or higher	10.0%
BBB/Baa2 or higher	5.0%
Non-Rated Included Investors(2)	15.0%
Designated Investors(3)	2.0%

(1)           Is the lower of the Rating of the Investor (or its Credit Provider, if applicable) as issued by either Standard & Poor’s or Moody’s.  If any Investor has only one Rating from either Standard & Poor’s or Moody’s, then that Rating shall apply.  For any Investor that is an unrated subsidiary of a parent with a Rating, a guaranty from the rated parent entity is required in order to apply the Concentration Limit applicable to the rated parent.

(2)           In the aggregate may not exceed 50% of the total aggregate Unfunded Capital Commitment of all Investors at any time.

(3)           In the aggregate may not exceed 45% of the total aggregate Unfunded Capital Commitment of all Investors at any time.

(b)           notwithstanding anything in clause (a) of this definition to the contrary, so long as Yale University and/or any of its affiliates qualifies as an Included Investor and has a Rating of AAA/Aaa, its Concentration Limit (collectively with any affiliates) will be 17%.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments;

(c) all net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e) all indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(f) all Capital Leases and Synthetic Lease Obligations; and

(g) all Guaranty Obligations of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” is defined in Section 14.6(b) hereof.

“Interest Component” means, with respect to a Conduit Lender, at any time of determination, the aggregate for all Related Commercial Paper of such Conduit Lender at such time of:  (a) with respect to any Commercial Paper issued on an interest bearing basis, the interest payable on such Commercial Paper at its maturity (including any dealer commissions); and (b) with respect to any Commercial Paper issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof (including any dealer commissions).

“Interest Period” means, (a) with respect to any Portion of Loans funded by the issuance of Commercial Paper, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Portion of Loans and ending on (and including) the last day of the current calendar month, and (ii) thereafter, each period commencing on (and including) the first day after the last day of the immediately preceding Interest Period for such Portion of Loans and ending on (and including) the last day of the current calendar month; and (b) with respect to any Portion of Loans not funded by the issuance of Commercial Paper, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Portion of Loans and ending on (but excluding) the next following Settlement Date, and (ii) thereafter, each period commencing on (and including) a Settlement Date and ending on (but excluding) the next following Settlement Date; provided, that

(A)           any Interest Period with respect to any Portion of Loans which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, if Yield in respect of such Interest Period is computed by reference to the LIBOR Rate, and such Interest Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Interest Period shall end on the next preceding Business Day;

(B)           in the case of any Interest Period for any Portion of Loans which commences before the Maturity Date and would otherwise end on a date occurring after the Maturity Date, such Interest Period shall end on (but exclude) such Maturity Date and the duration of each Interest Period which commences on or after the Maturity Date shall be of such duration as shall be selected by the applicable Managing Agent; and

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(C)           any Interest Period in respect of which Yield is computed by reference to the CP Rate may be terminated at the election of applicable Managing Agent, in which case the Portion of Loans allocated to such terminated Interest Period shall be allocated to a new Interest Period commencing on (and including) the date of such termination and ending on (but excluding) the next following Settlement Date, and shall accrue Yield at the Alternate Rate.

“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended.

“Investment Period” has the meaning provided in the Operating Agreement.

“Investor” means each of Managing Member, Pledgor, any other member of Borrower or Stockholder of Pledgor, as applicable.

“Investor Letter” is defined in Section 5.1(b) hereof.

“Investor Documents” means the Operating Agreement, the Stockholders Agreement, each Investor Letter, and any amendments or supplements thereto or modifications thereof, executed or delivered pursuant to the terms thereof and this Credit Agreement, and any additional documents delivered in connection with any such amendment, supplement or modification.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Request for Letter of Credit, the Application and Agreement for Letter of Credit, and any other document, agreement and instrument entered into by the Letter of Credit Issuer and a Borrower Party or in favor of the Letter of Credit Issuer and relating to any such Letter of Credit.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing.  All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.  All L/C Borrowings shall be denominated in Dollars.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Lender” means each Conduit Lender and each Alternate Lender, as the context may require, and collectively, the “Lenders”.

“Lender Group” means each of:  (a) the YC SUSI Lender Group; and (b) any other “Lender Group” from time to time party hereto in accordance with the terms hereof as designated by the Managing Agent of such group.

“Lender Group Percentage” means, for any Lender Group, the percentage equivalent (carried out to five decimal places) of a fraction the numerator of which is the aggregate Commitments or Principal Obligation, as applicable, of all Lenders in such Lender Group and the denominator of which is the aggregate Commitments or Principal Obligation, as applicable, of all Lenders in all Lender Groups.

“Lender Party” is defined in Section 13.1(a) hereof.

“Lending Office” means, as to any Lender, the office or offices of such Lender (or an affiliate of such Lender) identified on Schedule 14.7, or such other office or offices as a Lender may from time to time notify Borrower and Administrative Agent.

“Letter of Credit” means a standby letter of credit issued by the Letter of Credit Issuer pursuant to Section 2.5 hereof in the form of Exhibit D-2 hereto (or such other form as approved by the Letter of Credit Issuer) in Dollars either as originally issued or as the same may, from time to time, be amended or otherwise modified or extended.

“Letter of Credit Expiration Date” means the day that is the earlier of: (a) fifteen (15) days prior to the Stated Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day); or (b) the date upon which Administrative Agent declares the Obligations due and payable after the occurrence of an Event of Default.

“Letter of Credit Fees” is defined in Section 2.10 hereof.

“Letter of Credit Issuer” means Bank of America, or any Lender or Affiliate of such Lender so designated, and which accepts such designation, by Administrative Agent and approved by Borrower.

“Letter of Credit Liability” means the aggregate amount of the undrawn face amount of all outstanding Letters of Credit plus the amount drawn under Letters of Credit for which the Letter of Credit Issuer and Lenders, or any one or more of them, have not yet received payment or reimbursement (in the form of a conversion of such liability to Loans, or otherwise) as required pursuant to Section 2.5.  For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Letter of Credit Sublimit” means, at any time, seventy-five percent (75%) of the Facility Amount at such time.

“LIBOR Rate” means, for any Interest Period for any Portion of Loans for any Lender Group, a rate per annum determined by Administrative Agent pursuant to the following formula:

LIBOR Rate =	London Interbank Offered Rate
1.00 – Eurocurrency Reserve Percentage
where,

“London Interbank Offered Rate” means, for such Interest Period:

(a)           the rate per annum (carried out to the fifth decimal place) equal to the rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(b)           in the event that the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, or

(c)           in the event the rates referenced in the preceding subsections (a) or (b) are not available, the rate per annum determined by Administrative Agent as the rate of interest at which deposits in Dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Portion of Loans to be funded by reference to the LIBOR Rate and with a term equivalent to such Interest Period would be offered by its London Branch to major banks in the offshore interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; and

“Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the maximum effective reserve percentage (expressed as a decimal, carried out to the fifth decimal place) in effect on such date, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, for determining the maximum reserve requirement (including any supplemental, emergency, or marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”).  The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Percentage.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Lien” means any lien, mortgage, security interest, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under any statute or law, or otherwise.

“Liquidity Commitment” means an amount equal to 102% of the Facility Amount in effect from time to time.

“Loan” means an extension of credit by a Lender to a Borrower Party pursuant to the terms and conditions of this Credit Agreement, and “Loans” means the plural thereof.  All Loans shall be denominated in Dollars.

“Loan Amount” is defined in Section 2.3(g) hereof.

“Loan Date” is defined in Section 2.3(a) hereof.

“Loan Deficit” is defined in Section 2.3(h) hereof.

“Loan Documents” means this Credit Agreement, the Notes (including any renewals, extensions, re-issuances and refundings thereof), each Application and Agreement for Letter of Credit, each of the Collateral Documents, the Guaranty of Capital, each Assignment and Assumption Agreement and such other agreements and documents, and any amendments or supplements thereto or modifications thereof, executed or delivered pursuant to the terms of this Credit Agreement or any of the other Loan Documents and any additional documents delivered in connection with any such amendment, supplement or modification.

“Loan Notice” means any notice substantially in the form of Exhibit C, containing the information specified therein, executed and delivered by a Borrower Party.

“Managing Agent” means, with respect to any Lender Group, the Person acting as Managing Agent therefor and designated as such on the signature pages hereto or in the assignment pursuant to which such Lender Group becomes a party hereto, and its successors and assigns.

“Managing Member” is defined in the preamble to this Credit Agreement.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means any circumstances or events which could reasonably be expected to:  (a) have any material adverse effect upon the validity, performance, or enforceability of any of the Loan Documents executed by Borrower, any Qualified Borrower, Managing Member, Guarantor or Pledgor; (b) materially impair the ability of Borrower, Managing Member, Guarantor or Pledgor, or any one of them, to fulfill their respective obligations under the Loan Documents; (c) cause an Event of Default; or (d) impair, impede, or jeopardize, in any material respect, the obligation or the liability of Borrower, Managing Member, Guarantor or Pledgor to fulfill its obligations under the Operating Agreement, Stockholders Agreement or Partnership Agreement, as applicable.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Maturity Date” means the earliest of: (a) the Stated Maturity Date; (b) the date upon which Administrative Agent declares the Obligations due and payable after the occurrence of an Event of Default; (c) the date upon which Borrower terminates the Commitments pursuant to Section 3.6 hereof or otherwise and (d) fifteen (15) Business Days prior to the end of the Investment Period.

“Maximum Commitment” means an amount equal to $300,000,000, as it may be reduced by Borrower pursuant to Section 3.6.

“Maximum Rate” means, on any day, the highest rate of interest (if any) permitted by applicable law on such day.

“Membership Interest” means, with respect to any member of Borrower, the equity interest of such member in Borrower.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Non-Defaulting Alternate Lender” is defined in Section 2.3(h) hereof.

“Non-Extension Notice Date” is defined in Section 2.5(b)(iii) hereof.

“Non-Rated Investor” means an Investor that is not a Rated Investor.

“Non-Rated Included Investor” means an Included Investor that is not a Rated Investor.

“Notes” means the promissory notes provided for in Section 3.1 hereof, and all promissory notes delivered in substitution or exchange therefor, as such notes may be amended, restated, reissued, extended or modified, and the Qualified Borrower Notes; and “Note” means any one of the Notes.

“Obligations” means all present and future Indebtedness, obligations, and liabilities of any Credit Party to any of the Secured Parties, and all renewals and extensions thereof (including, without limitation, Loans, Letters of Credit Liability, or both), or any part thereof, arising pursuant to this Credit Agreement (including, without limitation, the indemnity provisions hereof) or represented by the Notes and each Application and Agreement for Letter of Credit, and all interest accruing thereon, and Attorney Costs incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; together with all indebtedness, obligations, and liabilities of any Credit Party to any of the Secured Parties evidenced or arising pursuant to any of the other Loan Documents, and all renewals and extensions thereof, or any part thereof.

“Operating Agreement” means that certain Operating Agreement of Borrower, by and among Managing Member and Pledgor dated as of May 15, 2007, as supplemented by that certain pledge agreement, dated as of May 15, 2007, from Pledgor to Borrower, as each may be restated, modified, amended or supplemented from time to time, with the consent of Administrative Agent, the Letter of Credit Issuer, and the Lenders to the extent expressly required hereby.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Operating Company” means an “operating company” within the meaning of 29 C.F.R. §2510.3-101(c) of the regulations of the United States Department of Labor.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement or any other Loan Document.

“Participant” is defined in Section 14.12(f).

“Partnership Agreement” means that certain Agreement of Limited Partnership of Guarantor, dated as of May 13, 2003, as previously restated, modified, amended or supplemented from time to time, with the consent of the Administrative Agent, the Letter of Credit Issuer and the Lenders to the extent expressly required hereby.

“Pending Capital Call” means any Capital Call that has been made upon the Investors and that has not yet been funded by the applicable Investor, but with respect to which such Investor is not in default.

“Person” means an individual, sole proprietorship, joint venture, association, trust, estate, business trust, corporation, limited liability company, nonprofit corporation, partnership, sovereign government or agency, instrumentality, or political subdivision thereof, or any similar entity or organization.

“Plan” means any plan, including single employer and multi-employer plans to which Section 4021(a) of ERISA applies, or any retirement medical plan, each as established or maintained for employees of Borrower or any member of the Controlled Group to which Section 4021(a) of ERISA applies.

“Plan Asset Regulations” means 29 C.F.R §2510.3-101, et seq.

“Plan Assets” means “plan assets” within the meaning of the Plan Asset Regulations.

“Pledgor” is defined in the first paragraph hereof.

“Portion of Loan” is defined in Section 2.4 hereof.

“Potential Default” means any condition, act, or event which, with the giving of notice or lapse of time or both, would become an Event of Default.

“Principal Obligation” means the sum of: (a) the aggregate outstanding principal amount of the Loans; plus (b) the Letter of Credit Liability.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Pro Rata Share” means, with respect to each Lender, the percentage obtained from the fraction:  (a) (i) the numerator of which is the Commitment of such Lender; and (ii) the denominator of which is the aggregate Commitments of all Lenders; or (b) in the event the Commitments are zero (0):  (i) the numerator of which is the Principal Obligation outstanding with respect to such Lender; and (ii) the denominator of which is the total Principal Obligation outstanding.

“Program Support Agreement” means and includes, with respect to any Conduit Lender, any agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of such Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender), the issuance of one or more surety bonds for which such Conduit Lender (or such related issuer) is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Lender (or such related issuer) to any Program Support Provider of its interests hereunder (or portions thereof or participations therein) or the making of loans or other extensions of credit to such Conduit Lender (or such related issuer) in connection with such Conduit Lender’s (or such related issuer’s) commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

“Program Support Provider” means and includes, with respect to any Conduit Lender, any Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) or issuing a letter of credit, surety bond or other instrument to  support  any obligations arising under or in connection with such Conduit Lender’s (or such related issuer’s) commercial paper program.

“Prohibited Event” is defined in Section 4.7.

“Property” means any real property, improvements thereon and any leasehold or similar interest in real property which is owned, directly or indirectly, by any Borrower Party, or secures any investment of any Borrower Party.

“Qualified Borrower” means any entity, which entity may be organized in the United States or outside of the United States, in which Borrower owns a direct or indirect ownership interest or through which Borrower will acquire an investment, the indebtedness of which entity can be guaranteed by Borrower pursuant to the terms of the Operating Agreement, and which entity has executed a Qualified Borrower Note and in respect of which entity Borrower has executed a Borrower Guaranty.

“Qualified Borrower Letter of Credit Note” means a letter of credit note executed and delivered by a Qualified Borrower, in the form of Exhibit B-3 attached hereto, the payment of which is guaranteed by Borrower pursuant to a Borrower Guaranty, as such note may be amended, restated, reissued, extended or modified.

“Qualified Borrower Notes” means the Qualified Borrower Promissory Notes and the Qualified Borrower Letter of Credit Notes, and “Qualified Borrower Note” means any one of them, as such note may be amended, restated, reissued, extended or modified.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Qualified Borrower Promissory Note” means a promissory note executed and delivered by a Qualified Borrower, in the form of Exhibit B-2 attached hereto, the payment of which is guaranteed by Borrower pursuant to a Borrower Guaranty.

“Rate Type” means the LIBOR Rate, the Base Rate or the CP Rate.

“Rated Investor” means any Investor that has a Rating (or that has a Credit Provider, Sponsor, or Responsible Party that has a Rating).

“Rating” means, for any Person, its senior unsecured debt rating (or equivalent thereof, such as, but not limited to, a corporate credit rating, issuer rating/insurance financial strength rating (for an insurance company), general obligation rating (for a governmental entity), or revenue bond rating (for an educational institution)) from either of S&P or Moody’s.

“Register” is defined in Section 14.12(e) hereof.

“Regulation T,” “Regulation U,” and “Regulation X” means Regulation T, U, or X, as the case may be, of the Board of Governors of the Federal Reserve System, from time to time in effect, and shall include any successor or other regulation relating to reserve requirements or margin requirements, as the case may be, applicable to member banks of the Federal Reserve System.

“Related Commercial Paper” means, with respect to any Conduit Lender, at any time of determination, Commercial Paper of such Conduit Lender (or its related commercial paper issuer) the proceeds of which are then allocated by the Administrator of such Conduit Lender (or its related commercial paper issuer) as the source of funding the acquisition or maintenance of its Principal Obligation hereunder.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of Hazardous Materials into the environment, or into or out of any Property, including the movement of any Hazardous Material through or in the air, soil, surface water, groundwater, of any Property.

“Request for Letter of Credit” means a request for the issuance of a Letter of Credit substantially in the form of Exhibit D-1 hereto.

“Required Lenders” means:  (a) Alternate Lenders (other than Defaulting Alternate Lenders) holding an aggregate of more than fifty (50%) of the aggregate Commitments of all Alternate Lenders (other than Defaulting Alternate Lenders); or (b) at any time that the Available Loan Amount is zero (0), Alternate Lenders (other than Defaulting Alternate Lenders) owed an aggregate of more than fifty (50%) of the Principal Obligation outstanding and payable to all Lenders (other than Defaulting Alternate Lenders) at such time (including, for purposes of such calculation, each Alternate Lender’s Alternate Lender Pro Rata Share of that portion of the Principal Obligations outstanding and payable to the Conduit Lender in its Lender Group).

“Responsible Officer” means: (a) in the case of a corporation, its president, senior vice president, any vice president or treasurer, and, in any case where two Responsible Officers are acting on behalf of such corporation, the second such Responsible Officer may be a secretary or assistant secretary; (b) in the case of a limited partnership, the Responsible Officer of the general partner, acting on behalf of such general partner in its capacity as general partner; and (c) in the case of a limited liability company, the chief executive officer, president, general counsel, chief financial officer, or senior vice president of the managing member, acting on behalf of such managing member in its capacity as managing member.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Responsible Party” means, for any Governmental Plan Investor:  (a) if the state under which the Governmental Plan Investor operates is obligated to fund the Governmental Plan Investor and is liable to fund any shortfalls, the state; and (b) otherwise, the Governmental Plan Investor itself.

“S&P” means Standard & Poor’s Rating Services, a division of the McGraw & Hill Companies, Inc. and any successor thereto.

“Secured Parties” means, collectively, the Lenders, Agents, Arranger, Letter of Credit Issuer, Program Support Providers, Conduit Collateral Agents and Indemnitees, and “Secured Party” means any of the foregoing.

“Settlement Date” means the 12th day of each month (or, if such day is not a Business Day, on the next succeeding Business Day); provided that after the Maturity Date, any Business Day selected from time to time by Administrative Agent shall be a Settlement Date.

“Solvent” means, with respect to any Person as of a particular date, that on such date:  (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course; (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage; (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person; and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured.

“Sponsor” of an ERISA Investor means a sponsor as that term is understood under ERISA, specifically, the entity that established the plan and is responsible for the maintenance of the plan and, in the case of a plan that has a sponsor and participating employers, the entity that has the ability to amend or terminate the plan.

“Stockholder” means a holder of shares of the equity interests of Pledgor.

“Stockholders Agreement” means the Stockholders Agreement of Pledgor, dated as of May 15, 2007, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of Administrative Agent, the Letter of Credit Issuer, and the Lenders to the extent expressly required hereby.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Stockholders Interest” means, with respect to any Stockholder, its equity interest in Pledgor.

“Stated Maturity Date” means October 10, 2011.

“Subsequent Investor” is defined in Section 11.5(c) hereof.

“Swap Contract” means: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts: (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s); and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Synthetic Lease Obligation” means the monetary obligation of a Person under: (a) a so-called synthetic, off-balance sheet or tax retention lease; or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tax Indemnified Parties” means, collectively, the Letter of Credit Issuer, the Lenders, Agents, the Program Support Providers and Conduit Collateral Agents, and “Tax Indemnified Party” means any of the foregoing.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“UCC” is defined in Section 8.1.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

“Unfunded Capital Commitment” means, with respect to any Investor at any time:  (a) such Investor’s Capital Commitment at such time, excluding (1) any Capital Commitment subject to a Pending Capital Call and (2) returns of Capital Contributions, unless a confirmation certificate in form and substance satisfactory to the Administrative Agent has been received by the Administrative Agent from a Credit Party, reporting the returned Capital Contributions and providing the amounts of the remaining unfunded Capital Commitments of the Investors; minus (b) such Investor’s aggregate Capital Contributions made prior to such time.

“Unreimbursed Amount” is defined in Section 2.5(c)(i) hereof.

“Used Fee” has the meaning provided in the Fee Letter.

“YC SUSI” means YC SUSI Trust, a Delaware Statutory Trust.

“YC SUSI Alternate Lenders” means the Alternate Lenders in the YC SUSI Lender Group, as set forth on the signature pages hereto or the applicable Assignment and Assumption Agreement.

“YC SUSI Lender Group” means YC SUSI, any permitted Conduit Assignee thereof, the YC SUSI Alternate Lenders from time to time party hereto and Bank of America, as Managing Agent.

“Yield” means, the sum of:

(a)           for any Portion of Loans for any Lender Group during any Interest Period to the extent a Conduit Lender funds such Portion of Loans through the issuance of Commercial Paper (directly or indirectly through a related commercial paper issuer);

CPR x L x	D
360

(b)           for any Portion of Loans funded by the Alternate Lenders and for any Portion of Loans for any Lender Group to the extent the related Conduit Lender does not fund such Portion of Loans through the issuance of Commercial Paper (directly or indirectly through a related commercial paper issuer);

AR/BR x L x	D
360
where:

AR/BR = the Alternate Rate or Base Rate, as applicable, for such Portion of Loans for such Interest Period;

CPR = the CP Rate for such Portion of Loans for such Interest Period (as determined by each applicable Administrator on or prior to the fifth Business Day of the calendar month next following such Interest Period);

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

D = the actual number of days during such Interest Period, and

L = the amount of such Portion of Loans during such Interest Period;

provided that no provision of this Credit Agreement shall require the payment or permit the collection of Yield in excess of the Maximum Rate; and provided, further, that at all times during the existence of an Event of Default or after the Maturity Date, Yield for all Portions of Loans shall accrue at the Default Rate. Without limiting the obligation of any Borrower Party to pay interest pursuant to Section 3.3, Yield shall include interest pursuant to Section 3.3 on the Principal Obligation and all other Obligations not paid or deposited when due under this Credit Agreement or under the Notes.

1.2. Other Definitional Provisions.

(a) All terms defined in this Credit Agreement shall have the above-defined meanings when used in the Notes or any other Loan Documents or any certificate, report or other document made or delivered pursuant to this Credit Agreement, unless otherwise defined in such other document.

(b) Defined terms used in the singular shall import the plural and vice versa.

(c) The words “hereof,” “herein,” “hereunder,” and similar terms when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provisions of this Credit Agreement.

(d) The term “including” is by way of example and not limitation. The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(e) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(f) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Loan Document.

(g) Unless otherwise specified in the Loan Documents, time references are to time in New York, New York.

1.3. Letter of Credit Amounts.  Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the documents issued in connection therewith, but only to the extent such maximum face amount is in effect at such time.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

2. LOANS AND LETTERS OF CREDIT

2.1. The Commitment.

(a) Committed Amount.  Subject to the terms and conditions herein set forth, including Sections 8.1, 8.2 (if applicable) and 8.3, Lenders having Commitments agree severally, during the Availability Period:  (i) to extend to Borrower or any Qualified Borrower a revolving line of credit; and (ii) to participate in Letters of Credit issued by the Letter of Credit Issuer for the account of Borrower or any Qualified Borrower.

(b) Limitation on Borrowings.  Notwithstanding anything to the contrary herein contained, Lenders shall not be required to advance any Borrowing or cause the issuance of any Letter of Credit hereunder if:

(i) after giving effect to such Borrowing or issuance of such Letter of Credit:  (A) the Principal Obligation would exceed the Available Loan Amount; (B) the Letter of Credit Liability would exceed the Letter of Credit Sublimit; or (C) any Implicit Borrowing Base Deficit would exist; or

(ii) an Event of Default or a Potential Default exists.

(c) Exclusion Events.  If any of the following events (each, an “Exclusion Event”) shall occur with respect to any Designated Investor or any Included Investor or, if applicable, the Sponsor, Responsible Party, or Credit Provider of such Investor (such Investor hereinafter referred to as a “Defaulting Investor”):

(i) it shall:  (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets; (B) file a voluntary petition as debtor in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (C) make a general assignment for the benefit of creditors; (D) file a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any Debtor Relief Laws; (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding; or (F) take any personal, partnership, limited liability company, corporate or trust action, as applicable, for the purpose of effecting any of the foregoing;

(ii) an order, order for relief, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking such Person’s reorganization or appointing a receiver, custodian, trustee, intervenor, or liquidator of such Person or of all or substantially all of its assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of sixty (60) days;

(iii) any final judgment(s) for the payment of money which in the aggregate exceed fifteen percent (15%) of its net worth shall be rendered against such Person, and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iv) such Investor shall repudiate, challenge, or declare unenforceable its obligation to make contributions to the capital of the applicable Credit Party pursuant to its Capital Commitment or a Call Notice; shall otherwise disaffirm any material provision of the Operating Agreement, the Stockholders Agreement or the Partnership Agreement, as applicable; or shall otherwise disaffirm any material provision of its Investor Letter; or a court of competent jurisdiction finds such Capital Commitment or the obligations under its Investor Letter unenforceable;

(v) such Investor shall fail to make a contribution to the capital of the applicable Credit Party when required pursuant to a Call Notice, subject to any applicable notice or cure periods, or shall otherwise be in material default under the Operating Agreement, the Stockholders Agreement, its Investor Letter or any Loan Document, following any applicable notice requirements or cure periods;

(vi) any representation or warranty made under its Investor Letter or any Loan Documents executed by such Person shall prove to be untrue or inaccurate in any material respect, as of the date on which such representation or warranty is made, and such Person shall fail to cure the adverse effect of the failure of such representation or warranty within thirty (30) days after written notice thereof is delivered by Administrative Agent to Borrower and to such Person;

(vii) such Investor shall transfer its Equity Interest in Borrower or Pledgor, as applicable, in violation of this Credit Agreement;

(viii) default shall occur in the performance by it of any of the covenants or agreements contained in its Investor Letter, the Operating Agreement, the Stockholders Agreement or the Partnership Agreement (except, in each case, as otherwise specifically addressed in this Section 2.1(c), in which case no grace period beyond any provided for herein shall apply) and such default shall continue uncured to the satisfaction of Administrative Agent for a period of thirty (30) days after written notice thereof has been given by Administrative Agent to Borrower and to such Investor;

(ix) in the case of each Included Investor that is a Rated Investor, it shall fail to maintain the Applicable Requirement for such Investor required in the definition of Applicable Requirement in Section 1 hereof;

(x) in the case of any Non-Rated Included Investor, such Investor shall fail to maintain a net worth (determined in accordance with Generally Accepted Accounting Principles), measured at the end of each fiscal year of such Person, of at least seventy-five percent (75%) of the initial net worth of such Investor, Sponsor, Responsible Party, or Credit Provider measured at the end of the fiscal year preceding the designation of such Investor as an Included Investor hereunder; or

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(xi) in the case of each Designated Investor and Non-Rated Included Investor, following the occurrence of an event which materially adversely affects the ability of such Investor to fulfill its obligations under the Operating Agreement or the Stockholders Agreement, as applicable, and the Required Lenders elect to declare the occurrence of an Exclusion Event with respect to such Investor, then as of the Effective Removal Date for such Exclusion Event, such Investor shall no longer be a Designated Investor or an Included Investor, as applicable, and Administrative Agent and the Borrower Parties shall treat such Defaulting Investor’s Capital Commitment and Unfunded Capital Commitment as zero (0) for purposes of: (A) calculating the aggregate Unfunded Capital Commitment of the Designated Investors or Included Investors, as applicable, with respect to this Credit Agreement; (B) calculating the Available Loan Amount and Borrowing Base; and (C) calculating whether a mandatory prepayment is required to be made by Borrower pursuant to Section 2.1(d).

(d) Mandatory Prepayment.

(i) Excess Loans Outstanding.  If, on any day, the Principal Obligation exceeds the Available Loan Amount or if an Implicit Borrowing Base Deficit exists (including, without limitation, as a result of an Exclusion Event), then the Credit Parties shall pay on demand such excess or amount of Implicit Borrowing Base Deficit, as applicable, to Administrative Agent, for the benefit of Lenders, in immediately available funds (except to the extent any such excess is otherwise addressed by Section 2.1(d)(ii): (A) promptly on demand (but in no event later than one (1) Business Day), to the extent such funds are available in the Collateral Account or another account maintained by Borrower; and (B) within fifteen (15) Business Days of demand to the extent that it is necessary for a Credit Party to issue Call Notices to fund such required payment (and the Credit Parties shall issue such Call Notices during such time, and shall pay such excess or amount of Implicit Borrowing Base Deficit, as applicable, immediately after the Capital Contributions relating to such Call Notice are received); provided that the amount of such excess shall be paid to Administrative Agent concurrently with the creation of such excess or deficit if it results from any willful act of any Credit Party.  The Credit Parties hereby agree that Administrative Agent may withdraw from the Collateral Account any Capital Contributions deposited therein in respect of such Call Notices until the payment obligations required by this Section 2.1(d)(i) have been satisfied in full.

(ii) Excess Letters of Credit Outstanding.  If any excess or amount of Implicit Borrowing Base Deficit, as applicable, calculated pursuant to Section 2.1(d)(i) is attributable to undrawn Letters of Credit, the Credit Parties shall Cash Collateralize the Letter of Credit Liability in the amount of such excess or Implicit Borrowing Base Deficit, as applicable, when required pursuant to the terms of Section 2.1(d)(i), as security for such portion of the Obligations.  Unless otherwise required by law, upon:  (i) a change in circumstances such that the Principal Obligation no longer exceeds the Available Loan Amount; or (ii) the full and final payment of the Obligations, Administrative Agent shall return to the Credit Parties (or the applicable Qualified Borrower) any amounts remaining in said cash collateral account.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(e) Loans in Dollars.  Each Loan made pursuant to this Credit Agreement shall be both funded and payable in Dollars.

2.2. Revolving Credit Commitment.  Subject to the terms and conditions herein set forth, each Alternate Lender severally agrees, on any Business Day during the Availability Period, to make Loans to Borrower or any Qualified Borrower at any time and from time to time in an aggregate principal amount up to such Lender’s Commitment at any such time; provided, however, that, after making such Loans:  (a) such Lender’s Pro Rata Share of the Principal Obligation would not exceed such Lender’s Commitment as of such date; and (b) the Principal Obligation of such Lender’s Lender Group would not exceed the aggregate Commitment of the Alternate Lenders in such Lender Group.  Subject to the foregoing limitation, the conditions set forth in Section 8 and the other terms and conditions hereof, Borrower or any Qualified Borrower may borrow, repay without penalty or premium, and re-borrow hereunder, during the Availability Period.  Each Borrowing pursuant to this Section 2.2 shall be funded ratably by each Lender Group in accordance with its Lender Group Percentage.  No Lender shall be obligated to fund any Loan if the interest rate applicable thereto under Section 2.11 hereof would exceed the Maximum Rate in effect with respect to such Loan.

2.3. Borrowing Procedures.

(a) Loan Notice.  The applicable Borrower Party may request a Loan hereunder by delivering to Administrative Agent, by electronic mail, facsimile or by telephone notice followed by the written confirmation via electronic mail or other evidence of writing, a Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower Party (and each Loan Notice submitted by a Qualified Borrower must be countersigned by a Responsible Officer of Borrower), no later than 11:00 a.m. at least two (2) Business Days prior to the proposed date of any Loan (including the initial Loan).  Each such Loan Notice shall specify:  (i) the desired amount of such Loan, which shall be (a) at least $500,000 at all times when there is only one Alternate Lender party hereto, and (b) at least $1,000,000 at all times when there are two or more Alternate Lenders party hereto; (ii) the desired date of such Loan (the “Loan Date”), which shall be a Business Day; and (iii) such other information as is required by the form of such Loan Notice. Each Loan Notice submitted by such Borrower Party shall be deemed to constitute a representation and warranty by the applicable Borrower Party that: (i) the representations and warranties set forth in Section 9 hereof are true and correct in all material respects on and as of the date of such Loan Notice, with the same force and effect as if made on and as of such date (except to the extent of changes in facts or circumstances that have been disclosed to the Administrative Agent and do not constitute an Event of Default or a Potential Default under this Credit Agreement or any other Loan Document); (ii) no Event of Default or, to its knowledge, Potential Default exists and is continuing at such date; (iii) the conditions specified in Sections 8.1, 8.2 (if applicable) and 8.3, have been or will be satisfied as of the Loan Date; and (iv) after giving effect to such Borrowing, the Principal Obligation will not exceed the Available Loan Amount as of such date. No Loan Notice shall be valid hereunder for any purpose unless it shall have been accompanied or preceded by the information and other documents required to be delivered in accordance with this Section 2.3.  All Loans hereunder shall be made by each Lender Group on a pro rata basis based on the Lender Group Percentage of each Lender Group.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(b) Further Information.  Each Loan Notice shall be accompanied or preceded by: (A) a Borrowing Base Certificate dated the date of such Loan Notice; and (B) such documents as are required to satisfy any applicable conditions precedent as provided in Section 8.2.

(c) Notification of Conduit Lender.  Administrative Agent will promptly notify each Managing Agent of Administrative Agent’s receipt of any Loan Notice, and each Managing Agent will promptly notify each of the Lenders in its Lender Group.  If the Loan Notice is received prior to the Conduit Investment Termination Date for a Conduit Lender, such Conduit Lender (or its Administrator on its behalf) shall instruct Administrative Agent to accept or reject such Loan Notice by notice given to Administrative Agent and the applicable Borrower Party by telephone or facsimile by no later than the close of its business on the later of the Business Day of its receipt of any such Loan Notice or the Business Day prior to the applicable Loan Date.

(d) Loan Notice Irrevocable. Each Loan Notice shall be irrevocable and binding on such Borrower and any applicable Qualified Borrower, and Borrower (and, if applicable, the Qualified Borrower) shall indemnify Lenders against any cost, loss, or expense incurred by Lenders, or any of them, as a result of any failure to fulfill, on or before the date specified in the Loan Notice, the conditions to such Borrowing set forth herein, including, without limitation, any cost, loss, or expense incurred by reason of the liquidation or redeployment of the deposits or other funds acquired by Lenders, or any of them, to fund the Borrowing to be made by Lenders as a part of such Borrowing when such Borrowing, as a result of such failure, is not made on such date (including, in the case of a Conduit Lender, pursuant to a Program Support Agreement), except with respect to a Borrowing for a Loan at the Base Rate, as to which Borrower shall not be required to indemnify Lenders against such costs, losses or expenses incurred by Lenders as a result of such liquidation or redeployment of funds.  A certificate of Administrative Agent setting forth the amount of any such cost, loss or expense, and the basis for the determination thereof and the calculation thereof, shall be delivered to Borrower and the applicable Qualified Borrower and shall, in the absence of a manifest error, be conclusive and binding

(e) Alternate Lender’s Commitment.  At no time will any Conduit Lender have any obligation to fund a Loan or participate in any Letter of Credit.  At all times on and after the Conduit Investment Termination Date for a Conduit Lender or if a Conduit Lender has failed for whatever reason to fund its portion of a Borrowing in full, all Loans and participations in Letters of Credit shall be made by the Alternate Lenders of the related Lender Group.  At any time when a Conduit Lender has rejected a request for Loan (it being understood that if a Conduit Lender does not fund any Loan in relation to which all of the conditions precedent set forth in Section 8.2 (if applicable) and Section 8.3 have been satisfied on the date set forth in the applicable Loan Notice, such Conduit Lender shall be deemed to have rejected the request for Loan), the related Managing Agent shall so notify the related Alternate Lenders and such Alternate Lenders shall make such Loan, on a pro rata basis, in accordance with their respective Alternate Lender Pro Rata Shares.  Notwithstanding anything contained in this Section 2.3(e) or elsewhere in this Credit Agreement to the contrary, no Alternate Lender shall be obligated to provide Administrative Agent or any Borrower Party with funds in connection with a Loan in an amount that would result in the sum of the portion of the Loans then funded by it plus such Alternate Lender’s Alternate Lender Pro Rata Share of the applicable Lender Group Percentage of the Letter of Credit Liability exceeding its Commitment then in effect (minus the unrecovered principal amount of such Alternate Lender’s investments in the Principal Obligation pursuant to the Program Support Agreement to which it is a party).  The obligation of each Alternate Lender to remit its Alternate Lender Pro Rata Share of any such Loan requested of its Lender Group shall be several from that of each other Alternate Lender, and the failure of any Alternate Lender to so make such amount available to Administrative Agent shall not relieve any other Alternate Lender of its obligation hereunder.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(f) Payment of Loan. On any Loan Date, each Conduit Lender or each Alternate Lender, as the case may be, shall remit its share of the aggregate amount of such Loan to Administrative Agent, by wire transfer of immediately available funds to Administrative Agent for the account of the appropriate Borrower Party no later than 12:00 noon.  Administrative Agent shall in turn forward the same in immediately available funds to the appropriate Borrower Party’s account at Administrative Agent specified in the Loan Notice, or, if requested by the applicable Borrower Party in the Loan Notice, wire transfer such funds as requested.

(g) Managing Agents May Advance Funds.  Unless a Managing Agent shall have received notice from any Lender in its Lender Group that such Person will not make its share of any Loan available on the applicable Loan Date therefor (for purposes of this paragraph only, the “Loan Amount”), such Managing Agent may (but shall have no obligation to) make any such Lender’s share of any such Loan available to the applicable Borrower Party in anticipation of the receipt by such Managing Agent of such Loan Amount from the applicable Lender.  To the extent any such Lender fails to remit such Loan Amount to such Managing Agent after any such advance by such Managing Agent on such Loan Date, such Lender shall be required to pay such Loan Amount for its own account, together with interest thereon at a per annum rate equal to the Federal Funds Rate to such Managing Agent upon its demand therefor.  If such Lender does not pay such Loan Amount together with such interest, such Managing Agent will promptly notify the Borrower, and Borrower shall immediately pay such Loan Amount to Administrative Agent (for distribution to the applicable Managing Agent), together with interest thereon from the applicable Loan Date through the date such Loan Amount is repaid to Administrative Agent promptly on demand, to the extent such funds are available in the Collateral Account; and otherwise, to the extent that it is necessary for Borrower to issue Call Notices to fund such required payment, within fifteen (15) Business Days after Administrative Agent’s demand (but, in any event, the Credit Parties shall issue such Call Notices and shall make such payment promptly after the related Capital Contributions are received); or (ii) from any Qualified Borrower (as applicable), promptly on demand; in each case, together with interest at a rate per annum equal to the rate applicable to the requested Borrowing for the period commencing on the borrowing date and ending on (but excluding) the date Administrative Agent recovers the amount from Borrower.  Until such amount shall be repaid, such amount shall be deemed to be a Loan funded by the applicable Managing Agent and such Managing Agent shall be deemed to be the owner of such Loan.  Upon the payment of such amount to Administrative Agent by such Lender, such payment shall constitute such Person’s payment of its share of the applicable Loan.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(h) Defaulting Alternate Lender.  If, by 2:00 p.m. on any Loan Date or Assignment Date, as applicable, whether or not any Managing Agent has advanced the amount of the applicable Loan or paid the applicable Assignment Amount, one or more Alternate Lenders in a Lender Group (each, a “Defaulting Alternate Lender”, and each Alternate Lender other than any Defaulting Alternate Lender being referred to as a “Non-Defaulting Alternate Lender”) fails to make its share of any Loan available to Administrative Agent pursuant to Section 2.3(f) or any Assignment Amount payable by it pursuant to Section 7.1 (the aggregate amount not so made available to Administrative Agent being herein called in either case the “Loan Deficit”), then such Alternate Lender’s Managing Agent shall, by no later than 2:30 p.m. on the applicable Loan Date or the applicable Assignment Date, as the case may be, instruct each Non-Defaulting Alternate Lender in such Lender Group to pay, by no later than 3:00 p.m. on such date, in immediately available funds, to the account designated by Administrative Agent, an amount equal to the lesser of: (i) such Non-Defaulting Alternate Lender’s proportionate share (based upon the relative Commitments of the Non-Defaulting Alternate Lenders) of the Loan Deficit with respect to such Lender Group; and (ii) its unused Commitment.  A Defaulting Alternate Lender shall forthwith, upon demand, pay to its related Managing Agent for the ratable benefit of the Non-Defaulting Alternate Lenders all amounts paid by each Non-Defaulting Alternate Lender on behalf of such Defaulting Alternate Lender, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Alternate Lender until the date such Non Defaulting Alternate Lender has been paid such amounts in full, at a rate per annum equal to the Default Rate.  In addition, if, after giving effect to the provisions of the immediately preceding sentence, any Loan Deficit with respect to any Assignment Amount continues to exist, each such Defaulting Alternate Lender shall pay interest to the related Managing Agent, for the account of the related Conduit Lender, on such Defaulting Alternate Lender’s portion of such remaining Loan Deficit, at a rate per annum, equal to the Default Rate, for each day from the applicable Assignment Date until the date such Defaulting Alternate Lender shall pay its portion of such remaining Loan Deficit in full to such Conduit Lender.

(i) Intent to Fund.  Subject to Section 2.4, each Conduit Lender confirms with Borrower that it intends to fund all Loans hereunder through the issuance of its Commercial Paper to the extent reasonably available prior to the occurrence of an Event of Default or Potential Default.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

2.4. Determination of Yield and Interest Periods.  For purposes of determining the Interest Period applicable to each Loan and of calculating Yield with respect thereto, each applicable Managing Agent shall allocate the Loans of the Lenders in its Lender Group to tranches (each a “Portion of Loan”).  Any Portion of Loan funded by a Conduit Lender may from time to time be funded through the issuance of Commercial Paper or pursuant to a Program Support Agreement, in the sole discretion of such Conduit Lender.  Any Portion of Loan funded by the Alternate Lenders or the applicable Program Support Providers shall accrue Yield at the Alternate Rate or Base Rate, as selected by the Borrower.  Any Portion of Loan funded by the Conduit Lenders through the issuance of Commercial Paper shall accrue Yield at the applicable CP Rate.  At any time, each Portion of Loan shall have only one Interest Period and one Rate Type.  The aggregate Portions of Loans of each Lender Group at all times shall be equal to the Loans of such Lender Group, and at any time when the Loans are not divided into two or more portions, the term “Portion of Loans” shall mean 100% of the Loans of such Lender Group.

2.5. Letters of Credit.

(a) Letter of Credit Commitment.

(i) Subject to the terms and conditions hereof, on any Business Day during the Availability Period: (A) the Letter of Credit Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.5: (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars for the account of a Borrower Party, in aggregate face amounts that shall be not less than $500,000 (provided, however, three (3) Letters of Credit for amounts less than $500,000 may be issued each calendar year), as a Borrower Party may request, and to amend or extend Letters of Credit previously issued by it; and (2) to honor drawings under the Letters of Credit; and (B) the Alternate Lenders severally agree to participate in Letters of Credit issued for the account of a Borrower Party and any drawings thereunder; provided that after giving effect to an issuance of a Letter of Credit; (1) the Principal Obligation will not exceed the Available Loan Amount on such date; (2) no Implicit Borrowing Base Deficit shall exist and (3) the Letter of Credit Liability will not exceed the Letter of Credit Sublimit.  Within the foregoing limits, and subject to the terms and conditions hereof, a Borrower Party’s ability to obtain Letters of Credit shall be fully revolving, and accordingly a Borrower Party may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  The Letter of Credit Issuer shall have the right to approve the form of Letter of Credit requested.

(ii) The Letter of Credit Issuer shall not issue or extend any Letter of Credit, if: (A) subject to Section 2.5(b)(iii), the expiration date of such Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension, unless the Letter of Credit Issuer has approved such expiry date in its sole discretion; or (B) the expiration date of such Letter of Credit would occur after the date fifteen (15) Business Days prior to the Stated Maturity Date, unless the Borrower or applicable Qualified Borrower shall Cash Collateralize the then-outstanding Letter of Credit Liability in respect of such Letter of Credit fifteen (15) Business Days prior to the then-applicable Stated Maturity Date, and such Letter of Credit has an expiration date that is not later than twelve (12) months following the Stated Maturity Date.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iii) The Letter of Credit Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit, or any Law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Letter of Credit Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate any Laws or one or more policies of the Letter of Credit Issuer; (C) such Letter of Credit is to be denominated in a currency other than Dollars; (D) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (E) a default of any Lender’s obligations to fund hereunder exists or any Lender is at such time a Defaulting Alternate Lender hereunder, unless the Letter of Credit Issuer has entered into satisfactory arrangements with the Borrower Parties or such Lender to eliminate the Letter of Credit Issuer’s risk with respect to such Lender.

(iv) The Letter of Credit Issuer shall be under no obligation to amend any Letter of Credit if: (A) the Letter of Credit Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of a Borrower Party delivered to the Letter of Credit Issuer (with a copy to Administrative Agent) in the form of a Request for Letter of Credit and an Application and Agreement for Letter of Credit, together with a Borrowing Base Certificate, each appropriately completed and signed by a Responsible Officer of such Borrower Party.  Such Request for Letter of Credit must be received by the Letter of Credit Issuer and Administrative Agent not later than 11:00 a.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit (or such later date and time as Administrative Agent and the Letter of Credit Issuer may agree in a particular instance in their sole discretion).  In the case of a request for an initial issuance of a Letter of Credit, such Request for Letter of Credit shall specify in form and detail satisfactory to the Letter of Credit Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Letter of Credit Issuer may reasonably require.  In the case of a request for an amendment of any outstanding Letter of Credit, the related Request for Letter of Credit shall specify in form and detail satisfactory to the Letter of Credit Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the Letter of Credit Issuer may reasonably require.  Additionally, the applicable Borrower Party shall furnish to the Letter of Credit Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Letter of Credit Issuer or Administrative Agent may reasonably require.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(ii) Promptly after receipt of any Request for Letter of Credit, the Letter of Credit Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Request for Letter of Credit from a Borrower Party and, if not, the Letter of Credit Issuer will provide Administrative Agent with a copy thereof.  The Letter of Credit Issuer shall also promptly notify each Managing Agent (which in turn shall promptly notify each Lender in its Lender Group) of the Request for Letter of Credit and the terms thereof.  Unless the Letter of Credit Issuer has received written notice from any Lender, Administrative Agent or any Borrower Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 8 shall not then be satisfied, then, subject to the terms and conditions hereof, the Letter of Credit Issuer shall, on the requested date, issue a Letter of Credit for the account of such Borrower Party or enter into the applicable amendment, as the case may be, in each case in accordance with the Letter of Credit Issuer’s usual and customary business practices.

(iii) If a Borrower Party so requests in any applicable Request for Letter of Credit, the Letter of Credit Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a Business Day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the Letter of Credit Issuer, a Borrower Party shall not be required to make a specific request to the Letter of Credit Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Letter of Credit Issuer shall not permit any such extension if: (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.5(a) or otherwise); or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date: (1) from Administrative Agent that the Required Lenders have elected not to permit such extension; or (2) from Administrative Agent, any Lender or any Borrower Party that one or more of the applicable conditions specified in Section 8.2 and, if applicable, Section 8.3, is not then satisfied, and in each such case directing the Letter of Credit Issuer not to permit such extension.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Letter of Credit Issuer will also deliver to the applicable Borrower Party and Administrative Agent and each Managing Agent a true and complete copy of such Letter of Credit or amendment.

(v) Whenever the Letter of Credit Issuer issues a Letter of Credit, each Alternate Lender shall, automatically and without further action of any kind upon the effective date of issuance of such Letter of Credit, have irrevocably (i) agreed to acquire a participation interest therein in an amount equal to its Alternate Lender Pro Rata Share of its Lender Group Percentage of the Letter of Credit Liability attributable to such Letter of Credit and (ii) committed to make a Loan hereunder equal to its Alternate Lender Pro Rata Share of its Lender Group Percentage of the applicable reimbursement amount in the event that such Letter of Credit is subsequently drawn and such drawn amount shall not have been reimbursed by a Borrower Party upon such draw or a Loan with respect to such unreimbursed draw is not made by such Alternate Lender’s related Conduit Lender.  In the event that any Letter of Credit expires or is surrendered to the Letter of Credit Issuer without being drawn (in whole or in part) then, in such event, the foregoing commitment to make Loans with respect to draws under such Letter of Credit shall expire with respect to such Letter of Credit and the Letter of Credit Liability shall automatically reduce by the amount of the Letter of Credit which is no longer outstanding.  Each Lender shall share in all rights and obligations resulting therefrom, in accordance with such participation interest, including, without limitation: (i) the right to receive from Administrative Agent its share of any reimbursement of the amount of each draft drawn under each Letter of Credit, including any interest payable with respect thereto; (ii) the right to receive from the Letter of Credit Issuer its share of the Letter of Credit Fees pursuant to Section 2.10 hereof; (iii) the right to receive from the Letter of Credit Issuer its additional costs pursuant to Section 4 hereof; and (iv) the obligation to reimburse Administrative Agent in the form of a Loan to the applicable Borrower Party hereunder upon receipt of notice of any payment by the Letter of Credit Issuer.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(c) Drawings and Reimbursements; Funding of Participation.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Letter of Credit Issuer shall notify the applicable Borrower Party and Administrative Agent thereof.  Not later than 11:00 a.m. on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, an “Honor Date”), the applicable Borrower Party shall reimburse the Letter of Credit Issuer through the Administrative Agent in an amount equal to the amount of such drawing.  If a Borrower Party fails to so reimburse the Letter of Credit Issuer by such time, the Administrative Agent shall promptly notify each Managing Agent of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender Group’s Lender Group Percentage thereof.  Each such notice by the Letter of Credit Issuer shall be treated as a Loan Notice by the applicable Borrower Party.  In such event, the applicable Borrower Party shall be deemed to have requested a Borrowing to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.3, but subject to the amount of the unutilized portion of the Available Loan Amount and the conditions set forth in Section 8.2, if applicable, and Section 8.3 (other than the delivery of a Loan Notice).  Any notice given by the Letter of Credit Issuer or Administrative Agent pursuant to this Section 2.5(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) If the Letter of Credit Issuer so notifies a Managing Agent prior to 11:00 a.m. on any Business Day, such Managing Agent’s related Lender Group shall make available to Administrative Agent, for the account of the Letter of Credit Issuer, its Lender Group Percentage of the Unreimbursed Amount by 4:30 p.m. on such Business Day (or a subsequent day specified by Administrative Agent) in immediately available funds.  If the Letter of Credit Issuer so notifies a Managing Agent after 11:00 a.m. on any Business Day, such Managing Agent’s related Lender Group shall make available to Administrative Agent for the account of the Letter of Credit Issuer its Lender Group Percentage of the Unreimbursed Amount by 12:00 noon on the next Business Day (or a subsequent day specified by Administrative Agent) in immediately available funds.  If any amounts have been deposited into a segregated interest-bearing cash collateral account for the purpose of Cash Collateralizing the Letter of Credit Liability, the Letter of Credit Issuer shall use such funds to satisfy any drawings under the Letters of Credit prior to notifying the Managing Agents of the need for a Loan with respect thereto.  Lenders may conclusively rely on the Letter of Credit Issuer as to the amount due Administrative Agent by reason of any draft of a Letter of Credit or due the Letter of Credit Issuer under any Application and Agreement for Letter of Credit.  If any payment received by Administrative Agent pursuant to this Section 2.5(c) is required to be returned under any of the circumstances described in Section 14.4, each Alternate Lender shall pay to Administrative Agent for the account of the Letter of Credit Issuer its Alternate Lender Pro Rata Share of the related Lender Group Percentage thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in Section 8.2, if applicable, and Section 8.3, cannot be satisfied or for any other reason, the applicable Borrower Party shall be deemed to have incurred from the Letter of Credit Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender Group’s payment to Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.5(c)(i) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from the applicable Lenders in such Lender Group in satisfaction of its participation obligation under this Section 2.5.

(iv) Until each applicable Lender in each Lender Group funds its Loan or L/C Advance pursuant to this Section 2.5(c) to reimburse the Letter of Credit Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender Group’s Lender Group Percentage of such amount shall be solely for the account of the Letter of Credit Issuer.

(v) Each Alternate Lender’s obligation to make Loans or L/C Advances to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.5(c), shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Letter of Credit Issuer, any Credit Party, or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Potential Default or Event of Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Alternate Lender’s obligation to make Loans pursuant to this Section 2.5(c) is subject to the conditions set forth in Section 8.2, if applicable, and Section 8.3 (other than delivery of a Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligations of any Credit Party to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Alternate Lender fails to make available to Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.5(c) by the time specified in Section 2.5(c)(ii), the Letter of Credit Issuer shall be entitled to recover from such Alternate Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect.  A certificate of the Letter of Credit Issuer submitted to any Alternate Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(d) Repayment of Participations.

(i) At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.5(c), if Administrative Agent receives for the account of the Letter of Credit Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of cash collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by Administrative Agent.

(ii) If any payment received by Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.5(c)(i) is required to be returned under any of the circumstances described in Section 14.4 (including pursuant to any settlement entered into by the Letter of Credit Issuer in its discretion), each Alternate Lender shall, and each Conduit Lender may (and if a Conduit Lender does not, the Alternate Lenders in its Lender Group shall), pay to Administrative Agent for the account of the Letter of Credit Issuer its Pro Rata Share thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(e) Obligations Absolute.  The obligations of the applicable Borrower Party to reimburse the Letter of Credit Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, set-off, defense or other right that any Borrower Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower Party.

The applicable Borrower Party shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower Party’s instructions or other irregularity, such Borrower Party will immediately notify the Letter of Credit Issuer.  The applicable Borrower Party shall be conclusively deemed to have waived any such claim against the Letter of Credit Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of Letter of Credit Issuer.  Each Lender and each Borrower Party agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the Letter of Credit Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or related Request for Letter of Credit.  Each Borrower Party hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude any Borrower Party’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Letter of Credit Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.5(e); provided, however, that anything in such clauses to the contrary notwithstanding, a Borrower Party may have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer may be liable to such Borrower Party, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower Party which such Borrower Party proves were caused by the Letter of Credit Issuer’s willful misconduct or gross negligence or the Letter of Credit Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(g) Cash Collateral.  Upon the request of Administrative Agent if: (A) the Letter of Credit Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing; or (B) an Event of Default has occurred and is continuing; or (C) as of the Letter of Credit Expiration Date, any Letter of Credit for any reason remains outstanding and partially or wholly undrawn, then the Borrower Parties shall immediately Cash Collateralize the then-outstanding amount of the Letter of Credit Liability (determined as of the date of the such Event of Default or Letter of Credit Expiration Date, as the case may be).

(i) In addition, if Administrative Agent notifies the Borrower Parties at any time that the outstanding amount of the Letter of Credit Liability at such time exceeds 100% of the Letter of Credit Sublimit then in effect, then the Credit Parties shall Cash Collateralize the Letter of Credit Liability in an amount equal to the amount by which the outstanding amount of the Letter of Credit Liability exceeds the Letter of Credit Sublimit: (A) promptly upon receipt of such notice (but in no event later than two (2) Business Days thereafter), with proceeds from a Borrowing hereunder, up to the Available Loan Amount at such time; and (B) within fifteen (15) Business Days of receipt of such notice to the extent that it is necessary for the Credit Parties to issue Call Notices to fund such required payment (after giving effect to the preceding clause (A)) (and the Credit Parties shall issue such Call Notices during such time, and shall prepay such Loans or Cash Collateralize the Letter of Credit Liability, or both, immediately after the Capital Contributions relating to such Call Notices are received).

(ii) Sections 2.1(d)(ii) and 3.6 set forth certain additional requirements to deliver cash collateral hereunder.  For purposes of this Section 2.5, and such other Sections, “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of the Letter of Credit Issuer and the Lenders, as collateral for the Letter of Credit Liability, cash or deposit account balances in Dollars pursuant to documentation in form and substance satisfactory to Administrative Agent and the Letter of Credit Issuer (which documents are hereby consented to by the Lenders).  Derivatives of such term have corresponding meanings.  Each Borrower Party hereby grants to Administrative Agent, for the benefit of the Letter of Credit Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked, interest bearing deposit accounts at Bank of America (provided that: (x)  any interest accrued on any such deposit account shall be payable to Borrower only upon the full and final payment of the Obligations; and (y) upon the occurrence of an Event of Default, any such interest accrued to the date thereof shall be applied as additional compensation to Lenders).

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(h) Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control.

(i) Applicability of ISP98.  Unless otherwise expressly agreed by the Letter of Credit Issuer and a Borrower Party when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit.

2.6. Payment of Borrower Guaranty.  In consideration of Lenders’ agreement to advance funds to a Qualified Borrower, to cause Letters of Credit to be issued for the account of a Qualified Borrower, and to accept Borrower Guaranties in support thereof, Borrower hereby authorizes, empowers, and directs the Administrative Agent, for the benefit of itself and the other Secured Parties, within the limits of the Available Loan Amount, to disburse directly to Lenders, with notice to Borrower, in immediately available funds, an amount equal to the amount due and owing under any Qualified Borrower Note or any Borrower Guaranty, together with all interest, reasonable costs and expenses and fees due to Lenders pursuant thereto, as a Borrowing hereunder, in the event Administrative Agent shall have not received payment of such Obligation when due.  Administrative Agent will promptly notify Borrower of any disbursement made to Lenders pursuant to the terms hereof, provided that the failure to give such notice shall not affect the validity of the disbursement. Any such disbursement made by Administrative Agent to Lenders shall be deemed to be a Loan, and Borrower shall be deemed to have given to Administrative Agent, in accordance with the terms and conditions of Section 2.3(a), a Loan Notice with respect thereto. Administrative Agent may conclusively rely on Lenders as to the amount of any such Obligation due to Lenders, absent manifest error.

2.7. Use of Proceeds and Letters of Credit.  The proceeds of the Loans and the Letters of Credit shall be used solely for the purposes permitted under the Operating Agreement, the Stockholders Agreement and the Constituent Documents of the Qualified Borrowers.  None of the Lenders, Agents or Administrative Agent shall have any liability, obligation, or responsibility whatsoever with respect to any Borrower Party’s use of the proceeds of the Loans or the Letters of Credit, and none of the Lenders, Agents or Administrative Agent shall be obligated to determine whether or not any Borrower Party’s use of the proceeds of the Loans or the Letters of Credit are for purposes permitted under the Operating Agreement, the Stockholders Agreement or such Constituent Documents.  Nothing, including, without limitation, any Borrowing, or any issuance of any Letter of Credit, or acceptance of any other document or instrument, shall be construed as a representation or warranty, express or implied, to any party by any Agent, Lender or the Administrative Agent as to whether any investment by Borrower or any Qualified Borrower is permitted by the terms of the Operating Agreement, the Stockholders Agreement or the Constituent Documents of any Qualified Borrower.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

2.8. Administrative Agent and Arranger Fees.  Borrower shall pay to Administrative Agent and Arranger fees in consideration of the arrangement of the Commitments and administration of this Credit Agreement, which fees shall be payable in amounts and on the dates agreed to between Borrower and Administrative Agent in the Fee Letter.

2.9. Unused Facility Fee.  In addition to the payments provided for in Section 3 hereof, Borrower shall pay to Administrative Agent, for the account of each Lender Group, in accordance with its Lender Group Percentage, an unused facility fee on the daily amount of the Liquidity Commitment minus the daily amount of the Principal Obligation at a rate per annum provided in the Fee Letter, payable in arrears on each Settlement Date.  Borrower and Lenders acknowledge and agree that unused fees payable hereunder are bona fide unused fees and are intended as reasonable compensation to Lenders for committing to make funds available to Borrower as described herein and for no other purposes.

2.10. Letter of Credit Fees.  The Borrower Parties shall pay letter of credit fees (the “Letter of Credit Fees”) to the Letter of Credit Issuer and Administrative Agent in the amounts and on the dates as set forth in the Fee Letter.

2.11. Computation of Interest and Fees.  All computations of interest for Loans calculated by reference to the Base Rate, when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan from and including the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 3.4, bear interest for one day.

2.12. Increase in the Facility Amount.

(a) Additional Increase.  Administrative Agent shall, at the request of Borrower (not more than three (3) times), increase the Facility Amount to the amount requested by Borrower by increasing the Commitment of the Alternate Lenders (each, an “Increasing Lender”), subject to the following conditions:

(i) Borrower shall have delivered to Administrative Agent the Facility Increase Request at least three (3) Business Days prior to the date of increase;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(ii) After giving effect to the increase in the Commitment of each Increasing Lender, the aggregate amount of Alternate Lenders’ Commitments will not exceed the Maximum Commitment;

(iii) Each increase in the aggregate amount of Alternate Lenders’ Commitments shall be in a minimum amount of $50,000,000;

(iv) No Event of Default or Potential Default has occurred and is continuing or would result from such increase in the Alternate Lenders’ Commitments; and

(v) Borrower shall have paid the applicable fees in accordance with the applicable Fee Letter on or prior to the date of increase.

(b) Consent of Alternate Lenders.  Subject to the satisfaction of the conditions for such an increase in this Section 2.12, each Alternate Lender agrees to increase its Commitments pro rata in the event of an increase of the Facility Amount pursuant to this Section 2.12.

(c) Amendments.  If Administrative Agent deems it advisable in its sole discretion, Borrowers and each Lender agree to execute an amendment to this Credit Agreement, in form and substance reasonably acceptable to Administrative Agent and Borrower, to document an increase in the Facility Amount pursuant to this Section 2.12.

3. PAYMENT OF OBLIGATIONS

3.1. Notes.  The Loans to be made by Lenders to Borrower hereunder shall be evidenced by promissory notes of Borrower.  Each Note shall: (a) be in the amount of the applicable aggregate Commitments of the applicable Lender Group; (b) be payable to the order of the Managing Agent for such Lender Group; (c) bear interest in accordance with the provisions hereof; (d) be in the form of Exhibit B-1 attached hereto (with blanks appropriately completed in conformity herewith); and (e) be made by the Borrower.  The Loans to be made by Lenders to Qualified Borrowers hereunder shall be evidenced by a Qualified Borrower Promissory Note of each such Qualified Borrower.  Each Qualified Borrower Promissory Note shall: (a) be in the amount of the applicable aggregate Loans of the applicable Lender Group to be advanced to such Qualified Borrower; (b) be payable to the order of the Managing Agent for such Lender Group; (c) bear interest in accordance with the provisions hereof; (d) be in the form of Exhibit B-2 attached hereto (with blanks appropriately completed in conformity herewith); and (e) be duly executed by such Qualified Borrower.  Each Borrower Party agrees, from time to time, upon the request of Administrative Agent or any applicable Managing Agent, to reissue new Notes, in accordance with the terms and in the form heretofore provided, to any Lender and any Assignee of such Lender in accordance with Section 14.12(b) hereof, in renewal of and substitution for the Note previously issued by such Borrower Party to the Managing Agent for the affected Lender Group, and such previously issued Notes shall be returned to the applicable Borrower Party marked “cancelled”.  Each Managing Agent shall, and is hereby authorized to, make a notation on the schedule attached to the Note of the date and the amount of each Loan and the date and amount of each payment of principal thereon, and prior to any transfer of the Note, such Managing Agent shall endorse the outstanding principal amount of the Note on the schedule attached thereto; provided, however, that failure to make such notation shall not limit or otherwise affect the obligations of any Borrower Party hereunder or under such Note to pay when due the aggregate unpaid principal amount of Obligations owing to the applicable Lender Group by such Borrower Party under this Credit Agreement, and to pay interest on the aggregate unpaid principal amount of Obligations (as so adjusted) and to pay any other amount owing hereunder or thereunder, in each case as provided herein.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

3.2. Payment of Obligations.  The principal amount of the Obligations outstanding on the Maturity Date, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

3.3. Payment of Interest.

(a) Interest.  Interest on each Borrowing and any portion thereof shall commence to accrue in accordance with the terms of this Credit Agreement and the other Loan Documents as of the date of the disbursal or wire transfer of such Borrowing by Administrative Agent, consistent with the provisions of Section 2.4 and 2.11, notwithstanding whether any Borrower Party received the benefit of such Borrowing as of such date and even if such Borrowing is held in escrow pursuant to the terms of any escrow arrangement or agreement.  When a Borrowing is disbursed by wire transfer pursuant to instructions received from a Borrower Party, then such Borrowing shall be considered made at the time of the transmission of the wire, in accordance with the Loan Notice, rather than the time of receipt thereof by the receiving bank.  With regard to the repayment of the Loans, interest shall continue to accrue on any amount repaid until such time as the repayment has been received in federal or other immediately available funds by Administrative Agent.

(b) Interest Payment Dates.  Accrued and unpaid interest (i) on the Obligations shall be due and payable in arrears in Dollars on each Settlement Date and on the Maturity Date, (ii) on each other date of any reduction of the Principal Obligation hereunder, and (iii) with respect to any Obligation on which such Borrower Party is in default shall be due and payable at any time and from time to time following such default upon demand by Administrative Agent.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(c) Direct Disbursement.  If, at any time, Administrative Agent or Letter of Credit Issuer shall not have received on the date due, any payment of interest upon the Loans or any fee described herein, Administrative Agent may direct the disbursement of funds from the Collateral Account to Lenders or Letter of Credit Issuer, in accordance with the terms hereof, to the extent available therein for payment of any such amount.  If, at any such time, the amount available in the Collateral Account is not sufficient for the full payment of such amounts due, Administrative Agent may, without prior notice to or the consent of any Borrower Party, within the limits of the Available Loan Amount, disburse to Lenders, in accordance with the terms hereof, in immediately available funds an amount equal to the interest or fee due to Lenders, which disbursement shall be deemed to be a Loan pursuant to Section 2.3 hereof, and Borrower shall be deemed to have given to Lenders in accordance with the terms and conditions of Section 2.3 a Loan Notice with respect thereto.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

3.4. Payments Generally.  (a) All payments of principal of, and interest on, the Obligations under this Credit Agreement by any Borrower Party to or for the account of Lenders, or any of them, shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff by such Borrower Party.  Except as otherwise expressly provided herein, all payments by the Borrower Parties hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, to the Administrative Agent’s Account in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  Funds received after 2:00 p.m. shall be treated for all purposes as having been received by Administrative Agent on the first Business Day next following receipt of such funds and any applicable interest or fees shall continue to accrue.  Each Lender Group shall be entitled to receive its Lender Group Percentage (or other applicable share as provided herein) of each payment received by Administrative Agent hereunder for the account of Lenders on the Obligations.  Each payment received by Administrative Agent hereunder for the account of a Lender Group shall be promptly distributed by Administrative Agent in accordance with the instructions provided by the Managing Agent for such Lender Group.  If any payment to be made by any Borrower Party shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) Borrower Deposits.  The Borrower Parties shall deposit or cause to be deposited into the Administrative Agent’s Account:

(i) On each Settlement Date, accrued and unpaid Yield for the applicable Interest Period;

(ii) On the specified Business Day with respect to a reduction of the Principal Obligation under Section 3.5 or Section 3.6, the amount of the reduction, accrued and unpaid Yield thereon to such Business Day and any other Obligations (other than Yield) with respect to such amount;

(iii) On each applicable Business Day determined in accordance with Section 2.1(d), an amount equal to the mandatory principal payment specified therein, accrued and unpaid Yield thereon to such Business Day and any other Obligation (other than Yield) with respect to such amount;

(iv) On each Settlement Date, any Obligations then due and payable other than Yield (without duplication); and

(v) On the Maturity Date, all accrued and unpaid Obligations (including Cash Collateralization of the Letter of Credit Liability that will remain outstanding after the Maturity Date).

(c) Order of Application.  Upon the receipt by Administrative Agent of any payment with respect to the Obligations, Administrative Agent shall distribute the amount of such payment or deposit to the Persons, for the purposes and in the order of priority, set forth below:

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(i) to Administrative Agent, the Managing Agents, the Administrator, the applicable Lenders and such other Persons as may be entitled to the distribution required by this clause (i), in payment of all costs, expenses, other fees (including Attorney Costs) and  Obligations owed to such Persons other than Loans and Yield and other than the Cash Collateralization of the Letter of Credit Liability, pro rata based on entitlement;

(ii) to the applicable Managing Agents (on behalf of their related Lenders), pro rata based on the Lender Group Percentages of their respective Lender Groups in the Loans, accrued and unpaid Yield on all Portions of Loans for the related Interest Periods; and

(iii) first, to the applicable Managing Agents (on behalf of their related Lenders), pro rata based on the Lender Group Percentages of their respective Lender Groups in the Loans, in reduction of the aggregate outstanding Loans, and second, for deposit in the Administrative Agent’s Account an amount necessary to Cash Collateralize the Letter of Credit Liability as required pursuant to Section 2.5.

3.5. Voluntary Prepayments.  Any Borrower Party may, upon notice to Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that: (a) such notice must be received by Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to any date of prepayment of Loans; and (b) any prepayment of Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date (which shall be a Business Day) and amount of such prepayment.  Administrative Agent will promptly notify each Managing Agent of its receipt of each such notice, and of the amount of such Managing Agent’s Lender Group Percentage of such prepayment.  If such notice is given by a Borrower Party, such Borrower Party shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 4 hereof.  Each such prepayment shall be applied to the Obligations held by each Lender in accordance with its respective Pro Rata Share.

3.6. Reduction or Early Termination of Commitments.  So long as no Loan Notice or Request for Letter of Credit is outstanding, Borrower may terminate the Commitments, or reduce the Facility Amount, by giving prior irrevocable written notice to Administrative Agent of such termination or reduction ten (10) Business Days prior to the effective date of such termination or reduction (which date shall be specified by Borrower in such notice):  (a) (i) in the case of complete termination of the Commitments, upon prepayment of all of the outstanding Obligation, including, without limitation, all interest accrued thereon, in accordance with the terms of Section 3.5; or (ii) in the case of a reduction of the Facility Amount, upon prepayment of the amount by which the Principal Obligation exceeds the reduced Available Loan Amount resulting from such reduction, including, without limitation, payment of all interest accrued thereon, in accordance with the terms of Section 3.5, provided, however, that, except in connection with a termination of the Commitments, the Facility Amount may not be reduced such that, upon such reduction, the Available Loan Amount is less than the aggregate face amount of outstanding Letters of Credit; and (b) in the case of the complete termination of the Commitments, if any Letter of Credit Liability exists, Borrower shall immediately Cash Collateralize the then-outstanding amount of the Letter of Credit Liability, without presentment, demand, protest or any other notice of any kind, all of which are hereby waived.  Unless otherwise required by law, upon the full and final payment of the Letter of Credit Liability, or the termination of all outstanding Letter of Credit Liability due to the expiration of all outstanding Letters of Credit prior to draws thereon, Administrative Agent shall return to Borrower or the applicable Qualified Borrower any amounts remaining in such cash collateral account, provided, however, that, so long as no Event of Default exists, to the extent individual Letters of Credit expire, Administrative Agent will return to Borrower or the applicable Qualified Borrower the corresponding amount of the expired Letter of Credit Liability.  Notwithstanding the foregoing:  (1) after any reduction of the Facility Amount by Borrower, the next subsequent reduction shall not occur until at least one month thereafter; (2) any reduction of the Facility Amount shall be in an amount equal to or greater than $5,000,000; and (3) in no event shall a reduction by Borrower reduce the Facility Amount to $10,000,000 or less (except for a termination of all the Commitments).  Promptly after receipt of any notice of reduction or termination, Administrative Agent shall notify each Lender of the same.  Any reduction of the Facility Amount shall reduce the Commitments of the Alternate Lenders on a pro rata basis.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

3.7. Lending Office.  Each Lender may (a) designate its principal office or a branch, subsidiary or Affiliate of such Lender as its Lending Office (and the office to whose accounts payments are to be credited) for any Loan and (b) change its Lending Office from time to time by notice to Administrative Agent and Borrower.  In such event, the Managing Agent for such Lender shall continue to hold the Note, if any, evidencing its loans for the benefit and account of such branch, subsidiary or Affiliate.  Each Lender shall be entitled to fund all or any portion of its Commitment in any manner it deems appropriate, consistent with the provisions of Section 2.4.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

4. CHANGE IN CIRCUMSTANCES.

4.1. Taxes.

(a) Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Borrower Party hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if any Borrower Party shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then: (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.1) each Tax Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made; (ii) the applicable Borrower Party shall make such deductions; and (iii) such Borrower Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) Payment of Other Taxes by Borrower.  Without limiting the provisions of subsection (a) above, each Borrower Party shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Indemnification by Borrower Parties.  Each Borrower Party shall indemnify each Tax Indemnified Party, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 4.1) paid by such Tax Indemnified Party and penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the applicable Borrower Party by a Tax Indemnified Party (with a copy to Administrative Agent), on its own behalf or on behalf of a Tax Indemnified Party, shall be conclusive absent manifest error.

(d) Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower Party to a Governmental Authority, such Borrower Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.

(e) Gross Up.  If any Borrower Party shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to Administrative Agent or any Secured Party, such Borrower Party shall also pay to Administrative Agent or to such Secured Party, as the case may be, at the time interest is paid, such additional amount that Administrative Agent or such Secured Party specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that Administrative Agent or such Secured Party would have received if such Taxes or Other Taxes had not been imposed.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(f) Selection of Lending Office.  If a Borrower Party is or is likely to be required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.1, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the good faith  judgment of such Lender, is not otherwise materially disadvantageous to such Lender.

(g) Treatment of Certain Refunds.  If any Tax Indemnified Party determines, in its reasonable discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower Parties or with respect to which any Borrower Party has paid additional amounts pursuant to this Section 4.1, it shall pay to such Borrower Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower Party under this Section 4.1 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Tax Indemnified Party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that each Borrower Party, upon the request of such Tax Indemnified Party, agrees to repay the amount paid over to such Borrower Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Tax Indemnified Party in the event such Tax Indemnified Party is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require any Tax Indemnified Party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower Parties or any other Person.

4.2. Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make, maintain, finance or fund Loans or other Obligations, or to determine or charge interest rates based upon the LIBOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or to determine or charge interest rates based upon the LIBOR Rate, then, on notice thereof by such Lender to Borrower Parties through Administrative Agent, any obligation of such Lender to make or continue Loans or to convert Portions of Loans accruing Yield calculated by reference to the LIBOR Rate to Portions of Loans calculated by return to the Base Rate shall be suspended until such Lender notifies Administrative Agent and Borrower Parties that the circumstances giving rise to such determination no longer exist.  Upon the prepayment of any such Loans, each Borrower Party shall also pay accrued interest on the amount so prepaid.  Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

4.3. Inability to Determine Rates.  If the LIBOR Rate is at any time applicable and if Administrative Agent is unable to obtain on a timely basis the information necessary to determine the LIBOR Rate for any proposed Interest Period, then:  (a)  Administrative Agent shall forthwith notify the Lenders and each Borrower Party that the LIBOR Rate cannot be determined for such Interest Period; and (b) while such circumstances exist, none of the Managing Agents shall allocate any Portion of Loans with respect to Loans made during such period, or reallocate any Portion of Loans allocated to any then-existing Interest Period ending during such period, to a Interest Period with respect to which Yield is calculated by reference to the LIBOR Rate.  If, with respect to any outstanding Interest Period, a Lender notifies the Administrative Agent that it is unable to obtain matching deposits based upon the London interbank market to fund its purchase or maintenance of such Portion of Loans or that the LIBOR Rate applicable to such Portion of Loans will not adequately reflect the cost to the Person of funding or maintaining such Portion of Loans for such Interest Period, then:  (i) Administrative Agent shall forthwith so notify Borrower and the Lenders; and (ii) upon such notice and thereafter while such circumstances exist, the applicable Managing Agent shall not allocate any other Portion of Loans with respect to Loans made by such Lender during such period, or reallocate any Portion of Loans allocated to any Interest Period ending during such period, to an Interest Period with respect to which Yield is calculated by reference to the LIBOR Rate.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

4.4. Increased Cost and Capital Adequacy.

(a) Change in Law: Increased Cost.  If any Secured Party determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Secured Party’s compliance therewith, there shall be any increase in the cost to such Secured Party of agreeing to make or making, funding or maintaining Loans or (as the case may be) issuing or participating in Letters of Credit (collectively, the “Covered Matters”), or its obligation to advance funds under a Program Support Agreement or otherwise in respect of Covered Matters, or a reduction in the amount received or receivable by such Secured Party in connection with any of the foregoing (excluding for purposes of this clause (a) any such increased costs or reduction in amount resulting from: (i) Taxes or Other Taxes (as to which Section 4.1 shall govern); (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Secured Party is organized or has its Lending Office; and (iii) reserve requirements utilized in the determination of the LIBOR Rate), then from time to time upon demand of such Secured Party (with a copy of such demand to the Administrative Agent), the Borrower Parties shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased cost or reduction:  (A) promptly on demand, to the extent that funds are available in the Collateral Account or any other account maintained by Borrower; and (B) otherwise, to the extent that it is necessary for Call Notices to be issued to fund such required payment, within fifteen (15) Business Days after demand (but in any event, the Credit Parties shall issue such Call Notices and shall make such payment immediately after the related Capital Contributions are received).

(b) Change in Law: Capital Adequacy.  If any Secured Party determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Secured Party (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Secured Party or any corporation controlling such Secured Party as a consequence of Covered Matters or its obligation to advance funds under a Program Support Agreement or otherwise in respect of Covered Matters (taking into consideration its policies with respect to capital adequacy and such Secured Party’s desired return on capital), then from time to time upon demand of such Secured Party (with a copy of such demand to Administrative Agent), the applicable Borrower Parties shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such reduction; provided, however, that such amounts shall not be duplicative of any amounts paid by such Borrower Party in the preceding clause (a): (A) promptly on demand, to the extent that funds are available in the Collateral Account or any other account maintained by such Borrower Party; and (B) otherwise, to the extent that it is necessary for Call Notices to be issued to fund such required payment, within fifteen (15) Business Days after demand (but in any event, the Credit Parties shall issue such Call Notices and shall make such payment after the related Capital Contributions are received).

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

4.5. Funding Losses.  Upon demand of any Lender (with a copy to Administrative Agent) from time to time, the Borrower Parties shall promptly pay Administrative Agent for the account of such Lender, such amount or amounts as shall compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by such Lender (as determined by the applicable Managing Agent) as a result of (i) any reduction of any Portion of Loans other than on a date for which timely notice thereof was provided in accordance with Section 3.5 or (ii) any failure by a Borrower Party (for a reason other than the failure of such Lender to make a Loan) to pay, prepay or borrow any Loan on the date or in the amount notified by such Borrower Party, or (iii) any failure by any Borrower Party to make payment on any drawing under any Letter of Credit (or interest due thereon) on its scheduled due date, and, in the case of an event described in clause (i) or (ii) to include: (a) an amount equal to any loss or expense suffered by the applicable Lender during the period from the date of receipt of such repayment to the applicable Settlement Date (or if in respect of a reduction on a Settlement Date but without the requisite notice required by Section 3.5, to the maturity date of such Commercial Paper (or other financing source)); and (b) net of the income, if any, actually received by the recipient of such reduction from investing the proceeds of such reduction of such Portion of Loans.

4.6. Matters Applicable to all Requests for Compensation.

(a) Determination of Amount.  A certificate of Administrative Agent or any Secured Party provided to Borrower claiming compensation under this Section 4 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.  In determining such amount, Administrative Agent or such Secured Party may use any reasonable averaging and attribution methods.

(b) No Duplication.  Any amount payable by the Borrower on account of Section 4.1, 4.4, or 4.5 shall not be duplicative of: (i) any amount paid under any other such sections, or (ii) any amounts included in the calculation of the LIBOR Rate.  Notwithstanding anything to the contrary set forth in this Section 4, Borrower Parties shall be required to compensate the Lenders for amounts payable pursuant to Sections 4.1, 4.4 and 4.5 only to the extent Lenders are holding comparable borrowers liable for such amounts.

(c) Replacement of Lenders.  If any Lender requests compensation under Section 4.4, or if any Borrower Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1, Borrower may replace such Lender in accordance with Section 14.14.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(d) Refund.  Any amount determined to be paid by the Borrower in error pursuant to this Section 4 shall be, if no Event of Default has occurred and is continuing, promptly refunded to the Borrower, or applied to amounts owing hereunder, as the Borrower may elect.

(e) Survival.  All of the Borrower Parties’ obligations under this Section 4 shall survive the termination of the Commitments and payment in full of all other Obligations hereunder.

4.7. Prohibited Event.  In the event a Lender notifies the Administrative Agent that, subsequent to the Closing Date, such Lender or any of its Affiliates: (i) has become a fiduciary with respect to any ERISA Investor in connection with its investment in the Borrower, the Guarantor, the Pledgor or this transaction; or (ii) has acquired any discretionary authority or control with respect to any ERISA Investor’s investment in any Credit Party, or renders any investment advice (within the meaning of 29 C.F.R. §2510.3-21(c)) with respect to such investment, the parties hereby agree that the event described in clause (i) or (ii) above (the “Prohibited Event”) shall be deemed to have caused a prohibited transaction under Section 406(a) of ERISA or Section 4975(c)(1)(A), (B), (C) or (D) of the Code with respect to the transactions described in this Credit Agreement, and the parties to this Credit Agreement shall cooperate with each other to correct such prohibited transaction in accordance with Section 4975(f)(5) of the Code.  NOTWITHSTANDING ANYTHING IN THIS CREDIT AGREEMENT TO THE CONTRARY, any such correction shall prevent the Lender from receiving any direct or indirect fees, loan repayments, or any other benefits from such ERISA Investor.  If the Administrative Agent determines at any time in its reasonable discretion that any of the corrections described herein are insufficient to correct the prohibited transaction in accordance with Section 4975(f)(5) of the Internal Revenue Code, then the parties shall also cooperate to replace such affected Lender.

5. SECURITY

5.1. Liens and Security Interest.

(a) Capital Commitments and Capital Calls.  To secure performance by the Borrower Parties of the payment of each Note and the Obligations:  (i) each of Borrower and Managing Member shall grant to Administrative Agent, for the benefit of each of the Secured Parties, an exclusive, perfected, first priority security interest and Lien in and to the Collateral Account pursuant to the Account Assignment; (ii) Borrower and Managing Member, to the extent of their respective interests therein, shall grant to Administrative Agent, for the benefit of Secured Parties, an exclusive, perfected, first priority security interest and Lien in and to the Capital Calls, Capital Commitments, Capital Contributions and their rights under the Operating Agreement, including, without limitation, any rights to make Capital Calls, receive payment of Capital Contributions and enforce the payment thereof pursuant to the Borrower and Managing Member Security Agreement and (iii) pursuant to the Capital Contributions Pledge Agreement, the Pledgor shall grant to Administrative Agent, for the benefit of each Secured Party, an exclusive, perfected, first priority security interest and Lien in all of the collateral described therein, including the Capital Calls, Capital Commitments, Capital Contributions and, without limitation, any rights to make Capital Calls, receive payment of Capital Contributions and enforce the payment thereof with respect to the Stockholders pursuant to the Stockholders Agreement (the collateral in clauses (i) through (iii) of this Section 5.1(a) being, collectively, the “Collateral”); and (v) Borrower, Managing Member and Pledgor shall deliver to Administrative Agent, or shall otherwise consent to the filing of, financing statements and other documents satisfactory to Administrative Agent.  Administrative Agent acknowledges that the collateral for the Obligations does not include a security interest in any Equity Interest.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(b) Investor Letters.  Each Investor  shall execute, in favor of Administrative Agent for the benefit of Secured Parties, an agreement in substantially the form attached hereto as Exhibit I (an “Investor Letter”).

5.2. Collateral Account; Capital Calls.

(a) Collateral Account.  In order to secure further the payment and performance of the Obligations and to effect and facilitate Secured Parties’ right of offset:  (i) the Credit Parties hereby irrevocably appoints Administrative Agent as subscription agent and the sole party entitled in the name of the applicable Credit Party upon the occurrence and during the continuance of an Event of Default, to make any Capital Calls upon the Investors pursuant to the terms of the Operating Agreement and/or the Stockholders Agreement, as applicable, and shall require that all Investors wire-transfer to Bank of America, N.A., ABA #026-009-593, for further credit to Account No. 1233060441, reference “Acadia Strategic Opportunity Fund III LLC Collateral Account” (the “Collateral Account”), all monies or sums paid or to be paid by any Investor to the capital of any Credit Party as Capital Contributions as and when Capital Contributions are called pursuant to the Call Notices.  In addition, each Credit Party shall, upon receipt, deposit in the applicable Collateral Account described above, any payments and monies that such Credit Party receives directly from its Investors as Capital Contributions.

(b) No Duty.  Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that neither Administrative Agent, Letter of Credit Issuer, nor any other Secured Party undertakes any duties, responsibilities, or liabilities with respect to Capital Calls.  None of them shall be required to refer to the Constituent Documents of any Credit Party or take any other action with respect to any other matter which might arise in connection with such Constituent Documents, the Operating Agreement, the Stockholders Agreement or any Capital Call.  None of them shall have any duty to determine or inquire into any happening or occurrence or any performance or failure of performance of any Credit Party or of any Investor.  None of them has any duty to inquire into the use, purpose, or reasons for the making of any Capital Call or with respect to the investment or the use of the proceeds thereof.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(c) Capital Calls.  In order that Secured Parties may monitor the Collateral and the Capital Commitments, no Credit Party shall issue any Call Notice or otherwise request, notify, or demand that any Investor make any Capital Contribution, without delivering to Administrative Agent (which delivery may be via facsimile) simultaneously with delivery of the Call Notices to any Investors (“Call Notice Date”), copies of the Call Notice for each Investor from whom a Capital Contribution is being sought.  Concurrently with the delivery of any Call Notice, the Borrower shall deliver to Administrative Agent a Borrowing Base Certificate showing no Implicit Borrowing Base Deficit would exist at such time after application of the subject Capital Contributions in accordance with the terms of the Call Notice.

(d) Use of Account; Capital Calls by Administrative Agent.  Borrower may request that Administrative Agent withdraw funds from the Collateral Account at any time or from time to time and disburse such funds as Borrower may direct, so long as at the time of such withdrawal or disbursement and after giving effect thereto:  (i) there does not exist an Event of Default or Potential Default; and (ii) the Principal Obligation does not exceed the Available Loan Amount (unless, in the latter case), Borrower has directed that such disbursement be paid to Administrative Agent to repay such excess) and any request by Borrower for withdrawal from the Collateral Account shall be deemed a representation and warranty that the conditions set forth in the foregoing clauses (i), (ii) and (iii) have been satisfied.  The Credit Parties hereby irrevocably authorize and direct the Secured Parties, acting through Administrative Agent, to withdraw from time to time funds from the Collateral Account for application to amounts not paid when due (after the passage of any applicable grace period) to the Secured Parties or any of them hereunder, under any Application and Agreement for Letter of Credit, under any Letter of Credit or under the Notes to the extent provided herein.  Administrative Agent, on behalf of the Secured Parties, is hereby authorized, in the name of the Secured Parties or the name of any Credit Party, at any time or from time to time upon the occurrence and while an Event of Default exists, to notify any or all parties obligated to any Credit Party with respect to the Capital Commitments to make all payments due or to become due thereon directly to Administrative Agent on behalf of the Secured Parties, at a different account number, or to initiate one or more Capital Call Notices in order to pay the Obligations.  With or without such general notification, when an Event of Default exists, Administrative Agent, on behalf of Secured Parties:  (i) may make Capital Calls in the name of any Credit Party; (ii) may take or bring in any Credit Party’s name or (or that of the Secured Parties) all steps, actions, suits, or proceedings deemed by Administrative Agent necessary or desirable to effect possession or collection of Capital Commitments; (iii) may complete any contract or agreement of any Credit Party in any way related to any of the Capital Commitments; (iv) may make allowances or adjustments related to the Capital Commitments; (v) may compromise any claims related to the Capital Commitments; (vi) may issue credit in its own name or the name of any Credit Party; or (vii) may exercise any right, privilege, power, or remedy provided to any Credit Party under the Constituent Documents of any Credit Party, the Operating Agreement, or the Stockholders Agreement relating to the right to call for Capital Contributions and to receive Capital Contributions.  Regardless of any provision hereof, in the absence of gross negligence or willful misconduct by Administrative Agent or Secured Parties, none of Administrative Agent or Secured Parties shall ever be liable for failure to collect or for failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Capital Call Notices, Capital Commitments, or any Capital Contributions, or sums due or paid thereon, nor shall they be under any obligation whatsoever to anyone by virtue of the security interests and Liens relating to the Capital Call Notices, Capital Commitments or any Capital Contributions.  Administrative Agent shall give Borrower prompt notice of any action taken pursuant to this Section 5.2(d), but failure to give such notice shall not affect the validity of such action or give rise to any defense in favor of any Credit Party with respect to such action.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(e) Event of Default.  During the existence and continuance of an Event of Default, issuance by Administrative Agent on behalf of Secured Parties of a receipt to any Person obligated to pay any Capital Contribution to any Credit Party shall be a full and complete release, discharge, and acquittance to such Person to the extent of any amount so paid to Administrative Agent for the benefit of Secured Parties, so long as such amount shall not be invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act or code, state or federal law, common law or equitable doctrine.  Administrative Agent, on behalf of the Secured Parties, is hereby authorized and empowered, during the existence of and continuance of an Event of Default, on behalf of any Credit Party, to endorse the name of any Credit Party upon any check, draft, instrument, receipt, instruction, or other document, agreement or item, including, but not limited to, all items evidencing payment of a Capital Contribution of any Person to any Credit Party coming into Administrative Agent’s or any Lender’s possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof.  Administrative Agent on behalf of Secured Parties is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions, or other documents, agreements, or items on behalf of any Credit Party, either before or after demand of payment on the Obligations but only during the existence and continuance  of an Event of Default, as shall be deemed by Administrative Agent to be necessary or advisable, in the sole discretion, reasonably exercised, of Administrative Agent, to preserve the security interests and Liens in the Capital Commitments or to secure the repayment of the Obligations, and neither Administrative Agent nor Secured Parties shall incur any liability, in the absence of gross negligence or willful misconduct, in connection with or arising from its exercise of such power of attorney.  The application by Secured Parties of such funds shall, unless Administrative Agent shall agree otherwise in writing, be the same as set forth in Section 3.4.

(f) No Representations.  Neither Administrative Agent nor Secured Parties shall be deemed to make at any time any representation or warranty as to the validity of any Call Notice nor shall Administrative Agent or the Secured Parties be accountable for any Credit Party’s use of the proceeds of any Capital Call Notice.

5.3. Agreement to Deliver Additional Collateral Documents.  Each Credit Party shall deliver such security agreements, financing statements, assignments, and other collateral documents (all of which shall be deemed part of the “Collateral Documents”), in form and substance reasonably satisfactory to Administrative Agent, as Administrative Agent acting on behalf of the Secured Parties may reasonably request from time to time for the purpose of granting to, or maintaining or perfecting in favor of the Secured Parties, first and exclusive security interests in any of the Capital Call Notices and Capital Commitments, together with other assurances of the enforceability and priority of the Secured Parties’ Liens and assurances of due recording and documentation of the Collateral Documents or copies thereof, as Administrative Agent may reasonably require to avoid material impairment of the liens and security interests granted or purported to be granted pursuant to this Section 5.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

5.4. Subordination of All Credit Party Claims.  As used herein, the term “Credit Party Claims” means all debts and liabilities of any Investor to any Credit Party, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of such Person thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Credit Party (including, without limitation, by setoff pursuant to the terms of any applicable agreement).  Credit Party Claims shall include without limitation all rights and claims of any Credit Party against an Investor under the Constituent Documents of such Person.  At any time stays that the Principal Obligation exceeds the Available Loan Amount, and until the mandatory prepayment pursuant to Section 2.1(d) hereof in connection therewith, if any, shall be paid and satisfied in full, or, during the existence and continuation of an Event of Default, no Credit Party shall receive or collect, directly or indirectly any amount upon the Credit Party Claims, other than to obtain funds required to make any mandatory prepayment pursuant to Section 2.1(d).

Any Liens, security interests, judgment liens, charges, or other encumbrances upon an Investor’s assets securing payment of Credit Party Claims, including, but not limited to, any liens or security interests on an Investor’s Equity Interest, shall be and remain inferior and subordinate in right of payment and of security to any liens, security interests, judgment liens, charges, or other encumbrances upon an Investor’s assets securing such Investor’s obligations and liabilities to the Secured Parties pursuant to any of the Collateral Documents executed by such Investor, regardless of whether such encumbrances in favor of Borrower or a Qualified Borrower, Managing Member, the Pledgor or the Secured Parties presently exist or are hereafter created or attach.  Without the prior written consent of Administrative Agent, no Credit Party shall:  (a) exercise or enforce any creditor’s, shareholder or partnership right it may have against an Investor; (b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief, or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of such Investor held by such Person; or (c) exercise any rights or remedies against an Investor under the Constituent Documents of such Person; provided that any action taken by Administrative Agent or the Secured Parties in Borrower’s name, or any action taken by Borrower that is required under any Loan Document or to comply with any Loan Document, shall not be a violation of this Section 5.4.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

6. [RESERVED]

7. ADDITIONAL ALTERNATE LENDER PROVISIONS

7.1. Assignment to Alternate Lenders.

(a) Assignment Amounts.  At any time on or prior to the Stated Maturity Date, if the related Administrator on behalf of the applicable Conduit Lender so elects, by written notice to Administrative Agent, Borrower and its related Managing Agent, such Conduit Lender hereby assigns effective on the Assignment Date referred to below all or such portions as may be elected by such Conduit Lender of its interest in the Principal Obligation at such time to its Alternate Lenders pursuant to this Section 7.1; provided, however, that unless such assignment is an assignment of all such Conduit Lender’s interest in the Principal Obligation in whole on or after its Conduit Investment Termination Date, no such assignment shall take place pursuant to this Section 7.1 if an Event of Default described in Section 12.1(n) shall then exist; and provided, further, that no such assignment shall take place pursuant to this Section 7.1 at a time when such Conduit Lender is subject to any proceedings under any Debtor Relief Laws.  No further documentation or action on the part of such Conduit Lender, the Borrower, or the applicable Alternate Lenders shall be required to exercise the rights set forth in the immediately preceding sentence, other than the giving of the notice by the related Administrator on behalf of such Conduit Lender referred to in such sentence and the delivery by the related Managing Agent of a copy of such notice to each Alternate Lender in the Lender Group (the date of the receipt by Administrative Agent of any such notice being the “Assignment Date”).  Each Alternate Lender hereby agrees, unconditionally and irrevocably and under all circumstances, without set-off, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Assignment Date to such Conduit Lender in immediately available funds in Dollars based on the assigning Conduit Lender’s interest in the Principal Obligation, to an account designated by the related Managing Agent.  Upon payment of its Assignment Amount, each such Alternate Lender shall acquire an interest in the Principal Obligation equal to its Alternate Lender Pro Rata Share thereof.  Upon any assignment in whole by a Conduit Lender to its Alternate Lenders on or after its Conduit Investment Termination Date as contemplated hereunder, such Conduit Lender shall cease to make any additional Loans hereunder.  At all times prior to its Conduit Investment Termination Date, nothing herein shall prevent a Conduit Lender from making a subsequent Loan hereunder, in its sole discretion, following any assignment pursuant to this Section 7.1 or from making more than one assignment pursuant to this Section 7.1.

(b) Additional Assignment Amounts.  The applicable Borrower Party may pay to Administrative Agent in Dollars, for the account of the related Managing Agent for the benefit of its Conduit Lender, in connection with any assignment by a Conduit Lender to its Alternate Lenders pursuant to this Section 7.1, an aggregate amount equal to all Yield to accrue through the end of the current Interest Period to the extent attributable to the portion of the Loans so assigned to the Alternate Lenders (as determined immediately prior to giving effect to such assignment), plus all Obligations then due, other than the Loans and other than any Yield described above, attributable to such portion of the Loans so assigned.  If the applicable Borrower Party does not make payment of such amounts at or prior to the time of assignment by a Conduit Lender to its Alternate Lenders, such amount shall be paid by such Alternate Lenders to the Conduit Lender as additional consideration for the interests assigned to the Alternate Lenders and the amount of the “Loans” hereunder held by such Alternate Lenders shall be increased by an amount equal to the additional amount so paid by such Alternate Lenders.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(c) Administration of Agreement after Assignment from Conduit Lender to Alternate Lenders following the Conduit Investment Termination Date.  After any assignment in whole by a Conduit Lender to its Alternate Lenders pursuant to this Section 7.1 at any time on or after its Conduit Investment Termination Date (and the payment of all amounts owing to such Conduit Lender in connection therewith), all rights of the related Administrator and the related Conduit Collateral Agent set forth herein shall be given to the applicable Managing Agent on behalf of its Alternate Lenders instead of such Administrator and Conduit Collateral Agent.

(d) Payments to Administrative Agent.  After any assignment in whole by a Conduit Lender to its Alternate Lenders pursuant to this Section 7.1 at any time on or after its Conduit Investment Termination Date, all payments to be made hereunder by a Borrower Party to Administrative Agent for the benefit of such Conduit Lender shall be made to the account specified by the applicable Managing Agent in writing to the Administrative Agent and the applicable Borrower Party.

(e) Recovery of Loans.  In the event that the aggregate of the Assignment Amounts paid by the Alternate Lenders with respect to any Lender Group pursuant to this Section 7.1 on any Assignment Date occurring on or after the Conduit Investment Termination Date for the related Conduit Lender is less than the Loans of such Conduit Lender on such Assignment Date, then to the extent that payments or deposits thereafter received and applied by Administrative Agent with respect to such Lender Group under Section 3.4 in respect of Loans exceed the aggregate of the unrecovered Assignment Amounts and Loans funded by such Alternate Lenders, such excess shall be remitted by Administrative Agent to the related Managing Agent.

7.2. Downgrade of Alternate Lender.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(a) Downgrades Generally. If at any time on or prior to the Stated Maturity Date, the short-term debt rating of any Alternate Lender shall be “A-2” or “P-2” from S&P or Moody’s, respectively, with negative credit implications, such Alternate Lender, upon request of the related Managing Agent, shall, within thirty (30) days of such request, assign its rights and obligations hereunder to another financial institution (which institution’s short term debt shall be rated at least “A-2” or “P-2” from S&P or Moody’s, respectively, and which shall not be so rated with negative credit implications and which is acceptable to such Conduit Lender and such Managing Agent).  If the short-term debt rating of such Alternate Lender shall be “A-3” or “P-3”, or lower, from S&P or Moody’s, respectively (or such rating shall have been withdrawn by S&P or Moody’s), such Alternate Lender, upon request of the related Managing Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution’s short-term debt shall be rated at least “A-2” or “P-2”, from S&P or Moody’s, respectively, and which shall not be so rated with negative credit implications and which is acceptable to such Conduit Lender and such Managing Agent).  In either such case, if any such Alternate Lender shall not have assigned its rights and obligations under this Credit Agreement within the applicable time period described above (in either such case, the “Required Downgrade Assignment Period”), the Administrator on behalf of such Conduit Lender shall have the right to require such Alternate Lender to pay, in Dollars upon one (1) Business Day’s notice at any time after the Required Downgrade Assignment Period (and each such Alternate Lender hereby agrees in such event to pay within such time) to the applicable Managing Agent an amount equal to such Alternate Lender’s unused Commitment (without any deduction therefrom for such Alternate Lender’s share of the Letter of Credit Liability) (a “Downgrade Draw”) for deposit by such Managing Agent into an account, in the name of such Managing Agent (a “Downgrade Collateral Account”), which shall be in satisfaction of such Alternate Lender’s obligations to make Loans and to pay its Assignment Amount upon an assignment from such Conduit Lender in accordance with Section 7.1; provided, however, that if, during the Required Downgrade Assignment Period, such Alternate Lender delivers a written notice to such Managing Agent of its intent to deliver a direct pay irrevocable letter of credit pursuant to this proviso in lieu of the payment required to fund the Downgrade Draw, then such Alternate Lender will not be required to fund such Downgrade Draw.  If any Alternate Lender gives the applicable Managing Agent such notice, then such Alternate Lender shall, within one (1) Business Day after the Required Downgrade Assignment Period, deliver to such Managing Agent a direct pay irrevocable letter of credit in favor of such Managing Agent issued in Dollars, in an amount equal to the unused portion of such Alternate Lender’s Commitment (without any deduction therefrom for such Alternate Lender’s share of the Letter of Credit Liability), which letter of credit shall be issued through a United States office of a bank or other financial institution:  (i) whose short-term debt ratings by S&P and Moody’s are at least equal to the ratings assigned by such statistical rating organization to the Commercial Paper; and (ii) that is acceptable to such Conduit Lender and such Managing Agent.  Such letter of credit shall provide that such Managing Agent may draw thereon for payment of any Loan or Assignment Amount payable by such Alternate Lender which is not paid hereunder when required, shall expire no earlier than the Stated Maturity Date and shall otherwise be in form and substance acceptable to such Managing Agent.  If on any date the amount on deposit in the Downgrade Collateral Account or the maximum stated amount under any letter of credit so provided is less than the applicable Alternate Lender’s share of the unused Commitment, upon one (1) Business Day’s notice, such Alternate Lender will pay the amount of such shortfall to the applicable Managing Agent for deposit into the Downgrade Collateral Account or provide a substitute or additional direct pay irrevocable letter of credit to cover such shortfall.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(b) Application of Funds in Downgrade Collateral Account.  If any Alternate Lender in any Lender Group shall be required pursuant to subsection (a) to fund a Downgrade Draw, then the related Managing Agent shall apply the monies in the Downgrade Collateral Account applicable to such Alternate Lender’s share of Loans required to be made by the related Alternate Lenders, to any Assignment Amount payable by such Alternate Lender pursuant to Section 7.1 at the times, in the manner and subject to the conditions precedent set forth in this Credit Agreement.  The deposit of monies in such Downgrade Collateral Account by any Alternate Lender shall not constitute a Loan or the payment of any Assignment Amount (and such Alternate Lender shall not be entitled to interest on such monies except as provided below in this Section 7.2(b)), unless and until (and then only to the extent that) such monies are used to fund Loans or to pay any Assignment Amount pursuant to this Section 7.2(b).  The amount on deposit in such Downgrade Collateral Account shall be invested by the related Managing Agent in investments selected by such Managing Agent in its sole discretion and eligible in accordance with the applicable conduit program documents.  Such Managing Agent shall remit to such Alternate Lender, on the last Business Day of each month, the interest income actually received thereon.  Unless required to be released as provided below in this subsection, payments or deposits received by such Managing Agent in respect of such Alternate Lender’s portion of the Loans shall be deposited in the Downgrade Collateral Account for such Alternate Lender.  Amounts on deposit in such Downgrade Collateral Account shall be released to such Alternate Lender (or the stated amount of the letter of credit delivered by such Alternate Lender pursuant to subsection (a) above may be reduced) within one (1) Business Day after each Settlement Date following the Maturity Date to the extent that, after giving effect to the distributions made and received by the Lenders on such Settlement Date, the amount on deposit in such Downgrade Collateral Account would exceed the Alternate Lender’s Alternate Lender Pro Rata Share (determined as of the day prior to the Maturity Date) of the sum of all Portions of Loans then funded by the related Conduit Lender, plus the related Interest Component, plus such Alternate Lender’s Pro Rata Share of the Letter of Credit Liability.  All amounts remaining in such Downgrade Collateral Account shall be released to such Alternate Lender no later than the Business Day immediately following the earliest of:  (i) the effective date of any replacement of such Alternate Lender or removal of such Alternate Lender as a party to this Credit Agreement; (ii) the date on which such Alternate Lender shall furnish the related Managing Agent with confirmation that such Alternate Lender shall have short term debt ratings of at least “A-2” or “P-2” from S&P and Moody’s, respectively, without negative credit implications; and (iii) the Stated Maturity Date.  Nothing in this Section 7.2 shall affect or diminish in any way any such downgraded Alternate Lender’s Commitment to Borrower or its related Conduit Lender or such downgraded Alternate Lender’s other obligations and liabilities hereunder and under the other Loan Documents.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(c) Program Support Agreement Downgrade Provisions.  Notwithstanding the other provisions of this Section 7.2, an Alternate Lender shall not be required to make a Downgrade Draw (or provide for the issuance of a letter of credit in lieu thereof) pursuant to Section 7.2(a) at a time when such Alternate Lender has a downgrade collateral account (or letter of credit in lieu thereof) established pursuant to the Program Support Agreement to which it is a party in an amount at least equal to its Commitment, and the related Managing Agent may apply monies in such downgrade collateral account in the manner described in Section 7.2(b) as if such downgrade collateral account were a Downgrade Collateral Account.

8. CONDITIONS PRECEDENT TO LENDING

8.1. Obligation of Lenders.  The obligation of each Lender and the Letter of Credit Issuer to make the initial Loan and issue the first Letter of Credit hereunder is subject to Administrative Agent’s receipt of the following:

(a) Credit Agreement.  This Credit Agreement, duly executed and delivered by Borrower, Managing Member, Guarantor and Pledgor;

(b) Notes.  Notes drawn to the order of each Managing Agent, duly executed and delivered by Borrower and Managing Member;

(c) Security Agreements.  (i) The Borrower and Managing Member Security Agreement, duly executed and delivered by Borrower and Managing Member and (ii) any other security agreement or related document reasonably requested by Administrative Agent.

(d) Capital Contributions Pledge Agreement. (i) The Capital Contributions Pledge Agreement, duly executed and delivered by Pledgor; and (ii) any other similar agreement or related document reasonably requested by Administrative Agent.

(e) Guaranty of Capital.  The Guaranty of Capital, duly executed and delivered by Guarantor.

(f) Account Documents.  The Account Assignment, duly executed and delivered by Borrower;

(g) Financing Statements.

(i) searches of Uniform Commercial Code (“UCC”) filings in each jurisdiction where a filing has been or would need to be made in order to perfect the Administrative Agent’s security interest on behalf of the Secured Parties in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist, or, if necessary, copies of proper financing statements, if any, filed on or before the date hereof necessary to terminate all security interests and other rights of any Person in any Collateral previously granted; and

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(ii) duly authorized UCC financing statements and any amendments thereto, for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest on behalf of the Secured Parties in the Collateral;

(h) Responsible Officer Certificates.  A certificate from a Responsible Officer of each Credit Party, stating that:  (i) all of the representations and warranties contained in Section 9 hereof and the other Loan Documents made by such Credit Party are true and correct in all material respects as of such date (except to the extent of changes in facts or circumstances that have been disclosed to Lenders and do not constitute an Event of Default or, to its knowledge, a Potential Default under this Credit Agreement or any other Loan Document); and (ii) no event has occurred and is continuing, or would result from the Borrowing or issuance of the Letters of Credit, as applicable, which constitutes an Event of Default or, to its knowledge, a Potential Default;

(i) Borrower’s Operating Agreement.  A signed certificate of a Responsible Officer of Borrower who shall certify that attached thereto is a true and complete copy of the Operating Agreement of Borrower as in effect on the date hereof, together with certificates of existence and good standing (or other similar instruments) of Borrower as in effect on the date hereof;

(j) Managing Member’s Formation Documents.  A signed certificate of a Responsible Officer of Managing Member who shall certify that attached thereto are true and complete copies of the Constituent Documents of Managing Member, together with certificates of existence and good standing (or other similar instruments) of Managing Member as in effect on the date hereof;

(k) Guarantor’s Formation Documents.  A signed certificate of a Responsible Officer of Guarantor who shall certify that attached thereto are true and complete copies of the Constituent Documents of Guarantor together with certificates of existence and good standing (or other similar instruments) of Guarantor as in effect on the date hereof;

(l) Pledgor’s Formation Documents.  A signed certificate of a Responsible Officer of Pledgor who shall certify that attached thereto are true and complete copies of the Constituent Documents of Pledgor together with certificates of existence and good standing (or other similar instruments) of Pledgor as in effect on the date hereof;

(m) Incumbency Certificate. From each Credit Party, a signed certificate of a Responsible Officer, who shall certify the names of the Persons authorized, on the date hereof, to sign each of the Loan Documents and the other documents or certificates to be delivered pursuant to the Loan Documents on behalf of such Credit Party, together with the true signatures of each such Person.  Administrative Agent may conclusively rely on such certificate until it shall receive a further certificate canceling or amending the prior certificate and submitting the signatures of the Persons named in such further certificate;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(n) Opinions of Counsel.  (i) A favorable opinion of Robert Masters, Senior Vice President and General Counsel of each Credit Party, as counsel to each Credit Party; (ii) a favorable opinion of Berliner, Corcoran & Rowe, L.L.P., Maryland counsel to the Pledgor; and (iii) an opinion of Mayer Brown LLP, special counsel to the Administrative Agent; each covering such matters relating to the transactions contemplated hereby as reasonably requested by Administrative Agent, and substantially in a form acceptable to Administrative Agent;

(o) ERISA Certificate.  A certificate from a Responsible Officer of the Credit Parties confirming that the assets of the Credit Parties do not constitute plan assets by reason of the fact that participation in the Credit Parties by “benefit plan investors” is not “significant”, as such terms are defined in the Plan Asset Regulations;

(p) Investor Documents.  Administrative Agent shall have received from each Included Investor and Designated Investor: (i) a duly executed Investor Letter; (ii) a copy of such Investor’s duly executed signature page to the Operating Agreement or Stockholders Agreement, as applicable; and (iii) to the extent requested by Administrative Agent, true and complete copies of the organizational documents of each Investor, or other documentation in lieu thereof that is acceptable to Administrative Agent in its sole discretion.  Administrative Agent may waive one or more of the foregoing requirements with respect to Designated Investors so long as Borrowers have made good faith efforts to obtain the same without success;

(q) Fees; Costs and Expenses.  Payment of all fees and other amounts due and payable on or prior to the date hereof, including pursuant to the Fee Letter, and, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by Borrower hereunder, including the fees and disbursements invoiced through the date hereof of Administrative Agent’s special counsel, Mayer Brown LLP;

(r) Advisory Committee Required Vote.  Written evidence in form reasonably satisfactory to the Administrative Agent that the Advisory Committee (as defined in the Operating Agreement) has approved the Loans and Letters of Credit contemplated by this Credit Agreement and the other Loan Documents as contemplated in Section 4.1(b) of the Operating Agreement; and

(s) Additional Information.  Such other information and documents as may reasonably be required by Administrative Agent and its counsel, including any “Know Your Customer” procedures as reasonably requested by the Lenders.

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Acadia Strategic Opportunity Fund III LLC

8.2. Qualified Borrower Loans and Letters of Credit.  The obligation of Lenders to advance a Loan to a Qualified Borrower or to cause the issuance of a Letter of Credit for a Qualified Borrower is subject to the conditions that:

(a) Qualified Borrower Promissory Note.  Administrative Agent shall have received a duly executed Qualified Borrower Promissory Note or Qualified Borrower Letter of Credit Note, as applicable, complying with the terms and provisions hereof;

(b) Authorizations of Qualified Borrower.  Administrative Agent shall have received from the Qualified Borrower appropriate evidence of the authorization of the Qualified Borrower approving the execution, delivery and performance of the Qualified Borrower Promissory Note or the Qualified Borrower Letter of Credit Note, duly adopted by Qualified Borrower, as required by law or agreement, and accompanied by a certificate of an authorized Person of such Qualified Borrower stating that such authorizations are true and correct, have not been altered or repealed and are in full force and effect;

(c) Incumbency Certificate.  Administrative Agent shall have received from the Qualified Borrower a signed certificate of the appropriate Responsible Officer of the Qualified Borrower which shall certify the names of the Persons authorized to sign the Qualified Borrower Promissory Note and the other documents or certificates to be delivered pursuant to the terms hereof by such Qualified Borrower, together with the true signatures of each such Person;

(d) Borrower Guaranty.  Administrative Agent shall have received from Borrower a duly executed Borrower Guaranty complying with the terms and provisions hereof;

(e) Opinion of Counsel to Qualified Borrower.  Administrative Agent shall have received a favorable opinion of counsel for the Qualified Borrower, in form and substance satisfactory to Administrative Agent and addressed to Administrative Agent, that:  (i) the Qualified Borrower is duly organized and validly existing under the laws of the jurisdiction of its formation; (ii) the subject Qualified Borrower Note has been duly authorized, executed and delivered by the Qualified Borrower; (iii) the subject Qualified Borrower Note is a valid and binding obligation and agreement of such Qualified Borrower, enforceable in accordance with its terms, except to the extent that it may be limited by bankruptcy, insolvency, moratorium and other laws affecting creditors’ rights generally, by general equitable principles; and (iv) neither the execution nor delivery by Qualified Borrower of the subject Qualified Borrower Note, and, if applicable, the Application and Agreement for Letter of Credit, the performance by such Qualified Borrower of its obligations thereunder, nor the compliance by Qualified Borrower with the terms and provisions thereof, will:  (A) contravene any provision of the general corporate law, or, if Qualified Borrower is a partnership or another type of entity, the Managing Membership law or applicable law governing such entity, of the jurisdiction of formation of such Qualified Borrower, or the laws, statutes, rules or regulations of the State of New York or the United States of America to which Qualified Borrower is subject, or conflict with, or result in any breach of, any material agreement, mortgage, indenture, deed of trust or other instrument known to counsel to which Qualified Borrower or its properties may be subject, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any properties of Qualified Borrower; (B) contravene any judgment, decree, license, order or permit applicable to Qualified Borrower; or (C) violate any provision of the organizational documents of Qualified Borrower.  Each Qualified Borrower hereby directs its counsel to prepare and deliver such legal opinion to Administrative Agent for the benefit of Lenders.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

8.3. All Loans and Letters of Credit.  The obligation of Lenders to advance each Borrowing or the Letter of Credit Issuer to issue Letters of Credit hereunder is subject to the conditions that:

(a) Representations and Warranties.  The representations and warranties set forth in Section 9 hereof are true and correct in all material respects on and as of the date of the advance of such Borrowing or issuance of such Letter of Credit, with the same force and effect as if made on and as of such date (except to the extent of changes in facts or circumstances that have been disclosed to Lenders and do not constitute an Event of Default or a Potential Default under this Credit Agreement or any other Loan Document);

(b) No Default.  No event shall have occurred and be continuing, or would result from the Borrowing or the issuance of the Letter of Credit, which constitutes an Event of Default or a Potential Default;

(c) Loan Notice.  Administrative Agent shall have received a Loan Notice or Request for Letter of Credit;

(d) Application.  In the case of a Letter of Credit, the Letter of Credit Issuer shall have received an Application and Agreement for Letter of Credit executed by Borrower or the applicable Qualified Borrower and shall have countersigned the same; and

(e) Material Adverse Effect.  No Material Adverse Effect has occurred and is continuing.

9. REPRESENTATIONS AND WARRANTIES.  To induce Lenders to make the Loans and cause the issuance of Letters of Credit hereunder, each Credit Party represents and warrants to Lenders as to itself that:

9.1. Organization and Good Standing of Borrower.  Borrower is a limited liability company duly organized and validly existing under the laws of the State of Delaware, has the requisite limited liability company power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification or where the failure to be so qualified to do business would have a Material Adverse Effect.

9.2. Organization and Good Standing of Managing Member.  Managing Member is a limited liability company duly organized and validly existing under the laws of the State of Delaware, has the requisite limited liability company power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification or where the failure to be so qualified to do business would have a Material Adverse Effect.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

9.3. Organization and Good Standing of Guarantor.  Guarantor is a limited partnership duly organized and validly existing under the laws of the State of Delaware, has the requisite limited partnership power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification or where the failure to be so qualified to do business would have a Material Adverse Effect.

9.4. Organization and Good Standing of Pledgor.  Pledgor is a corporation incorporated and validly existing under the laws of the State of Maryland, has the requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification or where the failure to be so qualified to do business would have a Material Adverse Effect.

9.5. Authorization and Power.  It has the partnership, limited liability company or corporate power, as applicable, and requisite authority to execute, deliver, and perform its respective obligations under this Credit Agreement, the Notes, and the other Loan Documents to be executed by it.  It is duly authorized to, and has taken all partnership, limited liability company and corporate action, as applicable, necessary to authorize it to execute, deliver, and perform its respective obligations under this Credit Agreement, the Notes, and such other Loan Documents and is and will continue to be duly authorized to perform its respective obligations under this Credit Agreement, the Notes, and such other Loan Documents.

9.6. No Conflicts or Consents.  None of the execution and delivery of this Credit Agreement, the Notes, or the other Loan Documents, the consummation of any of the transactions herein or therein contemplated, or the compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene or conflict, in any material respect, with any provision of law, statute, or regulation to which it is subject or any judgment, license, order, or permit applicable to it or any indenture, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it may be bound, or to which it may be subject.  No consent, approval, authorization, or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by it of the Loan Documents to which it is a party or to consummate the transactions contemplated hereby or thereby except for those that have been obtained.

9.7. Enforceable Obligations.  This Credit Agreement, the Notes and the other Loan Documents to which it is a party are the legal and binding obligations of it, enforceable in accordance with their respective terms, subject to Debtor Relief Laws and equitable principles.

9.8. Priority of Liens.  The Collateral Documents create, as security for the Obligations, valid and enforceable, exclusive, first priority security interests in and Liens on all of the Collateral in which it has any right, title or interest, in favor of Administrative Agent for the benefit of the Secured Parties, subject to no other Liens, except as enforceability may be limited by Debtor Relief Laws and equitable principles.  Such security interests in and Liens on the Collateral in which it has any right, title, or interest shall be superior to and prior to the rights of all third parties in such Collateral, and, other than in connection with any future change in its name, identity or structure, or the location of its chief executive office, no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.  Each Lien referred to in this Section 9.7 is and shall be the sole and exclusive Lien on the Collateral in which it has any right, title or interest.

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Acadia Strategic Opportunity Fund III LLC

9.9. Financial Condition.  Each Borrower Party has delivered to Administrative Agent: (a) the most-recently available copies of the financial statements and reports described in Section 10.1; or, with respect to such requirement on the Closing Date, if such statements and reports are not then available (b) a pro forma balance sheet as of the Closing Date; in each case certified as true and correct in all material respects by a Responsible Officer of such Borrower Party.  Such statements fairly present, in all material respects, the financial condition of such Borrower Party as of the applicable date of delivery, and have been prepared in accordance with GAAP, except as provided therein.

9.10. Full Disclosure.  There is no material fact that any Credit Party has not disclosed to Administrative Agent in writing which would reasonably be expected to result in a Material Adverse Effect.  No information heretofore furnished by any Credit Party in connection with this Credit Agreement, the other Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact that would reasonably be expected to result in a Material Adverse Effect.

9.11. No Default.  No event has occurred and is continuing which constitutes an Event of Default or a Potential Default.

9.12. No Litigation.  There are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of a Responsible Officer of it, threatened, against such Credit Party that would reasonably be expected to result in a Material Adverse Effect.

9.13. Material Adverse Change.  No changes to it have occurred since the date of its most recent financial statements delivered to Lenders which would reasonably be expected to result in a Material Adverse Effect.

9.14. Taxes.  To the extent that failure to do so would have a Material Adverse Effect, all tax returns required to be filed by it in any jurisdiction have been filed and all taxes, assessments, fees, and other governmental charges upon it or upon any of its respective properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon.  There is no proposed tax assessment against it or any basis for such assessment which is material and is not being contested in good faith.

9.15. Jurisdiction of Formation; Principal Office.  (a) The jurisdiction of formation of Borrower is Delaware; (b) the jurisdiction of formation of Managing Member is Delaware; (c) the jurisdiction of formation of Guarantor is Delaware; and (d) the jurisdiction of formation of Pledgor is Maryland.

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9.16. ERISA Compliance.  It has not established nor does it maintain any Plan.  (a) Each of Credit Party and Guarantor is an Operating Company; or (b) the underlying assets of each Credit Party do not otherwise constitute Plan Assets.

9.17. Compliance with Law.  It is, to the best of its knowledge, in compliance in all material respects with all material laws, rules, regulations, orders, and decrees which are applicable to it or its properties, including, without limitation, Environmental Laws.

9.18. Hazardous Substances.  To the knowledge of its Responsible Officers, it: (a) has not received any notice or other communication or otherwise learned of any Environmental Liability which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect arising in connection with: (i) any non-compliance with or violation of the requirements of any Environmental Law by any Credit Party, or any permit issued under any Environmental Law to such Credit Party; or (ii) the Release or threatened Release of any Hazardous Material into the environment; and (b) to its knowledge, has threatened or actual liability in connection with the Release or threatened Release of any Hazardous Material into the environment which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

9.19. Insider.  It is not an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a subsidiary, or of any subsidiary, of a bank holding company of which any Lender is a subsidiary, of any bank at which any Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender.

9.20. Properties.  Each Credit Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for any defects that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Each Credit Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by such Credit Party and its subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

9.21. Operating Structure.  As of the date hereof, the sole Managing Member of Borrower is Managing Member.  The only members of Borrower and the only Stockholders of Pledgor are set forth on Exhibit A attached hereto and incorporated herein by reference (or on a revised Exhibit A delivered to Administrative Agent in accordance with Section 11.5 hereof), and the Capital Commitment of each Investor is set forth on Exhibit A (or on such revised Exhibit A).

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

9.22. Capital Commitments and Contributions.  The aggregate amount of the Unfunded Capital Commitments of all Investors as of the date hereof is as set forth on Exhibit A.  The aggregate amount of the Unfunded Capital Commitments of all Included Investors and Designed Investors (separately) as of the date hereof is as set forth on Exhibit A.  There are no Capital Call Notices outstanding except as otherwise disclosed in writing to Administrative Agent.  To its knowledge, no Investor is in default under the Operating Agreement, Partnership Agreement or Stockholders Agreement, as applicable.  Prior to the date hereof, each Credit Party has satisfied all conditions to its rights to make a Capital Call, including any and all conditions contained in its Constituent Documents.

9.23. Fiscal Year.  Its fiscal year is the calendar year.

9.24. Investment Company Act.  It is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9.25. Margin Stock.  It is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan or Letter of Credit will be used: (a) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock; (b) to reduce or retire any indebtedness which was originally incurred to purchase or carry any such Margin Stock; or (c) for any other purpose which might constitute this transaction a “purpose credit” within the meaning of Regulation T, U, or X.  Neither it nor any Person acting on its behalf has taken or will take any action which might cause any Loan Document to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act, in each case as now in effect or as the same may hereafter be in effect.

9.26. Foreign Asset Control Laws.  Neither it nor any Affiliate thereof, and no Investor or, to its knowledge, Affiliate thereof, is a Person named on a list published by the Office of Foreign Assets Control (“OFAC”) of the United States Treasury Department or is a Person with whom dealings are prohibited under any OFAC regulations.  To its knowledge, no Investor’s funds used in connection with this transaction are derived from illegal or suspicious activities.

9.27. Brokers’ Fees.  No Credit Party has dealt with any broker or finder with respect to the transactions contemplated by the Loan Documents or otherwise in connection with the Loan Documents.

9.28. Solvency.  Each Credit Party is, and after consummation of the transactions contemplated by the Loan Documents will be, Solvent.

9.29. Managing Member Representation.  Managing Member has received direct or indirect benefit from the Loans and Letters of Credit evidenced by the Obligations and the grant of the security interest in the collateral was a condition to granting such Loans and issuance of such Letters of Credit.

9.30. Guarantor Representation.  Guarantor has received direct or indirect benefit from the Loans and Letters of Credit evidenced by the Obligations and the grant of the security interest in the collateral was a condition to granting such Loans and issuance of such Letters of Credit.

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Acadia Strategic Opportunity Fund III LLC

9.31. Pledgor Representation.  Pledgor has received direct or indirect benefit from the Loans and Letters of Credit evidenced by the Obligations and the grant of the security interest in the Collateral was a condition to granting such Loans and issuance of such Letters of Credit.

9.32. Investments.  No investments made by any Credit Party or their subsidiaries, directly or indirectly, are in violation of, or would cause a default under, the terms of the Operating Agreement, the Partnership Agreement or the Stockholders Agreement.

9.33. Investor Documents.  To the knowledge of each Credit Party after commercially reasonable inquiry, each Investor Letter and Stockholders Agreement, as applicable, have been duly authorized and executed by each Investor and constitute the legal, valid and binding obligations of each Investor, enforceable against each Investor in accordance with their terms.

9.34. Advisory Committee.  The Credit Parties confirm that the members of the Advisory Committee (as defined in the Operating Agreement) as of the date hereof are Alan Forman, Verna Kuo, Susan Meaney, Denise Strack and Laudan Nabizadeh.

10. AFFIRMATIVE COVENANTS.  So long as Lenders have any commitment to lend hereunder or the Letter of Credit Issuer has any obligation to cause the issuance of any Letters of Credit hereunder, and until payment in full of the Notes and the performance in full of the Obligations under this Credit Agreement and the other Loan Documents, Borrower and each other Credit Party, as applicable, each agrees that, unless Administrative Agent shall otherwise consent in writing based upon the approval of the Required Lenders (unless the approval of Administrative Agent alone or a different number of Lenders is expressly permitted below):

10.1. Financial Statements, Reports and Notices.  Borrower shall deliver to Administrative Agent sufficient copies for each Lender of the following:

(a) Annual Statements.  As soon as reasonably available and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, audited, unqualified financial statements of Borrower, including a consolidated balance sheet of Borrower and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of operations for such fiscal year prepared by independent public accountants of nationally recognized standing;

(b) Quarterly Statements.  As soon as available and in any event within sixty (60) days after the end of each quarter of each fiscal year of Borrower, an unaudited consolidated balance sheet of Borrower and its consolidated subsidiaries as of the end of such quarter and the related unaudited consolidated statements of operations for such quarter;

(c) Borrowing Base Certificate.  Concurrently with the delivery of each Loan Notice or Request for Letter of Credit and each annual and quarterly report referenced in Sections 10.1(a) and 10.1(b) hereof, and as of the last calendar day of any calendar month when no Borrowing has been made during such calendar month, a Borrowing Base Certificate signed by a Responsible Officer of Borrower and Managing Member: (i) setting forth the Capital Contributions and Unfunded Capital Commitments of all of the Investors and a calculation of the Available Loan Amount (all as of the end of the relevant period); (ii) specifying changes, if any, in the names of Investors; and (iii) listing Investors who have not delivered Investor Letters or with respect to Subsequent Investors, who have not satisfied the conditions of Section 11.5(c) hereof;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(d) Compliance Certificate.  Simultaneously with the delivery of the reports described in clauses (a) and (b) above, a compliance certificate (a “Compliance Certificate”), certified by a Responsible Officer of Borrower to be true and correct, substantially in the form of Exhibit O attached hereto (with blanks appropriately completed in conformity herewith): (i) stating that such officer is familiar with the terms and provisions of the Loan Documents; (ii) certifying that such financial statements fairly present the financial condition and the results of operations of the Borrower on the dates and for the periods indicated, on the basis of GAAP, subject, in the case of interim financial statements, to normally recurring year-end adjustments; (iii) stating that the Borrowers are in compliance with all covenants in Section 10 hereof, including the covenants set forth in Section 10.11, and containing the calculations evidencing such compliance; (iv) stating whether any Event of Default or Potential Default exists on the date of such certificate and, if any Event of Default or Potential Default then exists, setting forth the details thereof and the action which the Credit Parties are taking or propose to take with respect thereto; (v) setting forth the Unfunded Capital Commitments of all Investors (breaking out Included Investors and Designated Investors) and a calculation of the Available Loan Amount (all as of the end of the relevant period); (vi) specifying changes, if any, in the name of any Investor or in the identity of any Investor, by merger or otherwise; and (vii) listing Investors which have been subject to an Exclusion Event.

(e) ERISA Notices.  Promptly upon any Credit Party obtaining knowledge or a reasonable belief that its assets are, or are about to become, Plan Assets, such Credit Party shall deliver written notice thereof to Administrative Agent (an “ERISA Event Notice”), and shall, in such notice, or in subsequent written notices as events develop, notify Administrative Agent of any actions contemplated by in connection therewith.  Each Credit Party shall, simultaneously with the delivery of any ERISA Notice to any Investors, deliver a copy of the same to Administrative Agent;

(f) ERISA Certification.  Annually (to be delivered within forty-five (45) days following each annual valuation period of the Credit Parties and with the Compliance Certificate of Borrower pursuant to Section 10.1(d)), a certification from a Responsible Officer of the Credit Parties prepared in consultation with counsel that the assets of the Credit Parties do not constitute Plan Assets;

(g) Reporting Relating to Investors.  Promptly upon the receipt thereof, copies of all financial statements, notices of default, notices relating in any way to an Investor’s funding obligation and notices containing any reference to misconduct of any Credit Party, sent to or received by a Borrower and/or any Credit Party from an Investor; and

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(h) Other Reporting.  Simultaneously with delivery to the Investors, copies of all other material financial statements, appraisal reports, notices, and other matters at any time or from time to time prepared by a Credit Party and furnished to the Investors, including, without limitation, any notice of default, notice of election or exercise of any rights or remedies under the Operating Agreement, the Partnership Agreement, the Stockholders Agreement, the Investor Letters or the Constituent Documents of any Credit Party, or any notices relating in any way to any Investor’s Capital Commitment, and any notice relating in any way to the misconduct of any Credit Party.

10.2. Payment of Taxes.  Each Credit Party will pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it before delinquent, if such failure would have a Material Adverse Effect; provided, however, that no Credit Party shall be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate reserves therefor have been established.

10.3. Maintenance of Existence and Rights.  Each Credit Party will preserve and maintain its existence.  Each Credit Party shall further preserve and maintain all of its rights, privileges, and franchises necessary in the normal conduct of its business and in accordance with all valid regulations and orders of any Governmental Authority the failure of which would have a Material Adverse Effect.

10.4. Notice of Default.  Each Credit Party will furnish to Administrative Agent, promptly upon becoming aware of the existence of any condition or event which constitutes an Event of Default or a Potential Default (including, without limitation, notice from the Investors of any Credit Party that the Investors intend to seek a “Cause Event” as defined in the Operating Agreement, Partnership Agreement and Stockholders Agreement, a written notice specifying the nature and period of existence thereof and the action which the Credit Parties are taking or propose to take with respect thereto.  Each Credit Party shall promptly notify Administrative Agent in writing upon becoming aware: (a) that any Investor has violated or breached any material term of the Operating Agreement, Partnership Agreement or Stockholders Agreement, as applicable, or has become a Defaulting Investor; or (b) of the existence of any condition or event which, with the lapse of time or giving of notice or both, would cause an Investor to become a Defaulting Investor.

10.5. Other Notices.  Each Credit Party will, promptly upon receipt of actual knowledge thereof by a Responsible Officer, notify Administrative Agent of any of the following events that would reasonably be expected to result in a Material Adverse Effect: (a) any change in the financial condition or business of such Credit Party; (b) any default by such Credit Party under any material agreement, contract, or other instrument to which such Credit Party is a party or by which any of its properties are bound, or any acceleration of the maturity of any material indebtedness owing by such Credit Party; (c) any uninsured claim against or affecting such Credit Party or any of its properties; (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting such Credit Party; (e) any Environmental Complaint or any claim, demand, action, event, condition, report or investigation indicating any potential or actual liability of such Credit Party arising in connection with: (i) the non-compliance with or violation of the requirements of any Environmental Law or any permit issued under any Environmental Law; or (ii) the Release or threatened Release of any Hazardous Material into the environment; (f) the existence of any Environmental Lien on any Properties or assets of such Credit Party; (g) any material remedial action taken by any Credit Party in response to any order, consent decree or judgment of any Governmental Authority or any Environmental Liability; or (h) the listing of any of such Credit Party’s Properties on CERCLIS to the extent that such Credit Party obtains knowledge of such listing, whether or not such listing would reasonably be expected to result in a Material Adverse Effect.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

10.6. Compliance with Loan Documents, Operating Agreement, Partnership Agreement and Stockholders Agreement.  Unless otherwise approved in accordance with the terms of this Credit Agreement (which approval, by such terms, may require more or fewer Lenders than the Required Lenders), each Credit Party will promptly comply with any and all covenants and provisions of this Credit Agreement, the Notes, and all of the other Loan Documents executed by it.  Each Borrower Party will use the proceeds of any Capital Call Notices only for such purposes as are permitted by its Constituent Documents.

10.7. Books and Records; Access.  Each Credit Party will give any representative of Administrative Agent, Managing Agent or Lenders, or any of them, reasonable access during all business hours to, and permit representatives to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of such Credit Party and relating to its affairs, and to inspect any of the properties of such Credit Party.

10.8. Compliance with Law.  Each Credit Party will comply in all material respects with all material laws, rules, regulations, and all orders of any Governmental Authority, including, Environmental Laws and ERISA.

10.9. Insurance.  Each Credit Party will maintain workmen’s compensation insurance, liability insurance, and insurance on its present and future properties, assets, and business against such casualties, risks, and contingencies, and in such types and amounts, as are consistent with customary practices and standards of their industry and the failure of which to maintain could have a Material Adverse Effect.

10.10. Authorizations and Approvals.  Each Credit Party will promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable such Credit Party to comply with its respective obligations hereunder, under the other Loan Documents, the Operating Agreement, the Partnership Agreement, the Stockholders Agreement and its respective Constituent Documents.

10.11. Maintenance of Liens.  Each Credit Party shall perform all such acts and execute all such documents as Administrative Agent may reasonably request in order to enable the Secured Parties to report, file, and record every instrument that Administrative Agent may deem necessary in order to perfect and maintain the Secured Parties’ Liens and security interests in the Collateral and otherwise to preserve and protect the rights of Secured Parties under the Collateral Documents.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

10.12. Further Assurances.  Each Credit Party will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, and additional agreements, undertakings, conveyances, transfers, assignments, financing statements, or other assurances, and take any and all such other action, as Administrative Agent may, from time to time, reasonably deem necessary in connection with this Credit Agreement or any of the other Loan Documents, the obligations of the Credit Parties hereunder or thereunder, or for better assuring and confirming unto Secured Parties all or any part of the security for any of such obligations anticipated herein.

10.13. Investor Financial and Rating Information.  Each Credit Party shall request, from each Investor (without duplication), financial information required under the applicable Investor Letter, as agreed from time to time with Administrative Agent, and shall, upon receipt of such information, promptly deliver same to Administrative Agent, or shall promptly notify Administrative Agent of its failure to timely obtain such information.  The Credit Parties will promptly notify Administrative Agent in writing (but in no event later than five (5) Business Days) after: (a) becoming aware of: (i) any decline in the Rating of any Included Investor, or decline in the capital status of any Included Investor that is a bank holding company, whether or not such change results in an Exclusion Event and (ii) any other Exclusion Event; and (b) becoming aware of the existence of any condition or event which, with the lapse of time or giving of notice or both, would cause an Exclusion Event.

10.14. Certain Included Investor Requirements.  In addition to the other requirements of this Credit Agreement, each Included Investor that is: (i) organized under the laws of any jurisdiction other than the United States of America or any state thereof shall deliver to Administrative Agent a written submission to the jurisdiction of a United States Federal District Court and a United States state court with respect to any litigation arising out of or in connection with its Investor Letter or any Constituent Document of any Credit Party (each submission to be in form and substance reasonably satisfactory to Administrative Agent, including provisions relating to waiver of venue, waiver of defense of inconvenient forum, and consent to service of process; or (ii) a Governmental Authority or an instrumentality of a Governmental Authority or majority-owned by a Governmental Authority or otherwise entitled to any immunity in respect of any litigation in any jurisdiction, court or venue, shall deliver to Administrative Agent a written waiver (in form and substance reasonably satisfactory to Administrative Agent) of any such claim of immunity.

10.15. Covenants of Qualified Borrowers.  The covenants and agreements of Qualified Borrowers hereunder shall be binding and effective only upon and after the execution and delivery of a Qualified Borrower Note by such Qualified Borrower.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

11. NEGATIVE COVENANTS. So long as Lenders have any commitment to lend hereunder or the Letter of Credit Issuer has any obligation to cause the issuance of any Letter of Credit hereunder, and until payment and performance in full of the Obligations under this Credit Agreement and the other Loan Documents, each Credit Party agrees that, without the written consent of Administrative Agent, based upon the approval of Required Lenders (unless the approval of Administrative Agent alone or a different number of Lenders is expressly permitted below):

11.1. Mergers.  No Credit Party will merge or consolidate with or into any Person, unless such Credit Party is the surviving entity; provided, however, that any such merger (a) must be duly authorized under the Constituent Documents of the applicable Credit Party or the applicable managing member or general partner, as applicable, and (b) must not adversely affect the enforceability of the Capital Commitments and the Investor Letters of the Investors in the applicable Credit Party.  No Credit Party will take any action to dissolve, terminate, or liquidate, including, without limitation, any action to sell or dispose of all or substantially all of its property..

11.2. Negative Pledge.  Without the approval of all Lenders, no Credit Party will create or suffer to exist any Lien upon the Collateral, other than the first priority security interest in and upon the Collateral (or any portion thereof) to Administrative Agent for the benefit of the Secured Parties.

11.3. Fiscal Year and Accounting Method.  Without the prior written consent of Administrative Agent alone (such approval not to be unreasonably withheld or delayed), no Credit Party will change its fiscal year or method of accounting.

11.4. Constituent Documents.  Without the prior written consent of Administrative Agent consistent with this Section 11.4, no Credit Party shall alter, amend, modify, terminate, or change any provision of its Constituent Documents affecting such Credit Party’s or the Investors’ debts, duties, obligations, and liabilities, and the rights, titles, security interests, liens, powers and privileges of any Credit Party, Administrative Agent or Secured Parties, in each case relating to this Agreement, the Obligations, Capital Call Notices, Capital Commitments, Capital Contributions or Unfunded Capital Commitments; or amend the terms of Articles V or XI  of the Operating Agreement or Section 6 of the Stockholders Agreement (or comparable provisions regarding leverage) (each an “adverse amendment”); or suspend, reduce, excuse or terminate any Investor’s Unfunded Commitments.  With respect to any proposed amendment, modification or change to any Constituent Document, the applicable Credit Party shall notify Administrative Agent of such proposal.  Administrative Agent shall determine, in its sole discretion (that is, the determination of the Lenders shall not be required) on Administrative Agent’s good faith belief, whether such proposed amendment, modification or change to such Constituent Document is an adverse amendment, and shall use reasonable efforts to notify such Credit Party of its determination within five (5) Business Days of the date on which it received such notification pursuant to Section 14.7.  If Administrative Agent determines that the proposed amendment is an adverse amendment, the approval of the Required Lenders and Administrative Agent will be required (unless the approval of all Lenders is required consistent with the terms of Section 11.6), and Administrative Agent shall promptly notify the Lenders of such request for such approval, distributing, as appropriate, the proposed amendment and any other relevant information provided by such Credit Party, to which the Lenders will respond to within ten (10) Business Days.  If Administrative Agent determines that the proposed amendment is not an adverse amendment, such Credit Party may make such amendment without the consent of Lenders.  Notwithstanding the foregoing, without the consent of Administrative Agent or the Lenders, such Credit Party may amend its Constituent Documents: (i) to admit new Investors to the extent permitted by this Credit Agreement; and (ii) to reflect transfers of interests permitted by this Credit Agreement.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

11.5. Transfer by, or Admission of, Investors.

(a) Transfer of Equity Interest.  Any transfer of an Equity Interest: (i) by any Investor to any of its affiliates shall be made with prior written notice to Administrative Agent promptly upon any Credit Party being aware of such proposed transfer; and (ii) by any Investor to any other Person, with prior written notice to Administrative Agent at least twenty (20) Business Days prior to the proposed date of transfer, in each case provided that the transferee is not named on a list published by OFAC.  In the event that the applicable transferee does not itself qualify as an Included Investor or Designated Investor or if the consummation of such transfer would require a mandatory prepayment pursuant to Section 2.1(d) for any reason, the Credit Parties will issue Capital Call Notices in an amount sufficient to cure such Implicit Borrowing Base Deficit and will pay the mandatory prepayment prior to permitting the consummation of any such transfer.

(b) Admission of Investors.  No Credit Party shall admit any Person as an additional Investor without the prior written consent of Administrative Agent acting alone, such consent not to be unreasonably withheld.

(c) Documentation Requirements.  Each Borrower shall require that: (i) any Person admitted as a substitute or new Included Investor or Designated Investor (whether due to a transfer by an existing Investor or otherwise) (a “Subsequent Investor”) shall, as a condition to such admission, deliver an Investor Letter and provide other documentation similar to that described in Section 8.1(p) satisfactory to Administrative Agent in its reasonable discretion; (ii) comply with all requirements herein for an Included Investor or Designated Investor, as applicable, and (iii) any existing Included Investor or Designated Investor that is a transferee from another Investor shall provide confirmation of its obligations under its Investor Letter with respect to any increase in its Capital Commitment relating to such transfer, and, to the extent not addressed in the documentation previously delivered by such Investor, evidence of its authority to assume such increased Capital Commitment, all as satisfactory to Administrative Agent in its reasonable discretion.  Any substitute or new Investor that is unable to comply with the requirements of this Section 11.5(c) shall be a Non-Included Investor and be excluded from the Borrowing Base.  In the event any Person is admitted as a Subsequent Investor, Borrowers will promptly deliver to Administrative Agent a revised Exhibit A to this Credit Agreement, containing the names and addresses of each Investor and the Capital Commitments of each.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

11.6. Capital Commitments.  No Credit Party shall: (a) without the prior written consent of Administrative Agent, which may be withheld in its sole discretion, cancel, reduce, excuse, suspend or defer the Capital Commitment of any non-Included Investor; and (b) without the prior written approval of Administrative Agent and all Lenders: (i) issue any Capital Call Notices other than as contemplated by Section 5.2(c); (ii) cancel, reduce, excuse, suspend or defer the Capital Commitment of any Included Investor or Designated Investor; or (iii) excuse any Investor from or permit any Investor to defer any Capital Contribution, if the proceeds from the related Capital Call Notice are to be applied to the Obligations hereunder.

11.7. ERISA Compliance.  No Credit Party shall establish or maintain any Plan.  Without the approval of all Lenders, no Credit Party will take any action that would cause its underlying assets to constitute Plan Assets.

11.8. Environmental Matters.  Except for such conditions as are in or will promptly be brought into compliance with relevant Environmental Laws or otherwise would not reasonably be expected to result in a Material Adverse Effect, no Credit Party: (a) shall cause any Hazardous Material to be generated, placed, held, located or disposed of on, under or at, or transported to or from, any Property of any Credit Party in material violation of Environmental Law; or (b) shall permit any such Property to ever be used as a dump site or storage site (whether permanent or temporary) for any Hazardous Material in material violation of Environmental Law.

11.9. Dissolution.  Without the prior written consent of the Administrative Agent and all Lenders, no Credit Party will take any action to dissolve or terminate any Credit Party.

11.10. Limitations on Dividends and Distributions.

(a) No Credit Party shall declare or pay any dividends or distributions except as permitted under its Constituent Documents.

(b) No Credit Party shall declare or pay any dividends or distributions if: (i) any Event of Default exists; or (ii) a Potential Default exists.

11.11. Limitation on Debt.  (a) Borrower shall not, without the prior written consent of the Administrative Agent and the Required Lenders, incur, together with its Affiliates on a consolidated basis in accordance with GAAP, (i) aggregate Indebtedness (including the Obligations) in an amount in excess of that permitted under the Operating Agreement; or (ii) any recourse debt (other than its obligations under this Credit Agreement) in excess of twenty-five (25%) percent of amounts under Section 11.11(a)(i); and (b) Pledgor shall not incur any Indebtedness (other than its obligations under this Credit Agreement).

11.12. Limitation on Managing Member’s Activities.  The Managing Member shall not: (a) without the prior written consent of the Administrative Agent and the Required Lenders: (i) take any actions that will cause the Managing Member or the Borrower to dissolve, terminate, merge or consolidate; or (ii) create or suffer to exist any mortgage, pledge, lien, or other security interest upon its Membership Interest in Borrower; or (b) transfer its Membership Interest in Borrower without the prior written consent of Administrative Agent and the Required Lenders.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

11.13. Limitation on Pledgor’s Activities.  Pledgor shall not: (a) without the prior written consent of the Administrative Agent and the Required Lenders: (i) take any actions that will cause the Pledgor to dissolve, terminate, merge or consolidate; or (ii) create or suffer to exist any mortgage, pledge, lien, or other security interest upon its Membership Interest in Borrower; or (b) transfer its Membership Interest in Borrower without the prior written consent of Administrative Agent and the Required Lenders.

11.14. Limitation on Guarantor’s Activities.  Guarantor shall not: (a) without the prior written consent of the Administrative Agent and the Required Lenders: (i) take any actions that will cause the Guarantor or Acadia Realty Acquisition III LLC to dissolve, terminate, merge or consolidate; or (ii) create or suffer to exist any mortgage, pledge, lien, or other security interest upon its equity interest in Acadia Realty Acquisition III LLC or permit Acadia Realty Acquisition III LLC to create or suffer to exist any mortgage, pledge, lien, or other security interest upon its Membership Interest in Borrower; or (b) transfer its equity interest in Acadia Realty Acquisition III LLC or permit Acadia Realty Acquisition III LLC to transfer its Membership Interest in Borrower, in each case without the prior written consent of Administrative Agent and the Required Lenders.

11.15. Investor Withdrawal.  No Credit Party shall take any action which would permit any Investor to withdraw (unless a prepayment is made such that no Implicit Borrowing Base Deficit would occur as a result of such withdrawal) from any Credit Party in accordance with the Operating Agreement, Partnership Agreement, or the Stockholders Agreement, as applicable.

12. EVENTS OF DEFAULT

12.1. Events of Default.  An “Event of Default” shall exist if any one or more of the following events (herein collectively called “Events of Default”) shall occur and be continuing:

(a) (i) Borrower or any Qualified Borrower shall fail to pay when due any principal of the Obligations; or (ii) any Credit Party or any Qualified Borrower shall fail to pay when due any interest on the Obligations or any fee, expense, or other payment required hereunder, including, without limitation, payment of cash for deposit as cash collateral as required hereunder, and such failure under this clause (ii) shall continue for one (1) Business Day thereafter (except for the failure to pay the Obligations in full on the Maturity Date for which no notice shall be required and except for the failure to prepay any amount required under Section 2.1(d) hereof for which no additional notice shall be required);

(b) any representation or warranty made by any Credit Party or any Qualified Borrower under this Credit Agreement, or any of the other Loan Documents executed by either of them, or in any certificate or statement furnished or made to Lenders or any of them by any Credit Party or any Qualified Borrower pursuant hereto or in connection herewith or with the Loans, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

(c) default shall occur in the performance of any of the covenants or agreements contained herein (other than the covenants contained in Section 2.1(d) or Section 11), or of the covenants or agreements of any Credit Party or any Qualified Borrower contained in any other Loan Documents executed by such Person, and such default shall continue uncured to the satisfaction of Administrative Agent for a period of thirty (30) days after written notice thereof has been given by Administrative Agent to Borrower, unless it cannot be cured within thirty (30) days and provided the party is diligently proceeding to cure (provided that such thirty (30)-day cure period shall not apply respecting covenants of a Credit Party relating to notices to be given by a Credit Party, but a three (3)-day grace period shall apply);

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(d) default shall occur in the performance of the covenants or agreements of Borrower or any Qualified Borrower contained in Section 2.1(d) or Section 11;

(e) any of the Loan Documents executed by a Credit Party or any Qualified Borrower shall cease, in whole or in material part, to be legal, valid, binding agreements enforceable against the Credit Parties or such Qualified Borrower in accordance with the terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interest, rights, titles, interest, remedies, powers, or privileges intended to be created thereby;

(f) default shall occur in the payment of any recourse indebtedness or Guaranty Obligation of Borrower or Guarantor (other than the Obligations), in an aggregate amount greater than or equal to $10,000,000, and such default shall continue for more than the applicable period of grace, if any;

(g) any Credit Party shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets; (ii) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any Debtor Relief Laws; (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or (vi) take partnership or corporate action for the purpose of effecting any of the foregoing;

(h) a case or proceeding shall be commenced, without application or consent of any Credit Party, in any court, seeking an order for relief under the Bankruptcy Code, to adjudicate if bankrupt or insolvent or seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of any Credit Party, the appointment of a trustee, receiver, custodian, liquidator, assignee or sequestor (or similar official) for such Person or all or substantially all of the assets of such Person, or any similar action with respect to such Person under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed or in effect, for a period of sixty (60) consecutive days or results in the entering of an order for relief or any such adjudication or appointment

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(i) any final judgment(s) for the payment of money in excess of the sum of $5,000,000 in the aggregate shall be rendered against any Credit Party and such judgment or judgments remain unsatisfied for a period of sixty (60) days or would reasonably be expected to have a Material Adverse Effect, unless covered by insurance or unless being appealed and the applicable Credit Party or such Qualified Borrower has posted a bond or cash collateral;

(j) Managing Member shall cease to be the sole Managing Member of Borrower or Managing Member shall be removed as the Managing Member of Borrower;

(k) Managing Member shall repudiate, challenge, or declare unenforceable its obligation to make contributions to the capital of Borrower pursuant to its Capital Commitments or shall otherwise disaffirm the provisions of the Operating Agreement;

(l) there shall occur any change in the condition (financial or otherwise) of any Credit Party which, in the reasonable judgment of Administrative Agent, has a Material Adverse Effect (it being understood that the occurrence of Exclusion Events in respect of one or more Investors is not, in and of itself, an event constituting a Material Adverse Effect);

(m) Pledgor shall repudiate, challenge, or declare unenforceable its obligation to make contributions to the capital of Borrower pursuant to its Capital Commitments or shall otherwise disaffirm the provisions of the Operating Agreement or shall repudiate, challenge, declare unenforceable or default under its obligations under the Capital Contributions Pledge Agreement;

(n) the removal of the Managing Member pursuant to Section 10.2(a) of the Operating Agreement or the removal of the Acadia D.R. Management Inc. pursuant to Section 5.2 of the Stockholders Agreement;

(o) Guarantor shall repudiate, challenge declare unenforceable or default under its obligations under the Guaranty of Capital; or

(p) the Borrowing Base Deficit is greater than zero (0) and is not eliminated within one (1) Business Day.

12.2. Remedies Upon Event of Default.  If an Event of Default shall have occurred and be continuing, then Administrative Agent may, and, upon the direction of the Required Lenders, shall:  (a) suspend the Commitments of Lenders until such Event of Default is cured; (b) terminate the Commitment of Lenders hereunder; (c) declare the principal of, and all interest then accrued on, the Obligations to be forthwith due and payable (including the liability to fund the Letter of Credit Liability pursuant to Section 2.5(g) hereof), whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind all of which each of Borrower, each Qualified Borrower and each other Credit Party hereby expressly waives, anything contained herein or in any other Loan Document to the contrary notwithstanding; (d) require that the Borrower Parties Cash Collateralize the Letter of Credit Liability; (e) exercise any right, privilege, or power set forth in Section 5.2 hereof, including, but not limited to, the initiation of Capital Call Notices of the Capital Commitments; or (f) without notice of default or demand, pursue and enforce any of Administrative Agent’s or Lenders’ rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Section 12.1(g) or 12.1(h) hereof shall occur, the principal of, and all interest on, the Obligations shall thereupon become due and payable concurrently therewith, without any further action by Administrative Agent or Lenders, or any of them, and without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind, all of which each of Borrower, each Qualified Borrower and Guarantor hereby expressly waives.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

12.3. Performance by Administrative Agent.  Should any Credit Party or any fail to perform any covenant, duty, or agreement contained herein or in any of the Loan Documents, and such failure continues beyond any applicable cure period, Administrative Agent may, but shall not be obligated to, perform or attempt to perform such covenant, duty, or agreement on behalf of such Person.  In such event, each Credit Party shall, at the request of Administrative Agent promptly pay any amount expended by Administrative Agent in such performance or attempted performance to Administrative Agent, together with interest thereon at the Default Rate from the date of such expenditure until paid.  Notwithstanding the foregoing, it is expressly understood that neither any of the Agents nor any of the other Secured Parties assume any liability or responsibility for the performance of any duties any Credit Party, or any related Person hereunder or under any of the Loan Documents or other control over the management and affairs of any Credit Party, or any related Person, nor by any such action shall any of the Agents or any of the other Secured Parties be deemed to create a partnership arrangement with any Credit Party or any related Person.

13. AGENCY PROVISIONS

13.1. Appointment and Authorization of Agents.

(a) Authority.  Each Lender (including any Person that is an assignee, participant, secured party or other transferee with respect to the interest of such Lender in any Principal Obligation or otherwise under this Credit Agreement) (collectively with such Lender, a “Lender Party”) hereby irrevocably appoints, designates and authorizes each Agent (other than a Managing Agent for a different Lender Group) to take such action on its behalf under the provisions of this Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms hereof and of the other Loan Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere herein and in any other Loan Documents, no Agent shall have any duties or responsibilities, except those expressly set forth herein and therein, nor shall any Agent have or be deemed to have any fiduciary relationship with any Lender Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Loan Documents or otherwise exist against any Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(b) Release of Collateral.  The Secured Parties irrevocably authorize Administrative Agent, at Administrative Agent’s option and in its discretion, to release any security interest in or Lien on any Collateral granted to or held by Administrative Agent: (i) upon termination of this Credit Agreement and the other Loan Documents, termination of the Commitments and all Letters of Credit (or the Cash Collateralization in full of all Letters of Credit), and payment in full of all Obligations, including all fees and indemnified costs and expenses that are then due and payable pursuant to the terms of the Loan Documents; and (ii) if approved by the requisite Lenders pursuant to the terms of Section 14.1.  Upon the request of Administrative Agent, the Lenders will confirm in writing Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 13.1(b).

(c) Limitation on Beneficiaries.  The provisions of Sections 13.1 through 13.8 and Section 13.10 are solely for the benefit of the Administrative Agent, the Lenders, the Letter of Credit Issuer and the other Secured Parties, and no Credit Party shall have rights as a third party beneficiary of any of such provisions.

13.2. Delegation of Duties.  Each Agent may execute any of its duties under this Credit Agreement or under the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of legal counsel, accountants, and other professionals concerning all matters pertaining to such duties.  No Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

13.3. Exculpatory Provisions.  No Agent-Related Person shall be liable for any action taken or omitted to be taken by it under or in connection herewith or in connection with any of the other Loan Documents or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Loan Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for therein, or received by such Agent under or in connection herewith or in connection with the other Loan Documents, or enforceability or sufficiency of this Credit Agreement of any of the other Loan Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be responsible to any Lender to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or in the other Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Potential Default or Event of Default or to inspect the properties, books or records of the Credit Parties.  The Agents are not trustees for the Lenders and owe no fiduciary duty to the Lender Groups.  Each Lender recognizes and agrees that Administrative Agent shall not be required to determine independently whether the conditions described in Sections 8.2(a) or 8.2(b) have been satisfied and, when Administrative Agent disburses funds to Borrower or a Qualified Borrower or the Letter of Credit Issuer causes Letters of Credit to be issued, it may rely fully upon statements contained in the relevant requests by a Borrower Party.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

13.4. Reliance on Communications.  The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or telephone message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without  limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Agents with reasonable care).  Each Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Administrative Agent in accordance with Section 14.12(b).  Each Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Loan Documents unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Loan Documents in accordance with a request of the Required Lenders (or to the extent specifically required, all of the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

13.5. Notice of Default.  No Agent shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Borrower Party referring to the Loan Document, describing such Potential Default or Event of Default and stating that such notice is a “notice of potential default or event of default.”  Each Agent will notify the Lenders of its receipt of any such notice, and Administrative Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the requisite Lenders and as is permitted by the Loan Documents; provided, however, that unless and until the Administrative Agent shall have received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

13.6. Non-Reliance on Agents and Other Lenders.  Each Lender expressly acknowledges that no Agent-Related Person or Arranger nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent-Related Person or Arranger hereafter taken, including any consent to any acceptance of any assignment or review of the affairs of any Borrower Party or any of its Affiliates, shall be deemed to constitute any representation or warranty by the Agent-Related Person or Arranger to any Lender.  Each Lender, including any Lender by assignment, represents to each Agent and Arranger that it has, independently and without reliance upon any Agent-Related Person, any Arranger or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of each Credit Party (or its Affiliates) and all applicable bank regulatory laws related to the transactions contemplated hereby and made its own decision to make its Loans hereunder and enter into this Credit Agreement.  Each Lender also represents that it shall, independently and without reliance upon any Agent-Related Person, any Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of any Borrower Party (or its Affiliates).  Except for notices, reports and other documents expressly required to be furnished to the Lenders by Administrative Agent hereunder, neither any Agent nor any Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower Parties which may come into the possession of any Agent-Related Person or Arranger or any of their officers, directors, employees, agents, attorneys-in-fact or affiliates.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

13.7. Indemnification.  Whether or not the transactions contemplated hereby are consummated, the Alternate Lenders shall indemnify, upon demand, each Agent-Related Person (to the extent not reimbursed by a Borrower Party and without limiting the obligation of the Borrower Parties to do so), ratably in accordance with the applicable Alternate Lender’s respective Alternate Lender Pro Rata Share of its Lender Group’s Lender Group Percentage, and hold harmless each Agent-Related Person from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Obligations) be imposed on, incurred by or asserted against it in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by it under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction or related to another Lender Group’s Managing Agent; provided, further, that no action taken in accordance with the directions of the Required Lenders or all Lenders, as applicable, shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 13.7.  Without limitation of the foregoing, each Alternate Lender shall reimburse Administrative Agent, the Letter of Credit Issuer and its Managing Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower Parties.  The agreements in this Section 13.7 shall survive the termination of the Commitments, payment of all of the Obligations hereunder and under the other Loan Documents or any documents contemplated by or referred to herein or therein, as well as the resignation or replacement of any Agent.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

13.8. Agents in Their Individual Capacity.  Each Agent (and any successor acting as an Agent) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Credit Party (or any of its subsidiaries or Affiliates) as though such Agent were not an Agent or a Lender hereunder and without notice to or consent of the Lenders.  The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding the Credit Parties or their Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that such Agent shall be under no obligation to provide such information to them.  With respect to the Loans made and Letters of Credit issued and all obligations owing to it, an Agent acting in its individual capacity shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

13.9. Successor Agent.  Any Agent may, at any time, resign upon twenty (20) days written notice to the Lenders and the Credit Parties.  Upon any such resignation of the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent from any of the Alternate Lenders, in consultation with the Borrower.  If no successor agent is appointed prior to the effective date of the resignation of the applicable Agent, then the retiring Agent may appoint, after consulting with the Lenders and the Borrower, a successor Agent from any of the Alternate Lenders.  Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall thereupon succeed to all the rights, powers and duties of the retiring Agent, and shall assume the duties and obligations of such retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Credit Agreement and the other Loan Documents.  After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 13.9 and Sections 14.3 and 13.8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Credit Agreement.  If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the applicable Alternate Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

13.10. No Other Duties, Etc.  Anything herein to the contrary notwithstanding, no Agent shall have any powers, duties or responsibilities under this Credit Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Administrative Agent, a Lender or the Letter of Credit Issuer hereunder.

13.11. Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Liability shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Credit Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise:

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Liability and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Secured Party, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent hereunder.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Secured Party or to authorize Administrative Agent to vote in respect of the claim of any Secured Party in any such proceeding.

14. MISCELLANEOUS

14.1. Amendments.  Neither this Credit Agreement nor any other Loan Document, nor any of the terms hereof or thereof, may be amended, waived, discharged or terminated, unless such amendment, waiver, discharge, or termination is in writing and signed by Administrative Agent, based upon the approval of the appropriate number of Lenders required hereunder, or such Lenders, on the one hand, and the Credit Parties, on the other hand; and, if the rights or duties of an Agent are affected thereby, by such Agent, provided that no such amendment, waiver, discharge, or termination shall, without the consent of:

(a) each Lender affected thereby:

(i) reduce or increase the amount or alter the term of the Commitment of such Lender, or alter the provisions relating to any fees (or any other payments) payable to such Lender;

(ii) extend the time for payment for the principal of or interest on the Obligations, or fees or costs, or reduce the principal amount of the Obligations (except as a result of the application of payments or prepayments), or reduce the rate of interest borne by the Obligations (other than as a result of waiving the applicability of the Default Rate), or otherwise affect the terms of payment of the principal of or any interest on the Obligations or fees or costs hereunder;

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iii) release any Liens granted under the Collateral Documents, except as otherwise contemplated herein or therein, and except in connection with the transfer of interests in a Credit Party permitted hereunder or in any other Loan Documents;

(iv) release the Guaranty granted pursuant to the Guaranty of Capital or limit or otherwise modify the liability of Guarantor under any of the Loan Documents; and

(v) extend the Stated Maturity Date or Maturity Date;

(b) all Lenders:

(i) permit the cancellation, excuse or reduction of the Capital Commitment of any Included Investor or Designated Investor;

(ii) amend the definitions of (A) “Applicable Requirement”; (B) “Available Loan Amount”; (C) “Eligible Available Contributions of the Designated Investors”; (D) “Eligible Available Contributions of the Included Investors”; (E) “Included Investor”; (F) “Inclusion Percentage”; (G) “Designated Investor”; (H) “Unfunded Capital Commitment”; (I) “Borrowing Base”; or (J) “Exclusion Event”;

(iii) change the percentages specified in the definition of Required Lenders or any other provision hereof specifying the number or percentage of Lenders which are required to amend, waive or modify any rights hereunder or otherwise make any determination or grant any consent hereunder;

(iv) consent to the assignment or transfer by a Credit Party of any of their respective rights and obligations under (or in respect of) the Loan Documents; or

(v) amend, waive or in any way modify or suspend any provision requiring the pro rata application of payments of the Obligations to Lenders; or

(vi) amend the terms of this Section 14.1.

Administrative Agent agrees that it will promptly notify the Managing Agents (who will in turn promptly notify the Lenders in its Lender Group) of any proposed modification or amendment to any Loan Document, and deliver drafts of any such proposed modification or amendment to the Managing Agents (who will in turn promptly deliver to the Lenders in its Lender Group), prior to the effectiveness of such proposed modification or amendment.  Notwithstanding the above:  (A) no provisions of Section 13 may be amended or modified without the consent of Administrative Agent; (B) no provisions of Section 2.5 may be amended or modified without the consent of the Letter of Credit Issuer; and (C) Sections 10 and 11 specify the requirements for waivers of the affirmative covenants and negative covenants listed therein, and any amendment to any provision of Section 10 or Section 11 shall require the consent of the Lenders that are specified therein as required for a waiver thereof.  Any amendment, waiver or consent not specifically addressed in this Section 14.1 or otherwise shall be subject to the approval of Required Lenders.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above and in Section 11: (1) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein; (2) the Required Lenders may consent to allow a Borrower Party to use cash collateral in the context of a bankruptcy or insolvency proceeding; and (3) Administrative Agent may, in its sole discretion, agree to the modification or waiver of any of the other terms of this Credit Agreement or any other Loan Document or consent to any action or failure to act by any Credit Party, if such modification, waiver, or consent is of an administrative nature.

If Administrative Agent shall request the consent of any Lender to any amendment, change, waiver, discharge, termination, consent or exercise of rights covered by this Credit Agreement, and not receive such consent or denial thereof in writing within ten (10) Business Days of the making of such request by Administrative Agent, as the case may be, such Lender shall be deemed to have given its consent to the request.

14.2. Setoff.  In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to any Credit Party or any other obligor, any such notice being waived by each Credit Party (on its own behalf and on behalf of each obligor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Credit Party against any and all of the Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not Administrative Agent or such Lender shall have made demand under this Credit Agreement or any other Loan Document and although such Obligations may be contingent or unmatured.  Each Lender agrees promptly to notify the applicable Credit Party and Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

14.3. Sharing of Payments.  If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it or the participations in Letters of Credit held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, the receipt of any proceeds from a Capital Call or the exercise of any remedies under any Collateral Documents, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately: (a) notify Administrative Agent of such fact; and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in Letters of Credit held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such of Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of: (i) the amount that such paying Lender’s required repayment bears to; (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  Each Credit Party agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but subject to Section 14.2) with respect to such participation as fully as if such Lender were the direct creditor of the Credit Parties in the amount of such participation.  Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 14.3 and will in each case notify the Lenders following any such purchases or repayments.  Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Credit Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.  To the extent required to implement the sharing of payments under this Section 14.3, each Lender hereby authorizes and directs Administrative Agent to distribute any proceeds from Capital Calls or proceeds from the exercise of remedies under the Collateral Documents held by Administrative Agent to Lenders consistent with the terms of this Section 14.3.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.4. Payments Set Aside.  To the extent that any Credit Party makes a payment to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then: (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Alternate Lender severally agrees to pay to Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

14.5. Waiver.  No failure to exercise, and no delay in exercising, on the part of Administrative Agent or Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right.  The rights and remedies of the Agents and Lenders hereunder and under the Loan Documents shall be in addition to all other rights provided by law.  No modification or waiver of any provision of this Credit Agreement, the Notes or any of the other Loan Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved.  No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.  Subject to the terms of this Credit Agreement, including Section 14.1, Administrative Agent acting on behalf of all Lenders (pursuant to the terms hereof), and the Credit Parties may from time to time enter into agreements amending or changing any provision of this Credit Agreement or the rights of Lenders or the Credit Parties hereunder, or may grant waivers or consents to a departure from the due performance of the obligations of the Credit Parties hereunder, any such agreement, waiver or consent made with such written consent of Administrative Agent being effective to bind all Lenders.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.6. Payment of Expenses.

(a) Borrower agrees to pay (within ten (10) days after the receipt of written notice from Administrative Agent) all out-of-pocket costs and expenses of Administrative Agent (including without limitation Attorney Costs) reasonably incurred by it in connection with the negotiation, preparation, execution and delivery of this Credit Agreement, the Notes, and the other Loan Documents and any and all amendments, modifications and supplements thereof or thereto, and, subject to no gross negligence or willful misconduct on the part of the Lenders, all out-of-pocket costs and expenses of Administrative Agent and the Secured Parties (including, without limitation, the Attorney Costs of Administrative Agent’s and the Secured Parties’ legal counsel) reasonably incurred by them in connection with the preservation, enforcement and modification of, and Administrative Agent’s and the Secured Parties’ rights under, this Credit Agreement, the Notes, and the other Loan Documents.

(b) Borrower agrees to indemnify Administrative Agent and each of Lenders and their respective directors, officers, employees, attorneys and agents (each such Person, including without limitation Administrative Agent and each of the Secured Parties, being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, actions, judgments, suits, disbursements, penalties, damages (other than consequential damages), liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of:

(i) the execution and delivery of this Credit Agreement or any other Loan Document or any agreement or instrument contemplated thereby,

(ii) the use or misuse of the proceeds of the Loans,

(iii) the fraudulent actions or misrepresentations of any Credit Party or its Affiliates in connection with the transactions contemplated by this Credit Agreement and the other Loan Documents,

(iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or

(v) any claim, litigation, investigation or proceeding relating to the Investor Documents, whether or not any Indemnitee is a party thereto;

provided, however, that such indemnity shall not, with respect to a particular Indemnitee, apply to any such losses, claims, actions, judgments, suits, disbursements, penalties, damages, liabilities or related expenses to the extent arising from gross negligence or willful misconduct of such Indemnitee.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(c) Borrower will indemnify Administrative Agent and each of the Lenders against any costs or losses actually incurred as a result of any voluntary or involuntary prepayments of any Loans on any date which is not a Settlement Date under the Credit Agreement and against any increased costs or reduced return due to changes in applicable regulations regarding withholding taxes, reserves, capital adequacy, or other similar regulations.

(d) In addition to and without limiting the foregoing, the Credit Parties hereby indemnify and hold the Indemnitees harmless from and against, and agree to reimburse any Indemnitee on demand for, and agree to defend the Indemnitees against, any and all Environmental Damages (as hereinafter defined), incurred by Administrative Agent or a Lender. Without Limitation, the Foregoing Indemnity Shall Apply to Each Indemnitee with Respect to Environmental Damages Which in Whole or in Part Are Caused by or Arise out of the Negligence of Such (Or Any Other) Indemnitee.  However, Such Indemnity Shall Not Apply to a Particular Indemnitee to the Extent That the Subject of the Indemnification Is Caused by or Arises out of the Gross Negligence or Willful Misconduct of That Particular Indemnitee.

The term “Environmental Damages” means all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including reasonable fees, costs and expenses of attorneys, consultants, contractors, experts and laboratories), of any and every kind or character, contingent or otherwise, matured or unmatured, known or unknown, direct or indirect, foreseeable or unforeseeable, made, incurred, suffered or brought at any time and from time to time and arising in whole or in part from:

(i) The presence of any Hazardous Material on any Property, or any escape, seepage, leakage, spillage, emission, release, discharge or disposal of any Hazardous Material on or from any Property, or the migration or release or threatened migration or release of any Hazardous Material to, from or through any Property; or

(ii) Any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Material by Borrower, or any party for whose actions Borrower is liable or in connection with any Property; or

(iii) The breach of any representation, warranty, covenant or agreement contained in Section 9.16 (to the extent such breach relates to Environmental Requirements), Section 9.18 or Section 10.8 (to the extent such breach relates to Environmental Requirements), or Section 11.8 of this Credit Agreement; or

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(iv) Any violation of any Environmental Requirement, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or

(v) Any Environmental Liability with respect to any Property, or the filing or imposition of any Environmental Lien against any Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in subsections (i) through (iv) preceding.

(d)           The provisions of this Section 14.6 shall remain operative and in full force and effect regardless of the termination or expiration of the Availability Period, this Credit Agreement, or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of the Loans, the occurrence of the Maturity Date, the invalidity, illegality, or unenforceability of any term or provision of this Credit Agreement or any other Loan Document, or any investigation made by or on behalf of Lenders.  All amounts due under this Section 14.6 shall be payable promptly on written demand therefor.

14.7. Notice.  Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be deemed to be effective:  (a) if by hand delivery, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address or fax numbers specified below; (b) if by mail, on the day which it is received after being deposited, postage prepaid, in the United States registered or certified mail, return receipt requested, addressed to such party at the address specified below; or (c) if by FedEx or other reputable express mail service, on the next Business Day following the delivery to such express mail service, addressed to such party at the address set forth below; or (d) if by telephone, on the day and at the time reciprocal communication (i.e., direct communication between two or more persons, which shall not include voice mail messages) with one of the individuals named below occurs during a call to the telephone number or numbers indicated for such party below:

If to Borrower, Managing Member, Guarantor or Pledgor:

c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention:  Robert Masters, Esq.

If to Administrative Agent:

Bank of America, N.A., as Administrative Agent
NC1-027-19-01
214 North Tryon Street
Charlotte, North Carolina 28255
Attention:    Dan Hattendorf
Telephone:  (704) 388-3113
Facsimile:   (704) 388-9211

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Acadia Strategic Opportunity Fund III LLC

With a copy to:

Bank of America, N.A., as Administrative Agent
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention:   Brian Williams
Telephone:  (704) 683-4747
Telecopy:   (704) 968-1215

If to Lenders:

At the address and numbers set forth on Schedule 14.7.

Any party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 14.7.  With respect to any notice received by Administrative Agent from any Credit Party or any Investor not otherwise addressed herein, Administrative Agent shall notify Lenders promptly of the receipt of such notice, and shall provide copies thereof to Lenders.  When determining the prior days notice required for any Loan Notice, Request for Letter of Credit, or other notice to be provided by a Credit Party, any Qualified Borrower or an Investor hereunder, the day the notice is delivered to Administrative Agent (or such other applicable Person) shall not be counted, but the day of the related Borrowing, issuance of Letter of Credit, or other relevant action shall be counted.

14.8. GOVERNING LAW.  PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW,  THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THAT MIGHT OTHERWISE APPLY, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THE COLLATERAL DOCUMENTS, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS CREDIT AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

14.9. Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury.  Any suit, action or proceeding against any Credit Party with respect to this Credit Agreement, the Notes or the other Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, pursuant to Section 5-1402 of the New York General Obligations Law, as Lenders in their sole discretion may elect and each Credit Party hereby irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding.  Each Credit Party hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Administrative Agent by registered or certified mail, postage prepaid, to the applicable address set forth in Section 14.7.  Each Credit Party hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement or the Notes brought in the courts located in the State of New York, Borough of Manhattan in New York City, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.10. Invalid Provisions.  If any provision of this Credit Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Credit Agreement, such provision shall be fully severable and this Credit Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Credit Agreement, and the remaining provisions of this Credit Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Credit Agreement, unless such continued effectiveness of this Credit Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.  If any provision of this Credit Agreement shall conflict with or be inconsistent with any provision of any of the other Loan Documents, then the terms, conditions and provisions of this Credit Agreement shall prevail.

14.11. Entirety and Amendments.  The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, and this Credit Agreement and the other Loan Documents may be amended only by an instrument in writing executed by the parties hereto in accordance with the terms hereof.

14.12. Successors and Assigns.

(a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Credit Parties nor any Qualified Borrower may assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except: (i) to an Eligible Assignee in accordance with the provisions of clause (b) of this Section 14.12; (ii) by way of participation in accordance with the provisions of clause (f) of this Section 14.12; or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (h) of this Section 14.12 (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (f) of this Section 14.12, and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(b) Any Lender may at any time assign to one or more Eligible Assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this clause (b), participations in Letter of Credit Liability) at the time owing to it); provided that: (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date, shall not be less than $2,500,000, and, after such assignment, no Lender shall hold a Commitment of less than $5,000,000; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned; (iii) any assignment of a Commitment must be approved by Administrative Agent, the Letter of Credit Issuer, and, unless an Event of Default exists and is continuing, Borrower (such approval, in each case, not to be unreasonably withheld or delayed), unless the Person that is the proposed assignee is itself a Program Support Provider or a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); (iv) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee as set forth on Schedule 14.12(b) (except in the case of a transfer at the demand of Borrower under Section 14.12 hereof, in which case either Borrower or the transferee Lender shall pay such fee); and (v) each assignment made as a result of a demand by Borrower under Section 14.12 hereof shall be arranged by Borrower after consultation with Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Credit Agreement or an assignment of a portion of such rights and obligations made concurrently with another assignment or assignments that together constitute an assignment of all of the rights and obligations of the assigning Lender.  Subject to acceptance and recording thereof by Administrative Agent pursuant to clause (e) of this Section 14.12, from and after the effective date specified in each Assignment and Assumption Agreement, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.1, 4.4, 4.5 and 14.6 with respect to facts and circumstances occurring prior to the effective date of such assignment).  Upon request, each applicable Borrower Party (at its expense) shall execute and deliver a Note to the Managing Agent of the assignee, and the applicable existing Note or Notes shall be returned to the applicable Borrower Party.  Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (f) of this Section 14.12.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(c) Without limiting the foregoing, a Conduit Lender may, from time to time, with prior or concurrent notice to Borrower and the Administrative Agent, in one transaction or a series of transactions, assign all or a portion of its interest in the Principal Obligation and its rights and obligations under this Agreement and any other Loan Documents to which it is a party to a Conduit Assignee.  Upon and to the extent of such assignment by the Conduit Lender to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of the Principal Obligation, (ii) the related administrator for such Conduit Assignee will act as the Administrator for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the Administrator hereunder or under the other Loan Documents, (iii) such Conduit Assignee (and any related commercial paper issuer, if such Conduit Assignee does not itself issue commercial paper) and their respective Program Support Provider(s) and other related parties shall have the benefit of all the rights and protections provided to the Conduit Lender and its Program Support Provider(s) herein and in the other Loan Documents (including any limitation on recourse against such Conduit Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the Conduit Lender’s obligations, if any, hereunder or any other Loan Document, and the Conduit Lender shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Conduit Lender and such Conduit Assignee shall be several and not joint, (v) all distributions in respect of the Principal Obligation assigned shall be made to the applicable Managing Agent, on behalf of the Conduit Lender and such Conduit Assignee on a pro rata basis according to their respective interests, (vi) the definition of the term “CP Rate” with respect to the portion of the Principal Obligation funded with commercial paper issued by the Conduit Lender from time to time shall be determined in the manner set forth in the definition of “CP Rate” applicable to the Conduit Lender on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (or the related commercial paper issuer, if such Conduit Assignee does not itself issue commercial paper) rather than the Conduit Lender, (vii) the defined terms and other terms and provisions of this Credit Agreement and the other Loan Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Managing Agent or Administrator with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Managing Agent or such Administrator may reasonably request to evidence and give effect to the foregoing.  No assignment by the Conduit Lender to a Conduit Assignee of all or any portion of its interest in the Principal Obligation shall in any way diminish the related Alternate Lenders’ obligation under Section 2.3 to fund any Loan not funded by the Conduit Lender or such Conduit Assignee or to acquire from the Conduit Lender or such Conduit Assignee all or any portion of its interest in the Principal Obligation pursuant to Section 7.1.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(d) In the event that a Conduit Lender makes an assignment to a Conduit Assignee in accordance with clause (c) above, the related Alternate Lenders: (i) if requested by the related Administrator, shall terminate their participation in the applicable Program Support Agreement to the extent of such assignment, (ii) if requested by the related Administrator, shall execute (either directly or through a participation agreement, as determined by such Administrator) the program support agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement entered into by such Alternate Lender with respect to the applicable Program Support Agreement (or which shall be otherwise reasonably satisfactory to the related Administrator), (iii) if requested by such Conduit Lender, shall enter into such agreements as requested by the Conduit Lender pursuant to which they shall be obligated to provide funding to such Conduit Assignee on the same terms and conditions as is provided for in this Agreement in respect of such Conduit Lender (or which agreements shall be otherwise reasonably satisfactory to Borrower and such Conduit Lender), and (iv) shall take such actions as the Administrator shall reasonably request in connection therewith.

(e) Administrative Agent, acting solely for this purpose as an agent of the Credit Parties, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and Letter of Credit Liability owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and each Credit Party, Administrative Agent, Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement.  The Register shall be available for inspection and copying by the Credit Parties, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Upon the consummation of any assignment in accordance with this Section 14.12, Schedule 14.12(b) shall automatically be deemed amended (to the extent required) by Administrative Agent to reflect the name and address of the applicable Assignee.

(f) Any Lender may at any time, without the consent of, or notice to, any Credit Party or Administrative Agent, sell participations to any Person (other than a natural person or any Credit Party or any Affiliate thereof) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Liability) owing to it); provided that: (i) such Lender’s obligations under this Credit Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) each Credit Party, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 14.1(a), 14.1(b)(ii) or 14.1(b)(v) that directly affects such Participant.  Subject to clause (g) of this Section 14.12, each Borrower Party agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.4 and 4.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 14.12.  To the extent permitted by law, each Participant also shall be entitled to the benefits of the right of setoff under application law as though it were a Lender, provided such Participant agrees to be subject to Sections 14.2 and 14.3 as though it were a Lender.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

(g) A Participant shall not be entitled to receive any greater payment under Sections 4.1 or 4.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent.

(h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(i) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to clause (b) above, Bank of America may, upon thirty (30) days’ notice to the Borrower Parties and the Lenders, resign as Administrative Agent and Letter of Credit Issuer.  In the event of any such resignation, Lenders shall appoint from among the Lenders a successor Administrative Agent and Letter of Credit Issuer hereunder (subject, except when an Event of Default exists, to the consent of Borrower, not to be unreasonably withheld); provided, however, that no failure by Lenders to appoint any such successor shall affect the resignation of Bank of America as Letter of Credit Issuer and Administrative Agent.  If Bank of America resigns as Letter of Credit Issuer and Administrative Agent, it shall retain all the rights and obligations of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Letter of Credit Issuer and all Letter of Credit Liability with respect thereto (including the right to require the Lenders to fund payment of any amount drawn under a Letter of Credit issued by Bank of America as Letter of Credit Issuer hereunder.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.13. Lender Default.  If for any reason any Lender shall fail or refuse to abide by its obligations hereunder, and such Lender shall not have cured such failure or refusal within five (5) Business Days of its occurrence (a “Lender Default”), then, in addition to the rights and remedies that may be available to Administrative Agent, Lenders, or any Borrower Party at law or in equity, such Lender’s right to vote on matters related to this Credit Agreement, and to participate in the administration of the Loans, the Letters of Credit, and this Credit Agreement, shall be suspended.  Administrative Agent shall have the right, but not the obligation, in its sole discretion, to acquire at par all of such Lender’s Commitment, including its Pro Rata Share in the Obligations under this Credit Agreement.  In the event that Administrative Agent does not exercise its right to so acquire all of such Lender’s interests, then each Lender that is not a Defaulting Alternate Lender (each, a “Current Party”) shall then, thereupon, have the right, but not the obligation, in its sole discretion to acquire at par (or if more than one Current Party exercises such right, each Current Party shall have the right to acquire, pro rata) such Lender’s Commitment, including its Pro Rata Share in the outstanding Obligations under this Credit Agreement.

14.14. Replacement of Lender.  Following a demand by an Alternate Lender for payment of any amounts under Section 4.1 or 4.3, or if any Alternate Lender is a Defaulting Alternate Lender (in either case, an “Affected Lender”), Borrower may elect to replace such Affected Lender as an Alternate Lender party to this Credit Agreement with an Eligible Assignee procured by Borrower, provided that no Potential Default nor Event of Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement such Eligible Assignee shall agree to purchase for cash the Loans and other Obligations due to the Affected Lender pursuant to an Assignment and Assumption Agreement and to become an Alternate Lender for all purposes under this Credit Agreement and to assume all obligations of the Affected Lender to be terminated as of such date.  Any such Affected Lender shall assign its rights and interests hereunder, such assignment to be effected in compliance with the requirements of Section 14.12(b) hereof.  In the event that such an assignment occurs, the Eligible Assignee (i) if requested by the applicable Administrator, shall execute (either directly or through a participation agreement, as determined by the Administrator) a Program Support Agreement related to the applicable Conduit Lender, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement by the assigning Alternate Lender with respect to the applicable Program Support Agreement (or which shall be otherwise reasonably satisfactory to the applicable Administrator), and (ii) shall take such actions as the Agents shall reasonably request in connection therewith.

14.15. Maximum Interest.  Regardless of any provision contained in any of the Loan Documents, Lenders shall never be entitled to receive, collect or apply as interest on the Obligations any amount in excess of the Maximum Rate, and, in the event that Lenders ever receive, collect or apply as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligations is paid in full, any remaining excess shall forthwith be paid to the applicable Borrower Party.  In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, each Borrower Party and Lenders shall, to the maximum extent permitted under applicable law: (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate does not exceed the Maximum Rate; provided that, if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Lenders shall refund to the applicable Borrower Party the amount of such excess or credit the amount of such excess against the principal amount of the Obligations and, in such event, Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.  As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Loan Documents shall be governed by such new law as of its effective date.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.16. Headings.  Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement.

14.17. Survival.  All representations and warranties made by the Credit Parties and the Qualified Borrowers herein shall survive delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit.

14.18. Integration.  This Credit Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Credit Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Credit Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Credit Agreement.

14.19. Limited Liability of Investors.  Except with respect to any expenses and losses arising from any Credit Party’s intentional misrepresentation hereunder, fraud or willful misapplication of proceeds in contravention of this Credit Agreement, for which there shall be full recourse to such Credit Party, none of the Investors, including the Managing Member, shall have any personal, partnership, corporate or trust liability for the payment or performance of the Obligations.  Nothing contained in this Section 14.19 or in any of the other provisions of the Loan Documents shall be construed to limit, restrict, or impede the obligations, the liabilities, and indebtedness of Borrower, or of any Investor to make its Capital Contributions to Borrower, Managing Member, Guarantor or Pledgor, in accordance with the terms of the Operating Agreement, Partnership Agreement or the Stockholders Agreement, as applicable, or pursuant to the terms of such Investor’s Investor Letter.  Nothing contained in this Section 14.19 shall be deemed to expressly or implicitly limit or modify the liability of each Qualified Borrower to Lenders under the Qualified Borrower Notes; provided, however, that such liability shall not extend beyond such Qualified Borrower and its properties and assets.  Notwithstanding anything contained in this Section 14.19, the payment and performance of the Obligations shall be fully recourse to each Borrower Party and the payment and performance of the Guaranteed Obligations shall be fully recourse to the Guarantor and, in each case, their properties and assets.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.20. Confidentiality.  Administrative Agent, each Managing Agent, each Administrator and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed: (a) to its and its Affiliates’ respective partners, directors, officers, employees, representatives, advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and to use such Information only in connection with this facility); (b) to the extent requested by any regulatory authority; (c) to the extent  required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 13.21, to: (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement; or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Borrower Parties; (g) with the consent of the applicable Borrower; (h) to the extent such Information: (x) becomes publicly available other than as a result of a breach of this Section 14.20 or (y) becomes available to Administrative Agent, any Managing Agent, any Administrator or any Lender on a nonconfidential basis from a source other than a Credit Party; or (i) to the National Association of Insurance Commissioners or any other similar organization or any rating agency, Commercial Paper dealer, provider of credit enhancement or liquidity to such Conduit Lender or any Person providing financing to, or holding equity interest in, such Conduit Lender, any Program Support Provider, any Conduit Collateral Agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that such recipient has been advised of the confidential nature of such information and agrees to be bound by the provisions of this Section 14.20.  For the purposes of this Section 14.20, “Information” means all information received from any Credit Party, other than any such information that is available to Administrative Agent, any Managing Agent, any Administrator or any Lender on a nonconfidential basis prior to disclosure by such Person; provided that, in the case of information received from any Credit Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section 14.20 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.  Administrative Agent, Arranger, each Lender and Agent agrees not to disclose the identity of the Investors in connection with any public disclosure of the transaction contemplated hereby, such as in tombstones or marketing materials.

14.21. USA PATRIOT Act Notice.  Each Lender and each Agent (for itself and not on behalf of any Lender) hereby notifies the Credit Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow such Lender or Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

14.22. Multiple Counterparts.  This Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Credit Agreement by signing any such counterpart.

14.23. No Bankruptcy Petition Against any Conduit Lender.  Each Credit Party hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other rated indebtedness of a Conduit Lender, it will not institute against, or encourage, cooperate with or join any other Person in instituting against, such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the law of the United States or any state of the United States.  The provisions of this Section 14.23 shall survive the termination of this Credit Agreement.

14.24. No Recourse Against any Conduit Lender.  Notwithstanding anything to the contrary contained in this Credit Agreement, the obligations of each Conduit Lender under this Credit Agreement and all other Loan Documents are solely the corporate obligations of such Conduit Lender and shall be payable solely to the extent of funds received by such Conduit Lender from the Credit Parties in accordance herewith or from any party to any Loan Document in accordance with the terms thereof in excess of funds necessary to pay such Conduit Lender’s matured and maturing Commercial Paper or other rated indebtedness and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Conduit Lender but shall continue to accrue.  The payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any party to this Credit Agreement or any other Loan Document against a Conduit Lender shall be subordinated to the payment in full of all of such Conduit Lender’s Commercial Paper and other rated indebtedness.  No recourse under or with respect to any obligation, covenant or agreement of any Conduit Lender as contained in this Credit Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any manager or administrator of such Person or any incorporator, stockholder, member, officer, employee or director of such Person or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise.

Remainder of Page Intentionally Left Blank
Signature Pages Follow.

Revolving Credit Agreement
Acadia Strategic Opportunity Fund III LLC

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III LLC,
a Delaware limited liability company

By:	/s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MANAGING MEMBER:

ACADIA REALTY ACQUISITION III LLC,
a Delaware limited liability company

By:	/s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

PLEDGOR:

ACADIA INVESTORS III, INC.,
a Maryland corporation

By:	/s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

GUARANTOR:

ACADIA REALTY LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	ACADIA REALTY TRUST,
its General Partner

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

Signature Page to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

Signature Page to Revolving Credit Agreement

MANAGING AGENT AND ADMINISTRATOR:

BANK OF AMERICA, N.A., as Managing Agent for the YC SUSI Lender Group and as Administrator for YC SUSI Trust

By: /s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

Signature Page to Revolving Credit Agreement

LENDERS:

BANK OF AMERICA, N.A.,
as an Alternate Lender for the YC SUSI Lender Group

By: /s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

Signature Page to Revolving Credit Agreement

YC SUSI TRUST, as Conduit Lender

By: /s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

Signature Page to Revolving Credit Agreement

Schedule 1.1

Commitments

Alternate Lender	Commitment
Bank of America, N.A.	$75,000,000

Schedule to Revolving Credit Agreement

Schedule 14.7

Addresses

Bank of America

Bank of America, N.A., as Administrative Agent
NC1-027-19-01
214 North Tryon Street
Charlotte, North Carolina 28255
Attention:    Dan Hattendorf
Telephone:  (704) 388-3113
Facsimile:   (704) 388-9211

With copy to:

Bank of America, N.A., as Administrative Agent
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention:                      Brian Williams
Telephone:                    (704) 683-4747
Telecopy:                      (704) 968-1215

YC SUSI Trust

YC SUSI Trust
c/o Bank of America, N.A.
NC1-027-19-01
214 North Tryon Street
Charlotte, North Carolina 28255
Attention:    Dan Hattendorf
Telephone:  (704) 388-3113
Facsimile:   (704) 388-9211

With copy to:

YC SUSI Trust
c/o Bank of America, N.A.
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention:                      Brian Williams
Telephone:                     (704) 683-4747
Telecopy:                       (704) 968-1215

Schedule to Revolving Credit Agreement

Schedule 14.12(b)

Processing and Recordation Fees

The Administrative Agent will charge the applicable Lenders a processing and recordation fee (an “Assignment Fee”) in the amount of $2,500 for each assignment; provided, however, that in the event of two or more concurrent assignments to members of the same Assignee Group (which may be effected by a suballocation of an assigned amount among members of such Assignee Group) or two or more concurrent assignments by members of the same Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group), the Assignment Fee will be $2,500 plus the amount set forth below:

Transaction	Assignment Fee

First four concurrent assignments or suballocations to members of an Assignee Group (or from members of an Assignee Group, as applicable)	-0-
Each additional concurrent assignment or suballocation to a member of such Assignee Group (or from a member of such Assignee Group, as applicable)	$500

Schedule to Revolving Credit Agreement

EXHIBIT A
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto
SCHEDULE OF INVESTORS AND COMMITMENTS
(as of October 10, 2007)

[See Attached Spreadsheet]

Exhibit A

ACADIA STRATEGIC OPPORTUNITY FUND III, L.P.
BORROWING BASE CERTIFICATE
YC SUSI TRUST

CURRENT REPORTING MONTH END

Total Unfunded Commitments	$	494,500,000
BORROWING BASE		
Eligible Available Contributions of the Included Investors	$	276,020,010
Eligible Available Contributions of the Designated Investors	$	21,889,043
Borrowing Base	$	297,909,053
Maximum Commitment	$	300,000,000
Availability Commitment	$	297,909,053
EXISTING OUTSTANDINGS UNDER FACILITY	$	-
EXISTING L/C UNDER FACILITY	$	-
Available Loan Amount	$	297,909,053
NEW / INCREMENTAL LOAN REQUEST	$	-
NEW / INCREMENTAL LETTER OF CREDIT ISSUANCE	$	-
Borrowing Request	$	-
Available Loan Amount After Borrowing	$	297,909,053
Compliance with L/C Sublimit (75% of Facility Limit)		YES
Borrowing Base Compliance (before loan request)		YES
Borrowing Base Compliance (after loan request)		YES

Capital Calls	Amount Called	Date
1	$3,000,000	
2	$2,500,000	
3		
4		
5		
6		
7		
8		
9		
10		
Total	$5,500,000	
As a % of Fund Size	1.1%	

Acadia Strategic Opportunity Fund III, L.P.
Borrowing Certificate

	Investor	Total Capital Commitment at Closing	% of Total Commitments	Senior Unsecured Ratings		Contributions Called to Date	Unfunded Capital Commitment	Excess Concentration %	Excess Concentration	Eligible Contribution	Advance Rate	Availability
	Rated Included Investors			Moody's	S&P							
1	Yale University (including Glacier II)	$ 110,000,000	22.0%	Aaa	AAA	$ 1,210,000	$ 108,790,000	17%	$ 24,725,000	$ 84,065,000	90.0%	$ 75,658,500
2	Stanford University	$ 60,100,000	12.0%	Aaa	AAA	$ 661,100	$ 59,438,900	15%	$ -	$ 59,438,900	90.0%	$ 53,495,010
3	University of Michigan	$ 20,000,000	4.0%	Aa1	AA+	$ 220,000	$ 19,780,000	15%	$ -	$ 19,780,000	90.0%	$ 17,802,000
4	Vanderbilt University	$ 10,000,000	2.0%	Aa2	AA	$ 110,000	$ 9,890,000	15%	$ -	$ 9,890,000	90.0%	$ 8,901,000
5	University of Pennsylvania	$ 20,000,000	4.0%	Aa3	AA	$ 220,000	$ 19,780,000	15%	$ -	$ 19,780,000	90.0%	$ 17,802,000
	Rated Included Investors	$ 220,100,000	44.0%			$ 2,421,100	$ 217,678,900		$ 24,725,000	$ 192,953,900		$ 173,658,510
	Non-Rated Included Investors											
6	Gordon E. & Betty I. Moore Foundation	$ 40,000,000	8.0%			$ 440,000	$ 39,560,000	15%	$ -	$ 39,560,000	90.0%	$ 35,604,000
7	Carnegie Corporation (of New York)	$ 35,000,000	7.0%			$ 385,000	$ 34,615,000	15%	$ -	$ 34,615,000	90.0%	$ 31,153,500
8	The William and Flora Hewlett Foundation	$ 40,000,000	8.0%			$ 440,000	$ 39,560,000	15%	$ -	$ 39,560,000	90.0%	$ 35,604,000
	Non-Rated Included Investors	$ 115,000,000	23.0%			$ 1,265,000	$ 113,735,000		$ -	$ 113,735,000		$ 102,361,500
	Non-Rated Included Investors - Additional Excess Concentrations						$ 113,735,000	50.0%	$ -	$ 113,735,000	90.0%	$ 102,361,500
	Included Investors	$ 335,100,000	67.0%			$ 3,686,100	$ 331,413,900		$ 24,725,000	$ 306,688,900		$ 276,020,010

Designated Investors

	Investor	Total Capital Commitment at Closing	% of Total Commitment	Contributions Called to Date	Unfunded Capital Commitment	Excess Concentration	Excess Concentration	Eligible Contribution	Advance Rate	Availability
10	Acadia Realty Acquisition III, LLC	$ 100,000,000	20.0%	1,100,000	98,900,000	2%	$ 89,010,000	$ 9,890,000	65.0%	$ 6,428,500
11	McKenna Capital	$ 50,000,000	10.0%	550,000	49,450,000	2%	$ 39,560,000	$ 9,890,000	65.0%	$ 6,428,500
12	Bain Capital (Claredon Investment Partners II LP)	$ 10,850,000	2.2%	119,350	10,730,650	2%	$ 840,650	$ 9,890,000	65.0%	$ 6,428,500
13	The Owen Family Trust	$ 50,000	0.0%	550	49,450	2%	$ -	$ 49,450	65.0%	$ 32,143
14	High Net Worth Individual (Morris Ventures)	$ 4,000,000	0.8%	44,000	3,956,000	2%	$ -	$ 3,956,000	65.0%	$ 2,571,400
	Designated Investors	$ 164,900,000	33.0%	$ 1,813,900	$ 163,086,100		$ 129,410,650	$ 33,675,450		$ 21,889,043
	Designated Investors - Additional Excess Concentrations				$ 33,675,450	45.0%	$ -	$ 33,675,450	65.0%	$ 21,889,043
	Total	$ 500,000,000	100.0%	$ 5,500,000	$ 494,500,000		$ 154,135,650	$ 340,364,350		$ 297,909,053

Acadia Strategic Opportunity Fund III, L.P.		
A	Aggregate Capital Commitments at Closing	$500,000,000
B	Facility Limit	$300,000,000
C	**Available Commitments of Rated Included Investors**	**$220,100,000**
D	*- Less Excess Concentration*	$24,725,000
E	**Eligible Available Commitments of Rated Included Investors**	**$195,375,000**
F	**Available Commitments of Non Rated Included Investors**	**$115,000,000**
G	*- Less Excess Concentration (15%)*	$0
H	*- Less Additional Excess Concentration (35% in aggregate)*	$0
I	**Eligible Available Commitments of Special Included Investors**	**$115,000,000**
J	*- Included Investor Advance Rate*	90%
K	**Available Commitments of Designated Investors**	**$164,900,000**
L	*- Less Excess Concentration (3%)*	$129,410,650
M	*- Less Additional Excess Concentration (50% in aggregate)*	$0
N	**Eligible Available Commitments of Designated Investors**	**$35,489,350**
O	*- Designated Investor Advance Rate*	65%
P	**Total Eligible Available Capital Commitments (E+I+N)**	**$345,864,350**
Q	**Borrowing Base ((E+I)*J) + (N*O)**	**$302,405,578**
R	**Weighted Average Advance Rate (Q/A)**	**60.5%**
S	**Minimum Overcollateralization ((1-R)/R)**	**65.3%**

EXHIBIT B-1
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

NOTE

$300,000,000	New York, New York	, 2007

1.           FOR VALUE RECEIVED, ACADIA STRATEGIC OPPORTUNITY FUND III LLC, a Delaware limited liability company ("Maker"), hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A. ("Payee"), as Managing Agent for each of the Lenders in the YC SUSI Lender Group under the Credit Agreement referred to below, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000), or, if less, the unpaid principal amount of the Loans of Payee, together with interest thereon, in lawful money of the United States. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

2.            The unpaid principal amount of this Note (this "Note") shall be payable in accordance with the terms of Sections 3.2, 3.4 and 14.15 of the Credit Agreement.

3.            The unpaid principal amount of this Note shall bear interest from the date of each Borrowing until maturity in accordance with Sections 2.4 and 14.15 of the Credit Agreement. Interest on this Note shall be payable in accordance with Sections 3.3, 3.4 and 14.15 of the Credit Agreement.

4.            All Borrowings of Loans hereunder, and all payments made with respect thereto, may be recorded by Payee from time to time on the grid which may be attached hereto or Payee may record such information by such other method as Payee may generally employ in the course of its lending activities; provided, however, that failure to make any such entry shall in no way reduce or diminish Maker's obligations hereunder. The aggregate unpaid amount of all Borrowings of Loans set forth on the grid which may be attached hereto shall be rebuttably presumptive evidence of the unpaid principal amount of this Note.

5.           This Note has been executed and delivered pursuant to that certain Revolving Credit Agreement (as amended, modified, supplemented, or restated from time to time, the ("Credit Agreement"), dated as of October 10, 2007, by and among Maker, Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto, and is one of the "Notes" referred to therein. This Note evidences Loans made under the Credit Agreement and the holder of this Note shall be entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of: (a) the obligation of Payee to make advances hereunder; (b) the prepayment rights and obligations of Maker; (c) the collateral for the repayment of this Note; and (d) the events upon which the maturity of this Note may be accelerated. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Credit Agreement.

Note

6.            If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, Maker agrees to pay all out-of-pocket costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof and costs of appeal as provided for in the Credit Agreement. All past-due principal of, and, to the extent permitted by applicable law, past-due interest on this Note, shall bear interest until paid at the Default Rate as provided for in the Credit Agreement.

7.            Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration and notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payment, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

8.            Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Note.

9.            Reference is hereby made to Section 14.19 of the Credit Agreement regarding the non-personal liability of Managing Member or any other Investor, the provisions of which are hereby incorporated by reference in this Note as if fully set forth herein, for the payment and performance of Borrower's obligations hereunder.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.

Note

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

Exhibit B-1

Date	Borrowing Amount	Payment	Aggregate Unpaid Amount

2
Exhibit B-1

EXHIBIT B-2
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF QUALIFIED BORROWER NOTE

$	New York, New York	,

1.            FOR VALUE RECEIVED, the undersigned _____________________a (the "Maker"), hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A. ("Payee"), as Managing Agent for each of the Lenders in the Ranger Lender Group under the Credit Agreement referred to below, the principal sum of _______________($_____ ), or, if less, the unpaid principal amount of the Loans of Payee, together with interest thereon, in lawful money of the United States. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

2.            The unpaid principal amount of this Note (this "Note") shall be payable in accordance with the terms of Sections 3.2, 3.4 and 14.15 of the Credit Agreement.

3.            The unpaid principal amount of this Note shall bear interest from the date of each Borrowing until maturity in accordance with Sections 2.4 and 14.15 of the Credit Agreement. Interest on this Note shall be payable in accordance with Sections 3.3, 3.4 and 14.15 of the Credit Agreement.

4.            All Borrowings of Loans hereunder, and all payments made with respect thereto, may be recorded by Payee from time to time on the grid which may be attached hereto or Payee may record such information by such other method as Payee may generally employ in the course of its lending activities; provided, however, that failure to make any such entry shall in no way reduce or diminish Maker's obligations hereunder. The aggregate unpaid amount of all Borrowings of Loans set forth on the grid which may be attached hereto shall be rebuttably presumptive evidence of the unpaid principal amount of this Note.

5.            This Note has been executed and delivered pursuant to that certain Revolving Credit Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") dated as of October 10, 2007, by and among Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company ("Borrower"), Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto, and is one of the "Qualified Borrower Notes" referred to therein. This Note evidences Loans made under the Credit Agreement and the holder of this Note shall be entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of: (a) the obligation of Payee to make advances hereunder; (b) the prepayment rights and obligations of Maker; (c) the collateral for the repayment of the Note; and (d) the events upon which the maturity of this Note may be accelerated. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Credit Agreement. The repayment of this Note is secured by a guaranty of Borrower. Notwithstanding the foregoing, should any of the events described in Sections 12.1(g) or 12.1(2) of the Credit Agreement occur with respect to Maker, then the principal of or accrued interest on this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker.

Exhibit B-2

6.            If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, Maker agrees to pay all out-of-pocket costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof and costs of appeal as provided for in the Credit Agreement. All past-due principal of, and, to the extent permitted by applicable law, past-due interest on this Note, shall bear interest until paid at the Default Rate as provided for in the Credit Agreement.

7.            Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payment, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

8.            Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Note.

9.                      By its execution hereof, Maker hereby agrees to be bound by the terms and conditions of the Credit Agreement as if it were a signature party thereto.

10.                      Reference is hereby made to Section 14.19 of the Credit Agreement regarding the non-personal liability of Managing Member or any other Investor, the provisions of which are hereby incorporated by reference in this Note as if fully set forth herein, for the payment and performance of Maker's obligations hereunder.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.

2

Exhibit B-2

BORROWER:

[QUALIFIED BORROWER]

By:
Name:
Title:

3

Exhibit B-2

Date	Borrowing Amount	Payment	Aggregate Unpaid Amount

Exhibit B-2

EXHIBIT B-3
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF QUALIFIED BORROWER LETTER OF CREDIT NOTE

New York, New York	,

1.           FOR VALUE RECEIVED, _____________, a_________________ ("Maker"), hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A. ("Payee"), as Managing Agent for each of the Lenders in the [_______]Lender Group under the Credit Agreement referred to below, the principal sum of_______________ ($_____), together with interest thereon, or, if less, so much thereof as may be drawn under the Letter of Credit (as hereinafter defined), together with interest on the unpaid principal amount from day to day remaining from the date of advance until maturity as set forth below, in lawful money of the United States. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

2.            The unpaid principal amount of this Note (this "Note") shall be payable in accordance with the terms of Sections 3.2, 3.4 and 14.15 of the Credit Agreement.

3.            The unpaid principal amount of this Note shall bear interest from the date of each Borrowing until maturity in accordance with Sections 2.4 and 14.15 of the Credit Agreement. Interest on this Note shall be payable in accordance with Sections 3.3, 3.4 and 14.15 of the Credit Agreement.

4.            All Borrowings of Loans hereunder, and all payments made with respect thereto, may be recorded by Payee from time to time on the grid which may be attached hereto or Payee may record such information by such other method as Payee may generally employ in the course of its lending activities; provided, however, that failure to make any such entry shall in no way reduce or diminish Maker's obligations hereunder. The aggregate unpaid amount of all Borrowings of Loans set forth on the grid which may be attached hereto shall be rebuttably presumptive evidence of the unpaid principal amount of this Note.

Exhibit B-3

5.            This Note has been executed and delivered to evidence advances made to Maker pursuant to that certain Revolving Credit Agreement (as amended, modified, supplemented, or restated from time to time, the ("Credit Agreement") dated as of October 10, 2007, by and. among Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company ("Borrower"), Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto, after a drawing has been made under Letter of Credit No._______dated_____, 200___, issued by for the account of Maker and the benefit of __________(the "Letter of Credit"), and is one of the "Qualified Borrower Letter of Credit Notes" referred to in the Credit Agreement and the holder of this Note shall be entitled to the benefits provided in the Credit Agreement. This Note evidences Loans made during the Commitment Period under the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of: (a) the obligation of Payee to make advances hereunder; (b) the prepayment rights and obligations of Maker; (c) the collateral for the repayment of the Note; and (d) the events upon which the maturity of this Note may be accelerated. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Credit Agreement. The repayment of this Note is secured by a guaranty of Borrower. Notwithstanding the foregoing, should any of the events described in Sections 12.1(g) or 12.1(h) of the Credit Agreement occur with respect to Maker, then the principal of or accrued interest on this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker.

6.            If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, Maker agrees to pay all out-of-pocket costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof and costs of appeal. All past-due principal of, and, to the extent permitted by applicable law, past-due interest on this Note, shall bear interest until paid at the Default Rate as provided in the Credit Agreement.

7.            Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payment, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

8.            Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Note.

2

Exhibit B-3

9.                      By its execution hereof, Maker hereby agrees to be bound by the terms and conditions of the Credit Agreement as if it were a signature party thereto.

10.            Reference is hereby made to Section 14.19 of the Credit Agreement regarding the non-personal liability of Managing Member or any other Investor, the provisions of which are hereby incorporated by reference in this Note as if fully set forth herein, for the payment and performance of Maker's obligations hereunder.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.

3

Exhibit B-3

BORROWER:

[QUALIFIED BORROWER]

By:
Name:
Title:

4

Exhibit B-3

Date	Borrowing Amount	Payment	Aggregate Unpaid Amount

5

Exhibit B-3

EXHIBIT C
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF LOAN NOTICE

[DATEI]
Bank of America, N.A., as Administrative Agent
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention:	Brian S. Williams
Telephone:	(704) 683-4747
Telecopy:	(704) 968-1215

Ladies and Gentlemen:

This Loan Notice is executed and delivered by Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company ("Borrower") [and NAME OF QUALIFIED BORROWER], to Bank of America, N.A. ("Administrative Agent"), pursuant to Section 2.3 of that certain Revolving Credit Agreement (as amended, modified, supplemented or restated from time to time, the "Credit Agreement") dated as of October 10, 2007, entered into by and among Borrower, Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.	Pursuant to Section 2.3(a) of the Credit Agreement, the Borrower hereby requests a Borrowing:

Exhibit C

(a)            In the amount of $_________________1
(b)            On________________(a Business Day)

2.          In connection with the Borrowing requested herein, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of the Secured Parties that:

(a)            As of the date of the Borrowing requested herein, each representation and warranty made by Borrower in Section 9 of the Credit Agreement is true and correct in all material respects both immediately before and, after giving effect to such Borrowing, after, the date of such Borrowing, with the same force and effect as if made on and as of such date (except to the extent of changes in facts or circumstances that have been disclosed to Lenders);

(b)            The conditions specified in Sections 8.1, 8.2 (if applicable) and 8.3 have been satisfied as of the date hereof.,

(c)            No Event of Default or Potential Default exists and is continuing on and as of the date hereof; and

(d)	Following the requested Borrowing, the Principal Obligation (the aggregate outstanding principal amount of the Loans plus the Letter of Credit Liability) will be $_ plus accrued, unpaid interest;

(e)            After giving effect to such Borrowing the Principal Obligation on and as of such date will not exceed the Available Loan Amount on and as of such date; and

(f)            The Borrowing Base Certificate attached hereto as Schedule I is true and correct as of the date hereof.

3.             Following are Borrower's (or Qualified Borrower's) instructions for distribution of loan proceeds (appropriate wire instructions, etc.):

[Bank Name]
ABA No.: [ABA No.]
Account No.: [Account No.]
Reference No.: [Reference No.]

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.

2 At least $500,000 at all times when there is only one Alternate Lender party to the Credit Agreement and at least $1,000,000 at all times when there are two or more Alternate Lenders party to the Credit Agreement.

2

Exhibit C

This Loan Notice is executed on ________________________, 20_. The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

[QUALIFIED BORROWER]

By:
Name:
Title:

Signature Page to
Loan Notice

Exhibit C

Schedule I

(Calculation of Borrowing Base)

[See Attached]

Exhibit C

EXHIBIT D-1
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF REQUEST FOR LETTER OF CREDIT

[DATE]
Bank of America, N.A., as Administrative Agent
NC 1-027-19-01
214 North Tryon Street
Charlotte, NC 28255

Attention:	Brian S. Williams
Telephone:	(704) 683-4747
Telecopy:	(704) 968-1215

Ladies and Gentlemen:

This Request for Letter of Credit (this "Request for Letter of Credit") is executed and delivered by Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company [and NAME OF QUALIFIED BORROWER] ([together, ] "Applicant"), to Bank of America, N.A. ("Administrative Agent"), pursuant to Section 2.5(b) of that certain Revolving Credit Agreement (as amended, modified, supplemented or restated from time to time, the "Credit Agreement") dated as of October 10, 2007, entered into by and among Applicant, Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Applicant has contemporaneously executed and delivered to Administrative Agent for the Letter of Credit Issuer an Application and Agreement for Letter of Credit dated [DATE]. In the event of a conflict between the terms of the Credit Agreement and said Application and Agreement for Letter of Credit, the terms of the Credit Agreement will control.

Exhibit D-1

1.	Applicant hereby requests that the Letter of Credit Issuer [issue] [amend] a Letter of Credit, as follows:

For issuances:

Proposed Issuance Date (a Business Day): Stated Amount:
Expiration Date:

Beneficiary Name and Address:

Documents to be Presented
in case of Drawing: [please attach as a schedule hereto]

Full Text of Certificate be Presented
in case of Drawing: [please attach as a schedule hereto]

For amendments:

Letter of Credit to be amended:

Proposed Date of Amendment (a Business Day):

Nature of the proposed amendment:

2.
In connection with the [issuance] [amendment] of the Letter of Credit requested herein, Applicant hereby represents, warrants, and certifies, as applicable, to Administrative Agent for the benefit of the Secured Parties and the Letter of Credit Issuer that:

(a)           As of the date of the [issuance] [amendment] of the Letter of Credit requested herein, each representation and warranty made by Applicant in Section 9 of the Credit Agreement is and will be true and correct in all material respects both immediately before and, after giving effect to such [issuance] [amendment] of the Letter of Credit, after, the date of such issuance of the Letter of Credit, with the same force and effect as if made on and as of such date (except to the extent of changes in facts or circumstances that have been disclosed to Lenders);

(b)           No Event of Default, Potential Default or Implicit Borrowing Base Deficit exists and is continuing on and as of the date of the [issuance] [amendment] of the Letter of Credit requested herein, or will result therefrom;

2

Exhibit D-1

(c)           As of the date of the [issuance] [amendment] of the Letter of Credit requested herein, the Unfunded Capital Commitment of the Included Investors and the Designated Investors will be $_______________;

(e)           Following the [issuance] [amendment] of a requested Letter of Credit, the Letter of Credit Liability will be $____________________;

(f)           After giving effect to the [issuance] [amendment] of the requested Letter of Credit, the Principal Obligation (the aggregate outstanding principal amount of the Loans plus the Letter of Credit Liability) on and as of such date will not exceed the Available Loan Amount on and as of such date;

(g)           After giving effect to such issuance of the Letter of Credit, the Letter of Credit Liability will not exceed 75% of the Facility Amount as of the date hereof; and

(h)           The calculation of the Borrowing Base attached hereto as Schedule I is true and correct as of the date hereof.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.

3

Exhibit D-1

This Request for Letter of Credit is executed as of the date first written above. The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

[QUALIFIED BORROWER]

By:
Name:
Title:

Signature Page to
Request for Letter of Credit

Exhibit D-1

Applicant and Bank of America hereby agree that the terms and conditions of this Application and Agreement for Letter of Credit shall be controlled by Section 2.5 of the Revolving Credit Agreement, dated October 10, 2007, by and among Acadia Strategic Opportunity Fund III LLC, as Borrower, Acadia Realty Acquisition III LLC, as Managing Member, Acadia Realty Limited Partnership, as Guarantor, Acadia Investors III, Inc., as Pledgor, Bank of America, N.A., as Administrative Agent, the Lenders named therein and the other Persons from time to time party thereto.

APPLICANT:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

[QUALIFIED BORROWER]

By:
Name:
Title:

ISSUER:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Exhibit D-1

Schedule I

(Calculation of Borrowing Base)

[See Attached]

2

Exhibit D-1

EXHIBIT D-2
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF LETTER OF CREDIT

IRREVOCABLE LETTER OF CREDIT NO. [__]
[Date of Issuance]

To:	[Name of Beneficiary] [Address of Beneficiary]

Ladies and Gentlemen:

At the request and for the account of Acadia Strategic Opportunity Fund III LLC (the "Account Party") which we have been advised by the applicant is pursuant to the Credit Agreement between us and the Account Party, dated October 10, 2007, (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), we hereby establish this Irrevocable Letter of Credit (the "Letter of Credit") in your favor to secure the obligations of the Account Party under [______] in accordance with the following terms and conditions:

3.	Expiration. This Letter of Credit shall automatically expire at the close of business on the earliest of:

1.	[Date], but such expiration date shall be automatically extended without amendment for a period of one (1) year from the present or any future expiration date, but in no event later than
, unless, at least 30 days before any expiration date, we notify you by registered mail or overnight courier service at the above address, that this Letter of Credit is not extended beyond the current expiration date; and

2.	our receipt of your certificate in the form of Annex A-1 hereto appropriately completed, together with this Letter of Credit.

Exhibit D-2

In the event such expiration date shall not be a Business Day (as hereinafter defined) then this Letter of Credit shall expire on the next succeeding Business Day.

4.
Stated Amount. The aggregate amount available under this Letter of Credit shall be [______] in U.S. Dollars, which amount as from time to time reduced as provided in paragraph 3 is hereinafter referred to as the "Stated Amount."

5.
Reductions in the Stated Amount. The Stated Amount shall be reduced automatically from time to time upon our honoring of a demand for payment hereunder by an amount equal to the amount of such payment. The Stated Amount may also be reduced from time to time at your written directions in the form of Annex A-2 hereto.

6.	Documents To Be Presented. Funds under this Letter of Credit are available to you against a certificate signed by you in the form of Annex A-3 hereto appropriately completed (a "Drawing").

7.
Method and Notice of Presentment. The certificate referenced in paragraph 4 (a "demand for payment") may be delivered to us in person, by mail, by an express delivery service, or by telecopy to our fax number [_______] A demand for payment shall be presented during our business hours on a Business Day prior to the expiration hereof at our office at [____]. As used herein, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange is closed or Banks in New York or Charlotte, North Carolina are authorized to close.

8.                      Time and Method for Payment.

1.
If a demand for payment is made on a Business Day to us prior to 11:00 a.m. in strict conformity with the terms and conditions hereof, payment shall be made to you, not later than 3:30 p.m. on the second succeeding Business Day (or third succeeding Business Day if the account is outside the United States) or such later date as you may specify in such demand for payment. All times referenced herein are as of New York, New York time.

2.	Unless otherwise agreed, payment under this Letter of Credit shall be made in immediately available funds to such bank accounts specified by you in the demand for payment.

9.
Transferability. This Letter of Credit is transferable. Transfer of this Letter of Credit is subject to our receipt of your instructions in the form attached hereto as Annex A-4 accompanied by the original Letter of Credit and all amendment(s), if any. Costs or expenses of such transfer shall be for your account.

10.
GOVERNING LAW AND CUSTOMS. TO THE EXTENT CONSISTENT WITH THE EXPRESS PROVISIONS HEREOF, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES - ISP98 ("ISP98"), AND TO THE EXTENT CONSISTENT WITH THE EXPRESS  PROVISIONS HEREOF AND NOT GOVERNED BY THE ISP98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

2

Exhibit D-2

11.           Irrevocability. This Letter of Credit shall be irrevocable.

12.	No Negotiation. A demand for payment under this Letter of Credit shall be presented directly to us and shall not be negotiated to or by any third party.

13.
Address for Communications. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the addresses referenced in paragraph 5, specifically referred thereon to our Irrevocable Letter of Credit No. [_____________].

14.
Complete Agreement. This Letter of Credit, including Annex A-1 through A-4 hereto, sets forth in full the terms of our undertaking. Reference in this Letter of Credit to other documents or instruments is for identification purposes only and such reference shall not modify or affect the terms hereof or cause such documents or instruments to be deemed incorporated herein.

3

Exhibit D-2

We hereby agree with you to honor your demand for payment presented in strict compliance with the terms and conditions of this Letter of Credit.

Very truly yours,

BANK OF AMERICA, N.A.

By:
Name:
Title:

4

Exhibit D-2

ANNEX A-1

TERMINATION CERTIFICATE REPAYMENT

Re:           Irrevocable Letter of Credit No. [__________]

The undersigned, a duly authorized officer of [______] (the "Beneficiary"), hereby certifies to Bank of America, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. [_______] (the "Letter of Credit", any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Beneficiary, that the Account Party is not required to maintain the Letter of Credit at this time.

The Letter of Credit is attached hereto and being surrendered to you herewith.

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of theday of, 20__.

[BENEFICIARY]

By:
Name:
Title:

5

Exhibit D-2

ANNEX A-2

REDUCTION CERTIFICATE

Re:           Irrevocable Letter of Credit No. [__________]

The undersigned, a duly authorized officer of [_______] (the "Beneficiary"), hereby certifies to Bank of America, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. [______] (the "Letter of Credit", any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Beneficiary, that the Stated Amount of the Letter of Credit shall permanently be reduced to U.S. $_____________.

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of theday of, 20__

[BENEFICIARY]

By:
Name:
Title:

6

Exhibit D-2

ANNEX A-3

CERTIFICATE FOR DRAWING

Re:  Irrevocable Letter of Credit No. [____________]

The undersigned, a duly authorized officer of [________] (the "Beneficiary"), hereby demands payment in the amount of U.S. $ [_________] (the "Drawing") from Bank of America, N.A. (the "Bank"), under Irrevocable Letter of Credit No. [_________] (the "Letter of Credit", any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Beneficiary.

The undersigned hereby certifies that:

(a)           The Beneficiary is making this Drawing by reason of: [check (i) or (ii) as applicable]

(i)            Pursuant to the terms of the  [______] dated [______], between the Beneficiary and [______] (the " [___________] Agreement"); or

(ii)            The Beneficiary has received a notice of Non-Renewal from Bank of America, N.A. and has not received a replacement Letter of Credit acceptable to the Beneficiary.

(b)           The Beneficiary has not issued a certificate in the form of Annex A-1 to the Letter of Credit.

(c)           The Drawing does not exceed the Stated Amount less any previous Drawing.

(d)           The proceeds of this Drawing shall be applied solely in accordance with the terms of the [_________] Agreement.

(e)           (i) Payment of this demand for payment is requested on or before 3:30 p.m., the second Business Day succeeding (or, if the account specified below is outside the United States, three Business Days after) the Business Day on which this Certificate is received or deemed to have been received by the Bank in accordance with paragraph 5 of the Letter of Credit.

(ii) Payment of this demand for payment shall be made to the Beneficiary by credit to the following account:

[Beneficiary]
[Account Information]

7

Exhibit D-2

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of theday of, 20__

[BENEFICIARY]

By:
Name:
Title:

8

Exhibit D-2

ANNEX A-4

TRANSFER FORM

___________,200_

Bank of America N.A. [applicable address]

Re:           Irrevocable Standby Letter of Credit No.

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the transferee, named below:

Name of Transferee

Address

By this transfer all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the transferee. The transferee shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the transferee without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments thereto. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the transferee with your customary notice of transfer.

For your transfer fee of $250.00

*            Enclosed is our check for $_________________

*            You may debit my/our Account No.___________

We also agree to pay you on demand any expenses which may be incurred by you in connection with this transfer.

9

Exhibit D-2

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form. The authorization of the Beneficiary's signature and title on this form also acts to certify that the authorizing financial institution (i) is regulated by a U.S. federal banking agency; (ii) has implemented anti-money laundering policies and procedures that comply with applicable requirements of law, including a Customer Identification Program (CIP) in accordance with Section 326 of the USA PATRIOT Act; (iii) has approved the Beneficiary under its anti-money laundering compliance program; and (iv) acknowledges that Bank of America, N.A. is relying on the foregoing certifications pursuant to 31 C.F.R. Section 103.121 (b)(6).

NAME OF BANK

AUTHORIZED SIGNATURE AND TITLE

PHONE NUMBER

NAME OF TRANSFEROR

NAME OF AUTHORIZED SIGNER AND TITLE

AUTHORIZED SIGNATURE

10

Exhibit D-2

EXHIBIT E
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

BORROWER AND MANAGING MEMBER SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, modified, supplemented or restated from time to time, this "Security Agreement") is executed and delivered as of October 10, 2007 by Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company ("Borrower"), and Acadia Realty Acquisition III LLC, a Delaware limited liability company ("Managing Member"), in favor of BANK OF AMERICA, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), for the benefit of Secured Parties (hereinafter defined). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

A.            Formation. Borrower was formed pursuant to that certain Operating Agreement, dated as of May 15, 2007 (as the same may be restated, modified, amended or supplemented from time to time, the "Operating Agreement").

B.            Capital Calls. Pursuant to Section 5.2 of the Operating Agreement, Managing Member may make one or more Capital Calls upon the Investors to make Capital Contributions to the capital of Borrower subject to certain limitations specified in the Operating Agreement.

C.            Credit Agreement. Borrower, Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender, and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto, have entered into a Revolving Credit Agreement, dated as of October 10, 2007, relating to a revolving credit loan (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"). Administrative Agent, the Lenders, Agents, Letter of Credit Issuer, Program Support Providers, Conduit Collateral Agents and Indemnitees are herein collectively referred to as "Secured Parties" and each individually referred to as a "Secured Party." To secure Borrower's obligations under the Credit Agreement, Borrower and Managing Member have agreed to pledge and assign to Administrative Agent, for the benefit of Secured Parties, Borrower's and Managing Member's rights to make Capital Calls under the Operating Agreement, Borrower's rights to receive payment of each Investor's Capital Contributions, and Managing Member's right to enforce Capital Calls and the payment of Capital Contributions by each Investor.

Borrower and Managing Member Security Agreement

1. Collateral and Obligations. In order to secure the Notes and the Obligations, Borrower and Managing Member hereby grant to Administrative Agent for the benefit of Secured Parties, to the extent permitted by law, and subject to the terms and conditions of this Security Agreement, a first priority security interest and Lien in and to all of their respective rights in the following (the "Collateral"):

a.            Borrower's and Managing Member's right to issue Capital Call Notices, to make Capital Calls of the Capital Commitments, and all other rights, titles, interests, powers and privileges related to, appurtenant to or arising out of Borrower's and Managing Member's right to require or demand that Investors make Capital Contributions to the capital of Borrower;

b.            Borrower's and Managing Members' rights, titles, interests and privileges in and to the Capital Commitments and the Capital Contributions, whether now owned or hereafter acquired; and

c.            Borrower's and Managing Member's rights, titles, interests, remedies, and privileges under the Operating Agreement related to the Capital Commitments and to receive the same, or the enforcement thereof, including, without limitation, those rights and remedies as contemplated in Article 5 of the Operating Agreement and those rights and remedies of the Borrower and Managing Member pursuant to that certain pledge agreement, dated as of May 15, 2007, between the Borrower and Acadia Investors III, Inc.

Administrative Agent acknowledges that, with respect to any member of Borrower, the Collateral does not include a security interest in any equity interest of such member in Borrower.

Administrative Agent, in its discretion, without in any manner impairing any rights and powers of Secured Parties hereunder, may, at any time and from time to time, without further consent of or notice to Borrower or Managing Member, with or without valuable consideration file this Security Agreement or a photocopy hereof, or any financing statement with respect hereto (and any amendment, modification, supplement or continuation in respect of any such financing statement).

Each of the Borrower and the Managing Member hereby authorizes the filing of any financing statement or any amendment related thereto, in any jurisdiction and with any filing offices as the Administrative Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Administrative Agent in connection herewith. Such financing statement may describe the Collateral in the same manner as described in this Security Agreement or may contain an indication or description of the Collateral that describes such property more generally as all of Borrower's and Managing Member's rights, titles, interests and remedies in, to and under the Operating Agreement, as amended from time to time, including without limitation, all rights to make, receive and enforce all of each Borrower's and Managing Member's right, title and interest, whether now existing of hereafter created or arising, in and to the Collateral Account maintained with Bank of America, N.A., either generally or specifically by name, account number and/or ABA number, and all sums now or at any time hereafter on deposit therein, credited thereto or payable thereon, all proceeds and products thereof, and all instruments, documents, certificates, and other writings evidencing such collateral accounts, and all proceeds of all of the foregoing.

In order to secure further the payment and the performance of the Obligations, Borrower and Managing Member shall execute such forms, authorizations, documents and instruments, and do such other things, as Administrative Agent shall request, in order to require that all Investors deliver directly to Administrative Agent for the benefit of Secured Parties all monies or sums paid or to be paid by them as and when Capital Calls are made pursuant to the Operating Agreement. Administrative Agent, on behalf of Secured Parties, is hereby authorized, in its own name or the name of Borrower or Managing Member, at any time upon the occurrence and during the continuation of an Event of Default, to notify any or all parties obligated to Borrower with respect to the Capital Contributions to make all payments due or to become due thereon directly to Administrative Agent for the benefit of Secured Parties at a different account than that specified in the Credit Agreement, or to initiate one or more Capital Calls in order to pay the Obligations or for any other purpose contemplated by the Credit Agreement (which Capital Calls may be in excess of the amount owing under the Credit Agreement if required in order to comply with ERISA or otherwise result in payment in full of the Obligations). With or without such general notification, upon the occurrence and during the continuation of an Event of Default, Administrative Agent, on behalf of Secured Parties, may: (i) take or bring in Borrower's or Managing Member's name or that of Administrative Agent for the benefit of Secured Parties all steps, actions, suits or proceedings reasonably deemed by Administrative Agent necessary or desirable to effect possession or collection of payments; (ii) complete any contract or agreement of Borrower in any way related to any of the Capital Calls; (iii) make allowances or adjustments related to the Capital Calls; (iv) compromise any claims related to the Capital Calls; or (v) issue credit in its own name or the name of Borrower or Managing Member. Regardless of any provision hereof,  IN THE ABSENCE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT by Administrative Agent or Secured Parties, or both, neither Administrative Agent nor Secured Parties shall be liable for the failure of Administrative Agent to collect or exercise diligence in the collection, possession or any transaction concerning, all or part of the Capital Calls or sums due or paid thereon, nor shall Administrative Agent or Secured Parties be under any obligation whatsoever to anyone by virtue of the security interests and liens granted herein.

Upon the occurrence and during the continuation of an Event of Default, issuance by Administrative Agent, on behalf of Secured Parties, of a receipt to any person obligated to pay any Capital Contributions to Borrower shall be a full and complete release, discharge and acquittance of such person to the extent of any amount so paid to Administrative Agent for the benefit of Secured Parties. Administrative Agent, on behalf of Secured Parties, is hereby authorized and empowered, upon the occurrence and during the continuation of an Event of Default, on behalf of Borrower and Managing Member to endorse the name of Borrower or Managing Member, or both, upon any check, draft, instrument, receipt, instruction or other document or item, including, but not limited to, all items evidencing payment upon a Capital Contribution of any person to Borrower coming into Administrative Agent's or any Secured Party's possession, and to receive and apply the proceeds therefrom in accordance with the terms of the Credit Agreement.

Administrative Agent, on behalf of Secured Parties, is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of Borrower or Managing Member, or both, upon the occurrence and during the continuation of an Event of Default, as shall be deemed by Administrative Agent to be necessary or advisable, in the sole discretion, reasonably exercised, of Administrative Agent, to protect the security interests and Liens herein granted or the repayment of the Obligations, and neither Administrative Agent nor any Secured Party shall incur any liability in connection with or arising from the exercise of such authority and power, except as a result of gross negligence or willful misconduct.

2. Warranties and Covenants. Borrower and Managing Member hereby warrant to Administrative Agent for the benefit of Secured Parties and covenant and agree with Administrative Agent for the benefit of the Secured Parties as follows:

a.            That Borrower is the sole legal and equitable owner of the Capital Commitments and the Capital Contributions (with respect to its members) and has the authority to execute this Security Agreement, and this Security Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with the terms hereof, subject to Debtor Relief Laws and to general principles of equity; and that Managing Member is the sole, legal and equitable owner and holder of the right to issue Capital Call Notices and to make Capital Calls (with respect to its members) (other than the Administrative Agent) and has the authority to execute this Security Agreement, and this Security Agreement constitutes the legal, valid and binding obligation of Managing Member enforceable in accordance with the terms hereof, subject to Debtor Relief Laws and to general principles of equity;

b.            That neither Borrower nor Managing Member has heretofore transferred, assigned, pledged, hypothecated or granted any security interest in all or any portion of the Collateral; that they have full right and power to make the transfer, pledge and assignment and grant the security interests granted hereby; that, to the extent required by the Operating Agreement, all Investors have been notified of, and have approved and consented to, the transfer, pledge and assignment contained herein; and that this instrument is effective to accomplish the transfer, pledge and assignment and grant of the security interests granted hereby;

c.            That Borrower and Managing Member have received direct or indirect benefit from the Loans evidenced by the Notes; and that the grant of the security interest in the Collateral hereunder was a condition to the granting of such loans;

d.            That Borrower and Managing Member shall, at their respective sole cost and expense, execute and deliver any financing statements or other documents which Administrative Agent reasonably requests to protect or perfect the assignment, pledge, transfer and grant of the security interest made herein;

e.           That neither Administrative Agent nor Secured Parties shall be responsible in any way for any depreciation in the value of the Collateral nor have any duty or responsibility whatsoever to take any steps to preserve any rights of Borrower or Managing Member in the Collateral or under the Operating Agreement;

f.           That Borrower shall not sell, mortgage, hypothecate, assign or otherwise transfer its interest in the Capital Commitments, the Capital Contributions or the Collateral Account, or any portion of or interest in either, without the prior written consent of Administrative Agent, on behalf of Secured Parties; that Managing Member shall not sell, mortgage, hypothecate, assign or otherwise transfer its interests in its right to issue Capital Call Notices or to make Capital Calls or any portion of or interest therein without the prior written consent of Administrative Agent, on behalf of Secured Parties;

g.           That Administrative Agent, on behalf of Secured Parties, is authorized and empowered to make one or more Capital Calls upon the occurrence and continuance of an Event of Default in order to pay the Notes and Obligation, without the necessity of any further action by Managing Member or Borrower; and

h.           That neither Borrower nor the Managing Member shall: (i) issue any Capital Call Notice(s) other than as contemplated by Section 5.2 of the Credit Agreement; (ii) cancel or reduce the Capital Commitment of any of its equity holders or any Investor under the Operating Agreement other than with the consent of Secured Parties as required by the Credit Agreement; or (iii) excuse any of its equity holders or any Investor from making any Capital Contribution pursuant to the Operating Agreement if the proceeds from the related Capital Call are to be applied to the Obligations.

3.           Remedies Upon Event of Default.

a. When an Event of Default exists, Administrative Agent, on behalf of Secured

Parties, shall have the following rights with respect to the Collateral:

i.
To sell the Collateral or any part thereof, upon giving at least ten (10) days' prior notice to Borrower and Managing Member of the time and place of sale (which notice Borrower, Managing Member and Administrative Agent agree is commercially reasonable), for cash or upon credit or for future delivery, Borrower and Managing Member hereby waive all rights, if any, to require Administrative Agent to marshal the Collateral and any other security for the Obligation, and at the option and in the complete discretion of Administrative Agent, either:

A.           at public sale; or

B.           at private sale, in which event such notice shall also contain the terms of the proposed sale, and Borrower and Managing Member shall have until the time of such proposed sale in which to redeem the Collateral or to procure a purchaser willing, ready and able to purchase the Collateral on terms more favorable to Borrower, Managing Member, Secured Parties and the holders of the Notes, and if such a purchaser is so procured, then Administrative Agent shall sell the Collateral to the purchaser so procured; and

ii.            To bid for and to acquire, unless prohibited by applicable law, free from any redemption right, the Collateral, or any part thereof, and, if Secured Parties are then the holders of the Obligations or any participation or other interest therein, in lieu of paying cash therefor, Administrative Agent on behalf of Secured Parties may make settlement for the selling price by crediting the net selling price, if any, after deducting all costs and expenses of every kind, upon the outstanding principal amount of the Obligations, in such order and manner as Administrative Agent on behalf of Secured Parties, in its discretion, may deem advisable. Administrative Agent for the benefit of Secured Parties, upon so acquiring the Collateral, or any part thereof, shall be entitled to hold or otherwise deal with or dispose of the same in any manner not prohibited by applicable law; and

iii.            To enforce any other remedy available to Administrative Agent on behalf of Secured Parties at law or in equity.

From time to time Administrative Agent may, but shall not be obligated to, postpone the time and change the place of any proposed sale of any of the Collateral for which notice has been given as provided above if, in the judgment of Administrative Agent, such postponement or change is necessary or appropriate in order that the provisions of this Security Agreement applicable to such sale may be fulfilled or in order to obtain more favorable conditions under which such sale may take place. Administrative Agent shall give Borrower and Managing Member reasonable notice of such change.

b.           In case of any sale by Administrative Agent of any of the Collateral on credit, which may be elected at the option and in the complete discretion of Administrative Agent, on behalf of Secured Parties, the Collateral so sold may be retained by Administrative Agent for the benefit of Secured Parties until the selling price is paid by the purchaser, but neither Administrative Agent nor Secured Parties shall incur any liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. After deducting all costs or expenses of every kind (including, without limitation, the reasonable attorneys' fees and legal expenses incurred by Administrative Agent or Secured Parties, or both), Administrative Agent shall apply the residue of the proceeds of any sale or sales, if any, to pay the principal of and interest upon the Obligations in such order and manner as Administrative Agent in its discretion may deem advisable. The excess, if any, shall be paid to Borrower. Neither Administrative Agent Secured Parties shall incur any liability as a result of the sale of the Collateral at any private sale or sales.

c.           Subject to Section 14.19 of the Credit Agreement, Administrative Agent and Secured Parties shall have all rights, remedies and recourse granted in the Credit Agreement, the Notes, the Loan Documents and any other instrument executed to provide security for or in connection with the payment and performance of the Obligations or existing at common law or equity (including specifically those granted by the Uniform Commercial Code, as adopted in New York and any other state which governs the creation or perfection (and the effect thereof) of any security interest in the Collateral), and such rights and remedies: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower and Managing Member and any other party obligated under the Obligations, or against the Collateral, or any of such Collateral, or any other security for the Obligations, or any of them, at the sole discretion of Administrative Agent, on behalf of the Secured Parties; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower and Managing Member that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be and shall be, non-exclusive.

d.           Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by Administrative Agent on behalf of Secured Parties in connection with an Event of Default: (i) neither Borrower nor Managing Member shall be subrogated thereby to any rights of Administrative Agent for the benefit of Secured Parties against the Collateral or any other security for the Obligations, or Borrower or Managing Member or any property of Borrower or Managing Member; (ii) nor shall Borrower or Managing Member be deemed to be the owner of any interest in the Obligations; (iii) nor shall Borrower or Managing Member exercise any rights or remedies with respect to Borrower or Managing Member or the Collateral or any other security for the Obligations or any of them or the property of Borrower or Managing Member until the Obligations have been paid to Administrative Agent for the benefit of the Secured Parties and are fully and indefeasibly performed and discharged.

e.           All recitals in any instrument of assignment or any other instrument executed by Administrative Agent for the benefit of Secured Parties or by Secured Parties incident to the sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be required to establish full legal propriety of the sale or other action taken by Administrative Agent for the benefit of Secured Parties or by Secured Parties or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action shall be presumed conclusively to have been performed or to have occurred.

4. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be deemed to be effective (a) if by hand delivery, telex, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address, telex or telecopier numbers specified below; (b) if by mail, on the day which it is received after being deposited, postage prepaid, in the United States registered or certified mail, return receipt requested, addressed to such party at the address specified below; (c) if by Federal Express or other reputable express mail service, on the next Business Day following the delivery to such express mail service for next Business Day delivery, addressed to such party at the address set forth below; or (d) if by telephone on the day and at the time reciprocal communication (i.e., direct communication between two or more persons, which shall not include voice mail messages) with one of the individuals named below occurs during a call to the telephone numbers indicated for such party below:

If to Borrower or Managing Member:
c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605
Attention: Robert Masters, Esq.

If to Administrative Agent:

Bank of America, N.A. 214 North Tryon Street NC 1-027-19-01

Attention:                       Dan Hattendorf
Telephone:                     (704) 388-3113
Telecopy:                       (704) 388-9211

With a copy to:
Bank of America, N.A.
214 North Tryon Street, 19th Floor
NC 1-027-19-01
Charlotte, NC 28255
Attention:                       Brian S. Williams
Telecopy:                       (704) 968-1215
Telephone:                     (704) 683-4747
Email:                              Brian.S.Williams@bankofamerica.com

Any notice required hereunder shall be deemed commercially reasonable if given at least ten (10) days prior to the event giving rise to the requirement of such notice, including but not limited to, notices of a private or public sale.

5.                      Appointment of Successor Administrative Agent.

Reference is hereby made to Section 13.9 of the Credit Agreement for the terms and conditions upon which a successor Administrative Agent hereunder may be appointed. Wherever the words "Administrative Agent" are used herein, the same shall mean the Administrative Agent named in the first paragraph of this Security Agreement or the successor Administrative Agent at the time in question.

6.                      Binding Effect; Miscellaneous.

a.            This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the undersigned and their respective successors and assigns.

b.            The headings to the various paragraphs of this Security Agreement shall have been inserted for convenient reference only and shall not modify, define, limit or expand the expressed provisions of this Security Agreement. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

c.            No delay or omission on the part of Administrative Agent or the Secured Parties in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

d.            Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principals that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Security Agreement.

e.            Any suit, action or proceeding against Borrower or Managing Member with respect to this Security Agreement or any judgment entered by any court in respect thereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, pursuant to Section 5-1402 of the New York General Obligations Law, as the Administrative Agent on behalf of the Secured Parties in its sole discretion may elect and Borrower and Managing Member each hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower and Managing Member each hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by the Administrative Agent on behalf of the Secured Party by registered or certified mail, postage prepaid, to Borrower's address set forth in Section 4 hereof. Borrower and Managing Member each hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement brought in the courts located in the State of New York, Borough of Manhattan in New York City, and each hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. BORROWER AND MANAGING MEMBER EACH HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS SECURITY AGREEMENT, WHICH WAIVER IS INFORMED AND VOLUNTARY.

f.            The remedies given to Administrative Agent on behalf of the Secured Parties hereunder are cumulative and in addition to any and all other rights which Administrative Agent on behalf of a Secured Party or the Secured Parties may have against Borrower or Managing Member or any other person or firm, at law or in equity, including exoneration and subrogation, or by virtue of any other agreement.

g.            This Security Agreement and the provisions set forth herein shall continue until the full, final and complete satisfaction of the Obligations, and Administrative Agent's and Secured Parties' rights hereunder shall not be released, diminished, impaired, reduced or adversely affected by: (i) the renewal, extension, modification, amendment or alteration of the Credit Agreement or any other Loan Document or any related document or instrument; (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent or the Secured Parties to any primary or secondary obligor or in connection with any security for the Obligations; (iii) any full or partial release of any of the foregoing; or (iv) notice of any of the foregoing.

h.           Neither Administrative Agent nor Secured Parties has assumed, and nothing contained herein shall be declared to have imposed upon Administrative Agent or the Secured Parties, any of Borrower's duties or obligations or Managing Member's duties or obligations as a member of Borrower, except that Administrative Agent and the Secured Parties shall be bound by the provisions of the Operating Agreement in exercising rights or remedies thereunder assigned to Administrative Agent hereunder.

i.           Notwithstanding anything to the contrary herein, the obligations of Managing Member hereunder are subject to the nonrecourse provisions of Section 14.19 of the Credit Agreement.

J. On the full, final, and complete satisfaction of the Obligations, this Security Agreement shall be of no further force or effect. Thereafter, upon request, Administrative Agent, on behalf of the Secured Parties, shall reasonably provide Borrower and Managing Member, at their sole expense, a written release of their respective obligations hereunder and of the Collateral.

Remainder of Page Intentionally Left Blank.
Signature Page Follows.

EXECUTED on the date first above written.

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MANAGING MEMBER:

ACADIA REALTY ACQUISITION III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

Exhibit E

EXHIBIT F
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

ACCOUNT ASSIGNMENT

Dated as of October 10, 2007

For value received, ACADIA STRATEGIC OPPORTUNITY FUND III LLC, a Delaware limited liability company ("Assignor"), hereby transfers and pledges to BANK OF AMERICA, N.A., as Administrative Agent, on behalf of the Secured Parties, under that certain Revolving Credit Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement), dated as of October 10, 2007, by and among Assignor, Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"), Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto, and grants to Administrative Agent, for the benefit of each Secured Party, a common law lien, claim, encumbrance upon and security interest in deposit account no. 1233060441 at Bank of America, N.A. ("Depository"), with reference to "Acadia Strategic Opportunity Fund III LLC Collateral Account" and any extensions or renewals thereof, if the account is one which may be extended or renewed, and any successor or substitute accounts (such account or accounts and any extensions or renewals being hereinafter called the "Collateral Account", together with all of Assignor's right, title, and interest (whether now existing or hereafter created or arising) in and to the Collateral Account, all sums now or at any time hereafter on deposit therein, credited thereto, or payable thereon, all proceeds and products thereof, and all instruments, documents, certificates, and other writings evidencing the Collateral Account, on the following terms and conditions:

1.	This assignment of the Collateral Account shall secure the payment and the performance of the Obligations (as defined in the Credit Agreement).

Exhibit F

2.          Assignor represents and warrants that:

a.
subject to Administrative Agent's and the Secured Parties' rights with respect to the Collateral Account on the records of the Depository, Assignor is the sole owner of the Collateral Account and has authority to execute and deliver this assignment;

b.
except for any financing statement which may have been filed by the Administrative Agent for the benefit of the Secured Parties, no financing statement covering the Collateral Account, or any part thereof, has been filed with any filing officer;

c.
except for the security agreement entered into in favor of the Administrative Agent on behalf of the Secured Parties, no other assignment or security agreement has been executed with respect to the Collateral Account; and

d.	the Collateral Account is not subject to any Liens or offsets of any Person other than Administrative Agent, the Secured Parties and the Depository.

3.	So long as the Obligations or any part thereof remains unpaid, Assignor covenants and agrees:

a.
(i) from time to time promptly to execute and deliver to Administrative Agent all such other assignments, certificates, passbooks, and supplemental writings, and do all other acts or things as Administrative Agent may reasonably request in order to more fully evidence and perfect the security interest herein created; and (ii) Administrative Agent may file such financing statements, amendments thereto and continuations thereof as Administrative Agent may reasonably deem appropriate in order to more fully evidence and perfect the security interest herein created;

b.	promptly to furnish Administrative Agent with any information or writings which Administrative Agent may reasonably request concerning the Collateral Account;

c.
promptly to notify Administrative Agent of any change in any fact or circumstances warranted or represented by Assignor herein or in any other writing furnished by Assignor to Administrative Agent in connection with the Collateral Account or the Obligations;

d.
promptly to notify Administrative Agent of any claim, action, or proceeding affecting title to the Collateral Account, or any part thereof, or the security interest herein, and, at the request of Administrative Agent, appear in and defend any such action or proceeding; and

e.
to pay to Administrative Agent the amount of any court costs and reasonable attorney's fees assessed by a court and incurred by Administrative Agent following any Event of Default or Special Default hereunder.

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4.	Assignor covenants and agrees that without the prior consent of Administrative Agent Assignor will not:

a.
create any Lien in or upon, or otherwise encumber, or assign the Collateral Account, or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the Lien herein created and any offset rights inuring to the benefit of Depository, but only to the extent same are subordinated to Secured Parties' Liens; or

b.	request, make or allow to be made any withdrawals from the Collateral Account except as provided hereunder or in Section 5.2 of the Credit Agreement.

Should any funds payable with respect to the Collateral Account be received by Assignor, they shall immediately upon such receipt become subject to the Lien hereof and while in the hands of Assignor be segregated from all other funds of Assignor and be held in trust for Secured Parties. Except as otherwise provided in the Credit Agreement, Assignor shall have absolutely no dominion or control over such funds except to immediately deposit them into the Collateral Account. Assignor acknowledges and agrees that Depository shall comply with instructions originated in writing by Administrative Agent in accordance with the terms hereof and of the Credit Agreement directing the disposition of funds in the Collateral Account without further consent of Assignor.

5.	Administrative Agent's or the Secured Parties' rights hereunder shall not be released, diminished, impaired, reduced or adversely affected by:

a.
any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent, on behalf of the Secured Parties, or the Secured Parties to any primary or secondary obligor or in connection with any security for the Obligations;

b.           any full or partial release of any security for the Obligations;

c.
any other action taken or omitted to be taken by Administrative Agent, on behalf of the Secured Parties, or the Secured Parties in connection with the Obligations, whether or not such action or omission prejudices Assignor or increases the likelihood that the Collateral Account will be applied to the Obligations; or

d.           notice of any of the foregoing.

6.
Administrative Agent, in its discretion, without in any manner impairing any rights and powers of Secured Parties hereunder, may, at any time and from time to time, without further consent of or notice to Assignor, and with or without valuable consideration:

a.	renew or extend the maturity of or accept partial payments upon the Obligations or any part thereof;

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b.	release any person primarily or secondarily liable in respect of the Obligations or any security therefor;

c.
alter in any manner that the Secured Parties may elect the terms of any instrument evidencing the Obligations or any part thereof either as to the maturity thereof, rate of interest, method of payment, parties thereto or otherwise;

d.
renew, extend or accept partial payments upon, release or permit substitutions for or withdrawals of, any security (other than the Collateral Account) at any time directly or indirectly, immediately or remotely, securing the payment of the Obligations or any part thereof; and

e.
release or pay to Assignor, or any other person otherwise entitled thereto, any amount paid or payable in respect of any such other direct or indirect security for the Obligations, or any part thereof.

7.
Should any person other than Assignor have heretofore executed or hereafter execute, in favor of the Secured Parties, any deed of trust, mortgage, or security agreement, or have heretofore pledged or hereafter pledge any other property to secure the payment of the Obligations, or any part thereof, the exercise by the Secured Parties of any right or power conferred upon any of them in any such instrument, or by any such pledge, shall be wholly discretionary with each Secured Party, and the exercise or failure to exercise any such right or power shall not impair or diminish the Secured Parties' rights, titles, interest, Liens, and powers existing hereunder.

8.	The term "Event of Default," as used herein, means the existence of any "Event of Default" described in the Credit Agreement.

9.
The term "Special Default," as used herein, means (a) the existence of any Event of Default or (b) the failure by Assignor or any Qualified Borrower to pay when due any monetary Obligations under the Credit Agreement, the Notes or any other Loan Document, including, without limitation, any mandatory prepayment required under Section 2.1(d) of the Credit Agreement or (c) the existence of a Potential Default under Section 12.1(g) and Section 12.10) of the Credit Agreement.

10.	a. During the existence of an Event of Default, Administrative Agent, on behalf of the Secured Parties, in addition to any other remedies it may have, may do one or more of the following:

i.           declare the Obligations immediately due and payable;

ii.	demand payment and performance thereof from the funds in or credited to the Collateral Account; and

iii.	withdraw funds from the Collateral Account and apply all or any portion of the Collateral Account to the Obligations as described in paragraph 13 hereof.

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b.Assignor hereby authorizes Administrative Agent during the existence of an

Event of Default and so long as any part of the Obligations remain outstanding:

i.	to withdraw, collect, and receipt for any and all funds on deposit in or payable on the Collateral Account, and apply such funds to payment of the Obligations;

ii.
on behalf of Assignor to receive, take, assign, deliver, accept, deposit, and endorse the name of Assignor upon any checks, drafts, or other instruments payable to Assignor evidencing payment on the Collateral Account;

iii.	to surrender or present for notation of withdrawal the passbook, certificate, or other documents issued to Assignor in connection with the Collateral Account; and

iv.	exercise any other rights or take any other actions specified herein or in the Credit Agreement.

11.
Upon the occurrence of a Special Default, Administrative Agent, on behalf of the Secured Parties, in addition to any other remedies it may have, may restrict or prohibit withdrawals from the Collateral Account.

12.
Neither Administrative Agent nor any other Secured Party shall be liable for any loss of interest on or any penalty or charge assessed against funds in, payable on, or credited to the Collateral Account as a result of Administrative Agent, or any Secured Party exercising any of its rights or remedies under, and in accordance with, this assignment, except to the extent resulting from gross negligence or willful misconduct.

13.
Administrative Agent shall be entitled to apply any and all funds received by it hereunder toward payment and performance of the Obligations in such order and manner as Administrative Agent, in its absolute discretion, may elect. If such funds are not sufficient to pay and perform the Obligations in full, Assignor shall remain liable for any deficiency, the liability of each person obligated on the Obligations to be determined by Administrative Agent following its receipt and crediting of such funds. Upon full and final payment of the Obligations, the rights of Administrative Agent in and to the Collateral Account hereunder will be deemed to be released and of no further force and effect.

14.
All rights, titles, interests, Liens, and remedies of Secured Parties hereunder are cumulative of each other and of every other right, title, interest, Lien, or remedy which the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should Assignor have heretofore executed or hereafter execute any other security agreement in favor of the Secured Parties, the security interest therein created and all other rights,  powers, and privileges vested in the Secured Parties by the terms thereof shall exist concurrently with the security interest created herein.

5

15.
Should any part of the Obligations be payable in installments, the acceptance by Administrative Agent at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by the Secured Parties of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by the Secured Parties be deemed to be a continuing waiver. No delay or omission by the Secured Parties in exercising any right or power hereunder, or under any other writings executed by Assignor as security for or in connection with the Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Secured Parties hereunder or under such other writings.

16.
No provision herein or in any promissory note, instrument, or any other loan document evidencing the Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other loan document, the provisions of this paragraph shall govern, and the Assignor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments, and other loan documents evidencing the Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

17.
(a) PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THIS ASSIGNMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS ASSIGNMENT. (b) NOTWITHSTANDING THE FOREGOING, THE PARTIES HERETO AGREE THAT THE STATE OF NEW YORK SHALL BE DEEMED TO BE THE JURISDICTION OF THE DEPOSITORY FOR PURPOSES OF ANY MATTER IN RESPECT HEREOF RELATING TO OR ARISING UNDER SECTION 9-304 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT FROM TIME TO TIME IN THE STATE OF NEW YORK. (c) ASSIGNOR AND BANK OF AMERICA EXPRESSLY AGREE THAT THE TERMS AND CONDITIONS OF ANY AGREEMENT ESTABLISHING THE COLLATERAL ACCOUNT OR OTHERWISE GOVERNING THE COLLATERAL ACCOUNT SHALL, TO THE EXTENT INCONSISTENT HEREWITH (INCLUDING IN RESPECT OF THE FOREGOING CLAUSE (b)), BE SUBORDINATE TO AND CONTROLLED BY THIS ASSIGNMENT OF COLLATERAL ACCOUNT.

6

18.
Any suit, action or proceeding against Assignor with respect to this Assignment or any judgment entered by any court in respect thereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, pursuant to Section 5-1402 of the New York General Obligations Law, as Administrative Agent in its sole discretion may elect, and Assignor hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Assignor hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Administrative Agent by registered or certified mail, postage prepaid, to Assignor's address set forth following its signature hereto. Assignor hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment brought in the courts located in the State of New York, Borough of Manhattan in New York City, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. ASSIGNOR HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS ASSIGNMENT, WHICH WAIVER IS INFORMED AND VOLUNTARY.

19.	This assignment shall be binding on and inure to the benefit of Assignor and Administrative Agent and their respective successors and permitted assigns.

20.
This Assignment and the provisions set forth herein shall continue until the full, final, and complete satisfaction of the Obligations, and the Administrative Agent's and the Secured Parties' rights hereunder shall not be released, diminished, impaired, reduced or adversely affected by: (i) the renewal, extension, modification, amendment or alteration of the Credit Agreement or any other Loan Document or any related document or instrument; (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent or the Secured Parties to any primary or secondary obligor or in connection with any security for the Obligations; (iii) any fu11 or partial release of any of the foregoing; or (iv) notice of any of the foregoing.

21.
On the full, final, and complete satisfaction of the Obligations, this Assignment shall be of no further force or effect. Thereafter, upon request, Administrative Agent, on behalf of the Secured Parties, shall reasonably provide Assignor, at Assignor's sole expense, a written release of Assignor's obligations hereunder and an assignment of the Collateral Account to Assignor.

22.	In the event of a conflict or inconsistency between any provision of this agreement with any provision of the Credit Agreement, the Credit Agreement will control.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.

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ASSIGNOR ACKNOWLEDGES RECEIPT OF A COPY OF THIS ASSIGNMENT. Executed by Assignor on the date first above written.

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

BANK OF AMERICA, N.A.

By:
Name:
Title:

Account Assignment

DEPOSITORY ACKNOWLEDGMENT
AND AGREEMENT

The undersigned depository, Bank of America, N.A. (the "Depository"), acknowledges that Assignor has assigned the Collateral Account as described in the foregoing Assignment of Collateral Account (the "Assignment", with capitalized terms not defined herein being used herein as therein defined). The records of the Depository have been marked to show the Assignment. The Depository hereby acknowledges that the Collateral Account, as described in the Assignment, has been validly created by the Depository in favor of Assignor.

Notwithstanding any other provision to the contrary in any other agreement between the Depository and the Assignor and/or the Administrative Agent, the Depository agrees that if at any time it shall receive any instructions directing deposition of funds in the Account from the Administrative Agent, the Depository shall comply with such instructions without further consent by the Assignor. In the event the Assignor is permitted to give instructions with respect to the Account, notwithstanding anything to the contrary contained in any other agreement between the Depository and the Assignor and/or the Administrative Agent, if at the time the Depository shall receive conflicting instructions from the Assignor and the Administrative Agent, the Depository shall follow the instructions of the Administrative Agent and not the Assignor.

The Depository hereby subordinates any and all rights of set-off and all other rights and Liens of the Depository against the Collateral Account to the rights, security interests, and Liens under the Assignment, and agrees that, so long as the Obligation remains outstanding, Depository shall not, without the prior written consent of the Administrative Agent, which consent may be withheld by the Administrative Agent in its sole and absolute discretion, with or without cause, exercise or enforce any rights or remedies with respect to the Collateral Account except as required to preserve its rights in the case of bankruptcy, reorganization or insolvency proceedings with respect to the Assignor, and except that the Depository may charge the Collateral Account for any charges, fees and expenses for which Assignor is responsible and which relate to the transactions contemplated by the Assignment or the Credit Agreement referred to therein.

The Depository may rely upon and shall be fully protected, indemnified and held harmless in acting or refraining from acting upon any notice (including, without limitation, electronically confirmed facsimiles of such notice) received from the Assignee or the Assignor (including, without limitation, any notice of an Event of Default or Special Default as defined in the Assignment or the Credit Agreement referred to in the Assignment) and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Depository further agrees to provide Assignee with copies of all notices and records sent to Assignor relating to the Collateral Account, and will deliver to Assignee all monthly (or other periodic) statements of the Collateral Account and respond to inquiries by Assignee about any deposits, withdrawals or any other matters relating to the Collateral Account, to the same extent Depository makes such information available to the Collateral Account holder, and Assignor hereby acknowledges and consents to such agreement by Depository.

This Depository Acknowledgment shall be effective as of the date of the Assignment.

BANK OF AMERICA, N.A.

By:
Name:
Title:

Depository Acknowledgement and Agreement

Acknowledged and Agreed:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

1

Exhibit F

EXHIBIT G
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FACILITY INCREASE REQUEST
DATE]

Bank of America, N.A., as Administrative Agent
NC 1-027-19-01
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: Dan Hattendorf

Telephone: (704) 388-3113
Facsimile: (704) 388-9211

with a copy to:

Bank of America, N.A.
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention:                      Brian S. Williams
Telephone:                      (704) 683-4747
Telecopy:                      (704) 968-1215
Email:                             Brian.S.Williwns@bankofamerica.com

and:

Michael C. Mascia
Mayer Brown LLP
214 N. Tryon Street, Suite 3800
Charlotte, N.C. 28203
Phone: (704) 444-3651
Fax: (704) 377-2033

Exhibit G

Ladies and Gentlemen:

This Facility Increase Request (this "Facility Increase Request") is executed and delivered by Acadia Strategic Opportunity Fund III LLC (the `Borrower") to Bank of America, N.A., as administrative agent ("Administrative Agent"), pursuant to that certain Revolving Credit Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") dated as of October 10, 2007, entered into by and among Borrower, Acadia Realty Acquisition III LLC, a Delaware limited liability company, as Managing Member, Acadia Realty Limited Partnership, a Delaware limited partnership, as Guarantor, Acadia Investors III, Inc., a Maryland corporation, as Pledgor, Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Borrower hereby requests an increase in the Facility Amount pursuant to Section 2.12(a) of the Credit Agreement to $_________ 2 (the "Facility Increase"), such Facility Increase to be effective on _______[DATE] (must be at least 3 Business Days after date of Request).

In connection with the Facility Increase requested hereby, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of Lenders that:

(a) No Event of Default or Potential Default under the Credit Agreement has occurred and is continuing or would result from the Facility Increase;

(c)       After giving effect to the Facility Increase, the aggregate amount of the Alternate Lenders' Commitments will not exceed the Maximum Commitment; and

(d)       Attached hereto as Schedule I is a calculation of the Borrowing Base, true and correct as of the date hereof.

In the event that between the date hereof and the date of the Facility Increase, any event should occur which could reasonably be expected to have a Material Adverse Effect, Borrower shall promptly notify the Administrative Agent.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.]

2           Amount of Facility Increase shall be in a minimum amount of $50,000,000.

Exhibit G

This Facility Increase Request is executed as of the date first written above. The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

Acknowledged and Agreed To:

GUARANTOR:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

ACADIA REALTY TRUST,
its General Partner

By:	/s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

4

Exhibit G

EXHIBIT H
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF BORROWING BASE CERTIFICATE

Bank of America, N.A.

214 North Tryon Street, 19th Floor NC 1-027-19-01
Charlotte, NC 28255
Attention:                      Brian S. Williams
Telecopy:                      (704) 968-1215
Telephone:                      (704) 683-4747

ADMINISTRATIVE AGENT: Bank of America, N.A.

BORROWER:                                                     Acadia Strategic Opportunity Fund III LLC

The Borrower and Managing Member each hereby represent and warrant to the Administrative Agent that the Borrowing Base Certificate attached hereto as Schedule I is a true, correct and complete calculation of the Borrowing Base as of [DATE]. Capitalized terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement.

Exhibit H

BORROWER:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

MANAGING MEMBER:

ACADIA REALTY ACQUISITION III LLC,
a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

2

Exhibit H

Schedule I

(Calculation of the Borrowing Base)

[See Attached]

Exhibit H

EXHIBIT I
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF INVESTOR LETTER

[See Attached.]

Exhibit I

INVESTOR LETTER

[Investor Letter - Investor to copy/print on letterhead]

[Leave date blank - Borrower's counsel should obtain
authorization to complete date
 upon closing]
_________,2007

Bank of America, N.A., as
Administrative Agent
NC 1-027-19-01
214 North Tryon Street Charlotte, NC 28255
Attention: Brant Murdock

Re:
Revolving Credit Facility (the "Credit Facility") established pursuant to that certain Revolving Credit Agreement (as the same may be modified, amended, or restated from time to time, the "Credit Agreement"), entered into or to be entered into by and among Acadia Strategic Opportunity Fund III, LLC ("Borrower"), Acadia Realty Acquisition III, LLC ("Managing Member"), Acadia Realty Limited Partnership, as Guarantor, Acadia Investors III, Inc. ("Investor"), Bank of America, N.A., as Administrative Agent, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto (each, a "Lender").

Ladies and Gentlemen:

In order to induce Lenders to provide the Credit Facility to Borrower, the undersigned hereby acknowledges and agrees as follows:

We have entered into that certain Stockholders Agreement by and among Investor, Yale University, The Vanderbilt University, Carnegie Corporation of New York, Gloster III, LLC, The Board of Trustees of the Leland Stanford Junior University, The William and Flora Hewlett Foundation, The Trustees of the University of Pennsylvania, The Regents of the University of Michigan, Gordon E. and Betty I. Moore Foundation, Morris Ventures, Makena Capital Holdings Prime, L.P, Clarendon Investment Partners II, LP and The Owen Family Trust, dated as of May 15, 2007 (as the same may be further modified, amended, or restated from time to time, the "Stockholders Agreement"; all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Stockholders Agreement) pursuant to which we have (i) purchased shares of stock in Investor, which is a member in Borrower and (ii) committed to make cash contributions of capital ("Capital Contributions") to Investor on the terms and subject to the conditions set forth in the Stockholders Agreement in the aggregate amount of $[ ] (our "Capital Commitment"), which Capital Contributions are to be contributed by Investor to Borrower pursuant to the terms of the Operating Agreement.

As of the date hereof, $[______________] of our Capital Commitment has been called, $____________, of our Capital Commitment remains to be drawn upon the delivery of one or more Drawdown Notices pursuant to and in accordance with the Stockholders Agreement.

We hereby agree that we shall deliver to Administrative Agent from time to time upon the request of Managing Member, Investor or Administrative Agent a certificate setting forth the remaining amount of our Capital Commitment which we are obligated to fund (the "Unfunded Capital Commitment").

We hereby acknowledge and agree that under the terms of and subject to the conditions set forth in the Stockholders Agreement, we are and shall remain unconditionally obligated to fund our Unfunded Capital Commitment required on account of calls for Capital Contributions duly made in accordance with the terms of the Stockholders Agreement (including, without limitation, subsequent calls for Capital Contributions made in connection with a shortfall in funds available to Borrower as a result of the failure of any other Stockholder or Managing Member to advance funds with respect to a call for Capital Contributions duly made). In addition, we hereby acknowledge and confirm to Administrative Agent, Lenders, Managing Member and Investor that we will make Capital Contributions to the extent of our Unfunded Capital Commitment, to be applied to the repayment of outstanding obligations under the Credit Agreement, whether such Capital Contributions are called by Managing Member, Investor or Administrative Agent for such purpose on behalf of Managing Member and Investor (whether or not any Person is then acting as Managing Member for Borrower or Manager for Investor) without, defense, counterclaim or offset of any kind, including without limitation any defense under Section 365 of the U.S. Bankruptcy Code, all of which we hereby waive. Notwithstanding anything to the contrary in the Stockholders Agreement or Operating Agreement, we hereby acknowledge and agree that (i) our obligation to fund our Unfunded Capital Commitment as and when requested by Administrative Agent is unconditional and (ii) Administrative Agent shall not be required to state any specific purpose or use of funds, deliver any supporting documentation whatsoever or comply with any formalities when making a Drawdown on our Unfunded Capital Commitment, except that such Drawdown must be made in writing.

We hereby (i) acknowledge that Borrower, Managing Member and Investor, pursuant to the terms of the Stockholders Agreement and the Credit Agreement are making a collateral assignment to Administrative Agent for the benefit of Lenders of (i) our Capital Contributions; and the right to issue Drawdown Notices and call and receive all payments of all or any portion of our Unfunded Capital Commitment under the Stockholders Agreement to secure all loans and other extensions of credit made under the Credit Facility and all other obligations of Borrower under the Credit Agreement and the other an Documents (as defined in the Credit Agreement), (ii) represent that as of the date hereof, (A) to the best of our knowledge there is no default or circumstance which with the passage of time and/or the giving of notice would constitute a default under the Operating Agreement or the Stockholders Agreement, (B) the Stockholders Agreement has not been modified or amended except for the amendment referred to above and is in full force and effect and enforceable against the undersigned in accordance with its terms and (C) we do not have any right of offset against, or reduction to, our obligation to fund our Unfunded Capital Commitment, (iii) acknowledge that for so long as the Credit Facility is in place we will not amend, modify, supplement, cancel, terminate, reduce or suspend any of the provisions of the Stockholders Agreement or the Operating Agreement relating to the Capital Commitments, the making of Capital Contributions or the incurrence of indebtedness or any other provisions that would adversely affect the rights of Administrative Agent or Lenders without your prior written consent and (iv) acknowledge that until otherwise instructed by Administrative Agent in writing, all future Capital Contributions made by us under the Stockholders Agreement will be made by wire transfer to the following account opened and maintained by Borrower with the Administrative Agent (the "Collateral Account") which Borrower has also pledged as security for the Obligations (as such term is defined in the Credit Agreement):

2

Bank:	Bank of America, N.A.
Account Number:	1233060441
ABA Number:	026-009-593
Reference:	Acadia Strategic Opportunity Fund III LLC Collateral
Account
Contact Person:	Mr. Brant Murdock

[Add to Yale and Gloster acknowledgments: The language/side letter/guarantees from the Acadia II transaction.]

We hereby acknowledge that for so long as the Credit Agreement is in effect, we are obligated, under the terms and subject to the limitations and conditions set forth in the Stockholders Agreement, to honor any Drawdown Notice delivered to us in the name of the Administrative Agent on behalf of Lenders, without setoff, counterclaim or defense by funding the applicable portion of our Capital Commitment into the Collateral Account, provided such Drawdown Notice is delivered for the purpose of paying due and payable obligations of the Borrower to Lenders under the Credit Facility and states on its face that it is delivered for such purpose.

We understand that Lenders and Administrative Agent will be relying upon the statements and agreements made herein in connection with making the Credit Facility available to Borrower and, accordingly hereby acknowledge that Capital Contributions we make under the Stockholders Agreement will not satisfy our obligation to fund our Capital Commitment unless such Capital Contributions are paid into the above account (unless we are otherwise instructed by Administrative Agent as described above). We hereby acknowledge that the terms of the Credit Agreement and of each other Loan Document (as defined therein) can be modified without further notice to us or our consent. In addition, we understand that the Credit Agreement and this Investor Letter shall be for the benefit of Administrative Agent, Lenders, and Lenders' successors and assigns, and that this Investor Letter will remain in effect until we are notified jointly by Administrative Agent and Managing Member that the Credit Facility has been terminated.

3

We also acknowledge and confirm that (a) we understand that Lenders have not been involved in the organization of Investor or offering of Investor's equity interests, or made any representation in connection therewith, (b) we are not relying on Lenders in any way in connection with our investment in Investor and (c) Lenders have no obligation to provide us with any financial, tax or other information pertaining to Investor or any other Person.

For governmental entity Investors:

[We represent and warrant that: (i) we are subject to commercial law with respect to our obligations under the Stockholders Agreement and this Investor Letter; (ii) the making and performance of the Stockholders Agreement and this Investor Letter constitute private and commercial acts rather than governmental or public acts, and that neither we nor any of our properties or revenues has any right of immunity from suit, court jurisdiction, execution of a judgment or from any other legal process with respect to our obligations under the Stockholders Agreement and this Investor Letter. To the extent that we may hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to the Stockholders Agreement, or this Investor Letter to claim any such immunity, and to the extent that in any such jurisdiction there may be attributed to us such an immunity (whether or not claimed), we hereby irrevocably agree not to claim and hereby irrevocably waive such immunity to the fullest extent permitted by applicable law.]

For ERISA Investors:

[The undersigned signatory confirms that it is the fiduciary of the plans whose assets are invested in Investor and it confirms that: (i) it made its own determination that the Transaction (defined below) was made on terms that are no less favorable to such plans than those that could be obtained in arm's-length transactions with unrelated parties; (ii) the decision to invest in Investor and to execute and deliver this Investor Letter (the "Transaction") was made by the undersigned, and the undersigned is not included among, is independent of, and is unaffiliated with, Lenders (including the Administrative Agent) and Investor (as defined below); (iii) each plan on behalf of which we have invested in Investor (or commingled funds of related plans): (A) has no less than $100,000,000 of assets; and (B) not more than five percent (5%) of the assets of each such plan (or commingled fund) have been invested in Investor; and (iv) Lenders (including the Administrative Agent): (x) had no influence, authority, or control over the Transaction, and (y) rendered no investment advice with respect to the Transaction. For purposes of this paragraph, a fiduciary is "not included among, is independent of, and unaffiliated with" a Lender (including the Administrative Agent) and Investor, as applicable, if: (A) the fiduciary is not, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Lender or Investor; (B) the fiduciary is not an officer, director, employee or relative of, or partner in, such Lender or Investor; and (C) no officer, director, highly-compensated employee, or shareholder of Investor, or any officer, director or highly-compensated employee, or partner of a Lender, is also an officer, director, highly-compensated employee, or partner of the fiduciary. If such individual is a director of the Lender, he or she must abstain from participation in, and not otherwise be involved in, the decision made by the fiduciary to invest in Investor.]

4

{or - where this Investor Letter is being signed by a custodian or someone other than the fiduciary:}

[We confirm that [_______] is the fiduciary (the "Fiduciary") of the Investor and that the Fiduciary has confirmed to the Investor that: (i) the Fiduciary made its own determination that the Transaction (defined below) was made on terms that are no less favorable to the Investor than those that could be obtained in arm's-length transactions with unrelated parties; (ii) the Fiduciary made the decision to invest in Investor and to execute and deliver this Investor Letter (the "Transaction"), and the Fiduciary is not included among, is independent of, and is unaffiliated with, Lenders (including the Administrative Agent) and Investor (as defined below); (iii) each plan on behalf of which the Investor has invested in Investor (or commingled funds of related plans): (A) has no less than $100,000,000 of assets; and (B) not more than five percent (5%) of the assets of each such plan (or commingled fund) have been invested in Investor; and (iv) Lenders (including the Administrative Agent): (x) had no influence, authority, or control over the Fiduciary's decision to invest in Investor, and (y) rendered no investment advice with respect to the Investor's investment in Investor. For purposes of this paragraph, a fiduciary is "not included among, is independent of, and unaffiliated with" a Lender (including the Administrative Agent) and Investor, as applicable, if: (A) the fiduciary is not, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Lender or Investor; (B) the fiduciary is not an officer, director, employee or relative of, or partner in, such Lender or Investor; and (C) no officer, director, highly-compensated employee, or shareholder of Investor, or any officer, director or highly-compensated employee, or partner of a Lender, is also an officer, director, highly-compensated employee, or partner of the fiduciary. If such individual is a director of the Lender, then he or she must abstain from participation in, and not otherwise be involved in, the decision made by the fiduciary to invest in Investor.]

For non-U.S. Investors:

[We acknowledge and agree that: (i) this Investor Letter shall be governed by the laws of the State of New York; (ii) (x) any suit, action or proceeding against us with respect to this Investor Letter may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City, in the Administrative Agent's sole discretion; and (y) we hereby submit to the non-exclusive jurisdiction of such courts for the purpose of any suit; (iii) service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be brought upon our process agent appointed below, and the Investor hereby irrevocably appoints [Name] ______, [Address]________, Attention:______ , as our process agent, as its true and lawful attorney-in-fact in the name, place and stead of it to accept such service of any and all such writs, process and summonses; and (iv) we hereby irrevocably waive: (x) any objection which we may have now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Investor Letter brought in the courts located in the State of New York, Borough of Manhattan in New York City; and (y) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.]

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE FOLLOWS.

5

[NAME ON INVESTOR]

By:
Name:
Title:

Address:

[____________________]
[____________________]

[_______] Investor Letter
Signature Page

EXHIBIT J

[Reserved]

Exhibit J

EXHIBIT K
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

[RESERVED]

Exhibit K

EXHIBIT L
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF CAPITAL CONTRIBUTIONS PLEDGE AGREEMENT

[See Attached]

Exhibit L

EXHIBIT M
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [ASSIGNOR] (the "Assignor") and [ASSIGNEE] (the "Assignee"). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below: (a) all of the Assignor's rights and obligations in its capacity as [Conduit Lender] [Alternate Lender] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit or guarantees included in such facilities); and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a [Conduit Lender] [Alternate Lender]) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

Exhibit M

1.                      Assignor:

2.                      Assignee:
                 [and Assignee is an Affiliate/Approved Fund of [identify Lender] l

3.                      Borrower:    Acadia Strategic Opportunity Fund III LLC

4.                      Administrative Agent: Bank of America, N.A., as Administrative Agent under the Credit Agreement

5.
Credit Agreement: The Revolving Credit Agreement dated as of October 10, 2007 among Acadia Strategic Opportunity Fund III LLC, Acadia Realty Acquisition III LLC, Acadia Realty Limited Partnership, Acadia Investors III, Inc., the Lenders and other Persons party thereto, and Bank of America, N.A., as Administrative Agent

6.                      Assigned Interest:
ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

Facility Assigned	Aggregate Amount of Commitment for all [Alternate Lenders] [Conduit Lenders]2	Amount of Commitment Assigned*	Amount of Loans Assigned*	Percentage Assigned of Commitment/ Loans3
Revolving Credit Commitment	$			$	%

[9.           Trade Date: ]4

Effective Date:_______ ______,20____    [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER N THE REGISTER THEREFOR]

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.

 Select or delete as applicable.
2 Amount to be adjusted by the counterparties to take into account any payments made between the Trade Date and the Effective Date.
3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
* Amounts to be adjusted by the counterparties to take into account payments and prepayments made between the Trade Date and the Effective Date.
4 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date. If Trade Date is specified in the Assignment and Assumption Agreement, as of the Trade Date, shall not be less than $2,500,000, and, after such assignment, no Lender shall hold a Commitment of less than $5,000,000.

2

Exhibit M

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and]5 Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
       Name:
       Title:

[Consented to]6 [and Acknowledged]7 by:

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

5 To be used only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
6 To be used only if the consent of the Borrower is required by the terms of the Credit Agreement.
7 To be used only if assignment is made as a result of a demand by Borrower under the Credit Agreement.

3

Exhibit M

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.                       Representations and Warranties.

1.1 Assignor. The Assignor: (a) represents and warrants that: (i) it is the legal and beneficial owner of the Assigned Interest; (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim; and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to: (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document; (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder; (iii) the financial condition of the Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document; or (iv) the performance or observance by the Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee: (a) represents and warrants that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a [Conduit Lender] [Alternate Lender] under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a [Conduit Lender] [Alternate Lender] thereunder and, to the extent of the Assigned Interest, shall have the obligations of a [Conduit Lender] [Alternate Lender] thereunder; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that: (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a [Conduit Lender] [Alternate Lender].

2.             Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

4

Exhibit M

3. General Provisions. This Assignment and Assumption shall be binding upon. and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Assignment and Assumption.

5

Exhibit M

EXHIBIT N
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

  FORM OF BORROWER GUARANTY

 Dated________________, 20__

1.             The undersigned, Acadia Strategic Opportunity Fund III LLC, a Delaware limited liability company ("Guarantor"), hereby irrevocably, unconditionally and absolutely guarantees in favor of BANK OF AMERICA, N.A., as Administrative Agent for each of the Secured Parties under that certain Credit Agreement referred to below ("Creditor"), the prompt payment when due of all interest, principal, fees, expenses and other amounts now or hereafter represented by, or arising in connection with: (a) that certain Qualified Borrower [Promissory] [Letter of Credit] Note (the "Qualified Borrower Note"), dated, 20 in the amount of $______, payable by __________("Qualified Borrower") to the order of Creditor, including without limitation all liabilities and indebtedness represented or evidenced by any promissory note given in renewal, extension, modification or substitution of or for the Qualified Borrower Note; and (b) all obligations of Qualified Borrower under the Credit Agreement (collectively, the "Guaranteed Debt"). This is an unconditional guaranty of payment, and not a guaranty of collection, and Creditor may enforce Guarantor's obligations hereunder pursuant to Section 2.6 of the Credit Agreement without first suing, or enforcing its rights or remedies against, Qualified Borrower or any other obligor, or enforcing or collecting any present or future collateral security for the Guaranteed Debt. Unless otherwise defined in this guaranty agreement (this "Borrower Guaranty"), capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement (hereinafter defined).

2.             Guarantor hereby waives notice of: (a) acceptance of this Borrower Guaranty; (b) the extension of credit by Creditor to Qualified Borrower; (c) the occurrence of any breach or default by Qualified Borrower in respect of the Guaranteed Debt; (d) the sale or foreclosure on any collateral for the Guaranteed Debt; (e) the transfer of the Guaranteed Debt to any third party to the extent permitted under the Credit Agreement and to the extent that such notice is not required under the Credit Agreement; and (f) all other notices, except as otherwise required under the Credit Agreement.

Exhibit N

3.            Guarantor hereby consents and agrees to, and acknowledges that its obligations hereunder shall not be released or discharged by, the following: (a) the renewal, extension, modification or alteration of the Qualified Borrower Note, the Guaranteed Debt or any related document or instrument; (b) any forbearance or compromise granted to Qualified Borrower by Creditor; (c) the insolvency, bankruptcy, liquidation or dissolution of Qualified Borrower; (d) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt; (e) the full or partial release of the Qualified Borrower or any other obligor; (f) the 'release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral for the Guaranteed Debt; (g) the failure of Creditor properly to obtain, perfect or preserve any security interest or lien in any such collateral; (h) the failure of Creditor to exercise diligence, commercial reasonableness or reasonable care in the preservation, enforcement or sale of any such collateral; and (i) any other act or omission of Creditor or Qualified Borrower which would otherwise constitute or create a legal or equitable defense in favor of Guarantor.

4.            Notwithstanding anything to the contrary in this Borrower Guaranty, until the Guaranteed Debt has been paid in full, Guarantor hereby irrevocably waives all rights it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Creditor) to seek contribution, indemnification, or any other form of reimbursement from Qualified Borrower, any other guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of Qualified Borrower to Creditor, for any disbursement made by Guarantor under or in connection with this Borrower Guaranty or otherwise.

5.            Guarantor represents and warrants that it has received or will receive direct or indirect benefit from the making of this Borrower Guaranty and the creation of the Guaranteed Debt, that Guarantor is familiar with the financial condition of Qualified Borrower and the value of any collateral security for the Guaranteed Debt and that Creditor has made no representations to Guarantor in order to induce Guarantor to execute this Borrower Guaranty.

6.            If Qualified Borrower is or shall hereafter be liable to Creditor for any obligation, indebtedness or liability other than the Guaranteed Debt, and Creditor should collect or receive any payments, funds or distributions which are not specifically required, by law or agreement, to be applied to the Guaranteed Debt, then Creditor may, in its sole discretion, apply such payments, funds or distributions to indebtedness of Qualified Borrower other than the Guaranteed Debt.

7.            This Borrower Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Debt is rescinded or must otherwise be returned by the Creditor, upon the insolvency, bankruptcy, reorganization, or dissolution of the Qualified Borrower or otherwise, all as though such payment had not been made.

8.            This Borrower Guaranty has been executed and delivered pursuant to that certain Revolving Credit Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") dated as of October 10, 2007, by and among Guarantor, Acadia Realty Acquisition III LLC, as Managing Member, Acadia Realty Limited Partnership, as Guarantor, Acadia Investors III, Inc., as Pledgor, Creditor, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto, and is one of the "Borrower Guaranties" referred to therein. This Borrower Guaranty may be amended only by a written instrument executed by Guarantor and Creditor.

2

Exhibit N

9.            Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York, without regard to the choice of law principles that might otherwise apply, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Borrower Guaranty.

10.            Any suit, action or proceeding against Guarantor with respect to this Borrower Guaranty or any judgment entered by any court in respect hereof, may be brought in the courts of the State of New York, or in the United States Courts located in the Borough of Manhattan in New York City as Creditor in its sole discretion may elect and Guarantor hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Guarantor hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Creditor by registered or certified mail, postage prepaid, to Guarantor's address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, Attention: Robert Masters, Esq. Guarantor hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Borrower Guaranty brought in the courts located in the State of New York, Borough of Manhattan in New York City, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. GUARANTOR, AND BY ITS ACCEPTANCE HEREOF CREDITOR, EACH HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS BORROWER GUARANTY, WHICH WAIVER IS INFORMED AND VOLUNTARY.

Reference is hereby made to Section 14.19 of the Credit Agreement regarding the non-personal liability of Managing Member, the provisions of which are hereby incorporated by reference in this Borrower Guaranty as if fully set forth herein, for the payment and performance of Guarantor's obligations hereunder.

On the full, final and complete satisfaction of the Guaranteed Debt, this Guaranty shall be of no further force or effect. Thereafter, upon request, Creditor shall reasonably provide Guarantor, at Guarantor's sole expense, a written release of its obligations hereunder.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.

3

Exhibit N

EXECUTED on the date first above written.

ACADIA STRATEGIC OPPORTUNITY FUND III
LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

Acknolwedged and Agreed:

ACADIA REALTY LIMITED PARTNERSHIP,
a Delaware limited liability company

By: ACADIA REALTY TRUST,
its general partner

By: /s/ Robert Masters
Name: Robert Masters
Title: Senior Vice President

Signature Page to
Guaranty of Payment
Exhibit N

Accepted and Approved:

BANK OF AMERICA, N.A.
as Administrative Agent

By:
Name:
Title:

Exhibit N

EXHIBIT 0
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto

FORM OF COMPLIANCE CERTIFICATE FOR [              ] ENDED [              ]
DATE: [DATE]

ADMINISTRATIVE AGENT: Bank of America, N.A.

BORROWER:                                                     Acadia Strategic Opportunity Fund III LLC

This certificate is delivered under the Revolving Credit Agreement, dated as of October 10, 2007 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Acadia Realty Acquisition III LLC, as Managing Member, Acadia Realty Limited Partnership, as Guarantor, Acadia Investors III, Inc., as Pledgor, Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, YC SUSI Trust, as Conduit Lender, Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent and the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is authorized to execute and deliver this certificate to the Administrative Agent on behalf of Borrower, and that as of [date at the end of the period indicated above] (the "Reporting Date"):

(a) The undersigned has reviewed and is familiar with the terms and provisions of the Loan Documents and has made, or caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the account period covered by the attached financial statements, which fairly represent the financial condition and the results of the operations of the Borrower, and no Event of Default (nor any Potential Default) exists which has not been cured or waived (except the Events of Default or Potential Defaults, if any, together with the details of the actions that Borrower is taking or proposes to take with respect thereto, described on Annex A to this Certificate);

Exhibit O

(b)
The Borrowers are in compliance with all the covenants set forth in Section 10 of the Credit Agreement and Borrower and Pledgor are in compliance with Section 11.11 of the Credit Agreement, and calculations evidencing such status are as set forth on Annex B to this certificate; and

(c)	The calculation of the Borrowing Base attached hereto as Annex C is true and correct as of the date hereof, and any Investors which have been subject to an Exclusion Event are noted thereon.

[Signature of Responsible Officer]

By:
Name:
Title:

Exhibit O

ANNEX A

Annex A

ANNEX B

Annex B

ANNEX C

Annex C

EXHIBIT P
to Revolving Credit Agreement
by and among
Acadia Strategic Opportunity Fund III LLC, as Borrower,
Acadia Realty Acquisition III LLC, as Managing Member,
Acadia Realty Limited Partnership, as Guarantor,
Acadia Investors III, Inc., as Pledgor,
Bank of America, N.A., as Administrative Agent,
Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager,
YC SUSI Trust, as Conduit Lender,
Bank of America, N.A., as an Administrator, Alternate Lender and Managing Agent,
and
the other Conduit Lenders, Administrators, Alternate Lenders and Managing Agents from time to time party thereto
FORM OF GUARANTY OF CAPITAL

[See Tab 6]

Exhibit P